As filed with the Securities and Exchange Commission on August 30, 2010

1933 Act Registration No. 33-72424

1940 Act Registration No. 811-8194

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	x
Pre-Effective Amendment No.
Post-Effective Amendment No. 62	x

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	x
Amendment No. 63	x

(Check appropriate box or boxes.)

FINANCIAL INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

JoEllen L. Legg, Esq., Secretary

Financial Investors Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent of Service)

Copy to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
x	on August 31, 2010, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a) (1)
on (date), pursuant to paragraph (a) (1)
75 days after filing pursuant to paragraph (a) (2)
on (date), pursuant to paragraph (a) (2)

If appropriate, check the following box:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

www.alpsfunds.com	1

SUMMARY SECTION

ALPS/RED ROCKS LISTED PRIVATE EQUITY FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 28 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 49 of the Fund’s statement of additional information.

	Class A	Class C	Class I	Class R
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%(1)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(1)	1.00%(2)	None	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%	2.00%	2.00%	2.00%

	Class A	Class C	Class I	Class R
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%	0.50%
Shareholder Services Fees	0.15%	0.25%	0.00%	0.00%
Acquired Fund Fees and Expenses	0.15%	0.15%	0.15%	0.15%
Other Expenses	0.46%	0.46%	0.62%	0.92%
Total Annual Fund Operating Expenses	1.86%	2.46%	1.62%	2.42%
Fee Waiver and Expense Reimbursement(3)	(0.21)%	(0.06)%	(0.22)%	(0.52)%
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.65%	2.40%	1.40%	1.90%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)

ALPS Advisors, Inc. (the “Adviser”) and Red Rocks Capital LLC (the “Sub-Adviser”) have agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees (C shares only), Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.25% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2011 . The Adviser and the Sub-Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fees and expense were deferred. The Adviser and the Sub-Adviser may not discontinue this waiver without approval by the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example

2	Prospectus | August 31, 2010

also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$729	$1,061	$1,416	$2,411
Class C Shares	$343	$761	$1,304	$2,788
Class I Shares	$143	$489	$860	$1,901
Class R Shares	$193	$705	$1,243	$2,713
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$729	$1,061	$1,416	$2,411
Class C Shares	$243	$761	$1,304	$2,788
Class I Shares	$143	$489	$860	$1,901
Class R Shares	$193	$705	$1,243	$2,713

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 54% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, the Fund will invest at least 80% of its assets in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests

(common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Sub-Adviser selects investments from the Listed Private Equity Company universe pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Sub-Adviser looks to allocate the portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”).

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk – The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
•	Managed Portfolio Risk – The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.
•

Private Equity Risk – In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, valuation risk, credit risk, managed portfolio risk and derivatives risk.

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•

Industry Risk – The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

•

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•

Emerging Markets Risk – To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•	Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates.
•

Derivatives Risk – Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class C shares of the Fund commenced operations on June 30, 2010. The performance shown for Class C shares reflects the performance of the Fund’s Class A shares, the initial share class, calculated using the fees and expenses of Class C shares, without the effect of any fee and expense limitations or waivers. If Class C shares of the Fund had been available during periods prior to June 30, 2010, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the

Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (years ended 12/31)

Class A Shares

The Fund’s Class A share year-to-date return as of June 30, 2010 was -5.39%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares, Class I shares and Class R shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

4	Prospectus | August 31, 2010

Average Annual Total Returns
(for the period ended December 31, 2009)

	1 Year	Since Inception (12.31.2007)
ALPS/Red Rocks Listed Private Equity Fund Class A Shares
Return Before Taxes	33.14%	-29.76%
Return After Taxes on Distributions	28.56%	-31.09%
Return After Taxes on Distributions and Sale of Fund Shares	21.66%	-25.25%
ALPS/Red Rocks Listed Private Equity Fund Class C Shares
Return Before Taxes	38.71%	-28.30%
ALPS/Red Rocks Listed Private Equity Fund Class I Shares
Return Before Taxes	41.26%	-27.51%
ALPS/Red Rocks Listed Private Equity Fund Class R Shares
Return Before Taxes	39.93%	-28.11%
MSCI World Index (reflects no deduction for fees, expenses or taxes)	29.99%	-12.21%
S&P Listed Private Equity Index (reflects no deduction for fees, expenses or taxes)	61.63%	-23.88%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Red Rocks Capital LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Adam Goldman, Co-Founder and Managing Director of Red Rocks Capital LLC, has been portfolio manager of the Fund since its inception in December 2007. Mark Sunderhuse, Co-Founder and Managing Director of Red Rocks Capital LLC, has been portfolio manager of the Fund since its inception in December 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors four Classes of shares: Classes A, C, I and R. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. There is no minimum investment for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.alpsfunds.com	5

SUMMARY SECTION

ALPS/WMC VALUE INTERSECTION FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 28 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 49 of the Fund’s statement of additional information.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percentage of offering price)	5.50%(1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(1)	1.00%(2)	None
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	0.95%	0.95%	0.95%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Expenses*	0.50%	0.50%	0.54%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.71%	2.46%	1.50%
Fee Waiver and Expense Reimbursement(3)	(0.30)%	(0.30)%	(0.34)%
Net Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.41%	2.16%	1.16%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.15% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2011. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fees and expenses were deferred. The Adviser may not discontinue this waiver without approval by the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$686	$1,031	$1,400	$2,432
Class C Shares	$319	$738	$1,283	$2,770
Class I Shares	$118	$441	$786	$1,759
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$686	$1,031	$1,400	$2,432
Class C Shares	$219	$738	$1,283	$2,770
Class I Shares	$118	$441	$786	$1,759

6	Prospectus | August 31, 2010

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the four month fiscal period ended April 30, 2010, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”) believes are undervalued by the marketplace. The Sub-Adviser may invest in companies with any market capitalization, but will emphasize primarily large capitalization companies.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk – The value of equity securities in the Fund will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
•

Sector Risk – Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. Although the Fund does not intend to invest in any particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The Fund commenced operations on August 29, 2009. The performance shown for Class A shares and Class I shares for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund’s Class A shares and Class I shares (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund’s Class A shares and Class I shares into the Fund’s Class A shares and Class I shares), without the effect of any fee and expense limitations or waivers. If Class A shares and Class I shares of the Fund had been available during periods prior to August 29, 2009, the performance shown may have been different. Class C shares of the Fund commenced operations on June 30, 2010. The performance shown for Class C shares reflects the performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares, without the effect of any fee and expense limitations or waivers. If Class C shares of the Fund had been available during periods prior to June 30, 2010, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

www.alpsfunds.com	7

Annual Total Return (years ended 12/31)

Class A Shares

The Fund’s Class A Share year-to-date return as of June 30, 2010 was -7.65%.

After-tax returns are calculated using distributions for the Activa Mutual Funds Trust – Activa Fund – Class A shares for periods prior to August 29, 2009. If Class A shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A shares of the Fund. After-tax returns for Class C shares and Class I shares will vary from those shown for Class A shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for the period ended December 31, 2009)

	1 Year	5 years	10 years
ALPS/WMC Value Intersection Fund Class A Shares
Return Before Taxes	12.86%	-1.10%	2.00%
Return After Taxes on Distributions	12.66%	-1.60%	1.56%
Return After Taxes on Distributions and Sale of Fund Shares	8.54%	-0.92%	1.62%
ALPS/WMC Value Intersection Fund Class C Shares
Return Before Taxes	17.51%	-0.71%	1.81%
ALPS/WMC Value Intersection Fund Class I Shares
Return Before Taxes	19.59%	0.14%	2.69%
Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes)	19.69%	-0.25%	2.47%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Wellington Management Company, LLP is the investment sub-adviser to the Fund.

8	Prospectus | August 31, 2010

PORTFOLIO MANAGER

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has managed the Fund since May 2009.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

www.alpsfunds.com	9

SUMMARY SECTION

CLOUGH CHINA FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide investors with long-term capital appreciation.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 28 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 49 of the Fund’s statement of additional information.

	Class A	Class C	Class I
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) on purchases (as a percent-age of offering price)	5.50%(1)	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%(1)	1.00%(2)	None
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00
Redemption Fee (as a percent-age of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%

	Class A	Class C	Class I
Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	1.35%	1.35%	1.35%
Distribution and Service (12b-1) Fees	0.25%	0.75%	0.00%
Shareholder Services Fees	0.00%	0.25%	0.00%
Other Expenses*	0.64%	0.83%	0.51%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	2.25%	3.19%	1.87%
Fee Waiver and Expense Reimbursement(3)	(0.39)%	(0.48)%	(0.46)%
Net Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement	1.86%	2.71%	1.41%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million.

(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)

ALPS Advisors has agreed contractually to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.40% for Class I shares through December 31, 2010, 1.70 for Class A shares through December 31, 2009 and 1.85% for Class A shares through December 31, 2010, and 2.70% for Class C shares through December 31, 2010. ALPS Advisors will consider further reductions to these limits on an annual basis.

Effective January 1, 2011, ALPS Advisors has agreed contractually to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Class I shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2018. ALPS Advisors will consider further reductions to these limits on an annual basis. Without this agreement, expenses would be higher. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expenses was deferred. The Adviser may not discontinue this waiver without approval by the Fund’s Board of Trustees.

10	Prospectus | August 31, 2010

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$753	$1,202	$1,677	$2,979
Class C Shares	$374	$938	$1,626	$3,457
Class I Shares	$144	$543	$968	$2,150
You would pay the following expenses if you did not redeem your shares:
Class A Shares	$753	$1,202	$1,677	$2,979
Class C Shares	$274	$938	$1,626	$3,457
Class I Shares	$144	$543	$968	$2,150

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the nine month fiscal period ended April 30, 2010, the Fund’s portfolio turnover rate was 110% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•	are organized under the laws of China, Hong Kong or Taiwan;
•	are primarily traded on the China, Hong Kong or Taiwan exchanges; or
•	derive at least 50% of their revenues from business activities in China, Hong Kong or Taiwan, but which are listed and traded elsewhere.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange traded funds (“ETFs”), rights and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk – The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
•	Managed Portfolio Risk – The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.
•

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•

Geographic Risk – Investing in China, Hong Kong and Tai-wan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

•

Emerging Markets Risk – To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•	Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates.
•

Diversification Risk - The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value and total return than a diversified fund.

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•

Industry and Sector Risk - The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries or sectors. Although the Fund does not intend to invest in a particular industry or sector, the Fund may, from time to time, emphasize investments in one or more industries or sectors.

•

Small Company Risk - While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

•

Government Relationship Risk - While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The Fund commenced operations on January 15, 2010. The performance shown for Class A Shares, Class C Shares and Class I Shares for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund’s Class A Shares, Class C Shares and Class I Shares (as result of a prior reorganization of Old Mutual China Fund’s Class A Shares, Class C Shares and Class I Shares into the Fund’s Class A Shares, Class C Shares and Class I Shares), without the effect of any fee and expense limitations or waivers. If Class A Shares, Class C Shares and Class I Shares of the Fund had been available during periods prior to January 15, 2010, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell Shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Returns (years ended 12/31)

Class A Shares

The Fund’s Class A Share year-to-date return as of June 30, 2010 was -6.19%.

After-tax returns are calculated using distributions for the Old Mutual China Fund – Class A Shares for periods prior to January 15, 2010. If Class A Shares of the Fund had been available during these earlier periods, distributions may have been different and thus, after-tax returns may have been different from those shown. After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.

After-tax returns are only shown for Class A Shares of the Fund. After-tax returns for Class C Shares and Class I Shares will vary from those shown for Class A Shares due to varying sales charges and expenses among the classes.

12	Prospectus | August 31, 2010

Average Annual Total Returns
(for the period ended December 31, 2009)

	1 Year	Since Inception (December 30, 2005)
Class A Shares
Return Before Taxes	55.58%	21.75%
Return After Taxes on Distributions	55.47%	19.45%
Return After Taxes on Distributions and Sale of Fund Shares	36.22%	17.94%
Class C Shares
Return Before Taxes	62.75%	22.70%
Class I Shares
Return Before Taxes	65.91%	24.26%
Morgan Stanley Capital International China Index (reflects no deduction for fees, expenses or taxes)	62.29%	24.76%

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and Clough Capital Partners LP is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Erick Brock, Partner and Research Director of Clough Capital, has been co-portfolio manager of the Fund since July 2009. Francoise Vappareau, Managing Director of Clough Capital Hong Kong Ltd., has been co-portfolio manager of the Fund since January 2010.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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ALPS/RED ROCKS LISTED PRIVATE EQUITY FUND (THE “FUND”)

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

To achieve its objective, the Fund will invest at least 80% of its assets in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of its assets invested in or exposed to private companies (“Listed Private Equity Companies”) and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

Red Rocks Capital LLC (the “Sub-Adviser”) selects investments from the Listed Private Equity Company universe pursuant to a proprietary selection methodology using quantitative and qualitative historical results and commonly used financial measurements such as: price-to-book, price-to-sales, price-to-earnings, return on equity and balance sheet analysis. In addition, the Sub-Adviser observes the depth and breadth of company management, including management turnover. Lastly, the Sub-Adviser looks to allocate the portfolio directly and indirectly amongst industry sectors, geographic locations, stage of investment and vintage year.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in which the Fund Invests?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

Foreign Securities

The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States, including issuers located in emerging markets. Other ways of investing in foreign securities

14	Prospectus | August 31, 2010

include depositary receipts or shares and passive foreign investment companies.

Derivative Securities

The Fund may invest in options, futures, forwards, swap agreements, participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

What are the Non-Principal Strategies of the Fund?

Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective.

These securities and strategies may include:

•	debt securities;
•	indexed/structured securities;
•	high-yield/high risk bonds;
•	securities lending;
•	short sales “against the box” and “naked” (uncovered short sales) (no more than 10% of the Fund’s assets may be invested in naked short sales); and
•	securities purchased on a when-issued, delayed delivery or forward commitment basis.

Other Investment Companies

The Fund may invest in unaffiliated investment companies as permitted under Section 12 (d)(1) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder (the “1940 Act”). Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

The Fund may invest cash holdings in affiliated or non-affiliated money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

In addition, the Fund may invest in other investment companies that invest in a manner consistent with the Fund’s investment objective and strategies, including the use of exchange-traded funds (“ETFs”). Some ETFs have obtained exemptive orders permitting other investment companies to acquire their securities in excess of the limits of Section 12(d)(1) of the 1940 Act.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Cash Position

The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Although the Fund does not engage in active and frequent trading of securities as a primary investment strategy, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in the Fund’s Fees and Expenses table above. Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed

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at ordinary U.S. federal income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Temporary Defensive Investments

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Master/Feeder Structure

In lieu of investing directly, the Fund may seek to achieve its investment objective by converting to a master/feeder Structure pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The master/feeder Structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale. The Fund’s SAI contains more information about the possible conversion to a master/feeder Structure.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

What are the Principal Risks of Investing in the Fund?

Stock Market Risk

The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

Managed Portfolio Risk

As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective.

Private Equity Risk

In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, valuation risk, managed portfolio risk and derivatives risk.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately–held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Industry Risk

The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in that country.

16	Prospectus | August 31, 2010

Emerging Markets Risk

To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Currency Risk

Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline in terms of U.S. dollars. Additionally, certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “TAXES” below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Derivatives Risk

The Fund may engage in derivative transactions, including but not limited to, futures and options on securities, securities indices or currencies, options on futures, forward currency contracts and interest rate, currency or credit default swaps. The Fund may engage in these transactions to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates, or as a substitute for buying or selling securities, securities indices or currencies.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets. For U.S. federal income tax purposes, the use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. The Fund will not be required to engage in these transactions even when it would be beneficial to do so and may be unable to enter into appropriate transactions when the manager might wish to do so.

What are the Non-Principal Risks of Investing in the Fund?

Credit Risk

The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

Liquidity and Valuation Risk

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Focused Investment Risk

A fund that invests a greater percentage of its assets in a particular issuer or a small number of issuers, industries or geographic regions may have more risk compared with other funds, because the impact of a single economic, political or regulatory occurrence may have a greater negative impact on the Fund’s net asset value.

Securities Lending Risk

The Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the Fund’s SAI for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter.

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The Fund may also call such loans in order to sell the securities involved.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

MANAGEMENT

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser has delegated daily management of Fund assets to Red Rocks Capital LLC, who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. The Sub-Adviser also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year). The Sub-Adviser’s principal address is 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.

Pursuant to the Investment Advisory and Management Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.57% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and the Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended April 30, 2010.

The Sub-Adviser retains the right to use the name “Listed Private Equity” in connection with another investment company or business enterprise with which the Sub-Adviser is or may become associated. The Sub-Adviser has granted to the Trust the right and license to use the name “Listed Private Equity”, which right and license shall automatically terminate ninety (90) days after termination of the Sub-Advisory Agreement.

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Each of the persons listed below has served as the Fund’s portfolio manager since the Fund’s inception on December 31, 2007. The Fund’s portfolio managers collectively arrive at investment decisions.

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund is included in the SAI.

Portfolio Managers	Past 5 Years’ Business Experience
Adam Goldman

Portfolio manager of the Fund; age 49, is a Co- Founder and Managing Director of Red Rocks Capital LLC, 2003-Present. Previously, he served as a General Partner and Managing Director in four separate venture funds with Centennial Ventures, Denver, Colorado, investing and managing approximately $1 billion in committed capital from 1992 through 2002.

Mark Sunderhuse

Portfolio manager of the Fund; age 48, is a Co- Founder and Managing Director of Red Rocks Capital LLC, 2003-Present. Previously, he was a Portfolio Manager and Partner with Berger Financial, in Denver, Colorado, from 1998 to 2001. Berger Financial oversaw in excess of $14 billion in discretionary assets and Mr. Sunderhuse managed three funds while at Berger (New Generation, Mid-Cap Growth and Select). In addition, Mr. Sunderhuse was closely involved with acquiring outside investment management firms to complement Berger Financial’s institutional line-up.

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ALPS/WMC VALUE INTERSECTION FUND (THE “FUND”)

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s investment approach without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or investment approach, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser believes are undervalued by the marketplace.

The Fund’s sub-adviser, Wellington Management Company, LLP (the “Sub-Adviser”), implements the construction of the Fund’s portfolio based upon the analysis and input of the firm’s fundamental and quantitative research teams. Wellington Management’s fundamental analysts often spend their entire careers covering a single industry. The Sub-Adviser believes their in-depth knowledge and broad perspective makes them well positioned to recognize change early, enabling them to identify companies which appear to have potential for long-term growth, but which the Sub-Adviser believes are trading at low valuations relative to intrinsic worth and/or historical market levels. Such stocks are typically called “value stocks.” In addition, the Sub-Adviser uses an internally developed, quantitative analytical process to complement the Sub-Adviser’s fundamental research. The quantitative evaluation process uses multiple factors to determine a security’s attractiveness. In general, the factors include quality, value and momentum categories and favor stocks that appear to be inexpensive and timely according to the earnings and momentum factors. The Sub-Adviser may invest in companies with any market capitalization.

Disciplined portfolio construction techniques are used to manage risk and ensure diversification through investments in a number of different industries and companies.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Fund?

Like any investment, an investment in the Fund is subject to risk, and it is possible to lose money by investing in the Fund. The value of the Fund’s investments will vary from day to day in response to the activities of individual companies and general market and economic conditions.

Stock Market Risks

The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. The Fund’s portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund’s share price may decline and you could lose money. The Fund’s Sub-Adviser attempts to manage market risk of investing in individual securities by limiting the amount the Fund invests in each stock.

Sector Risks

Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may perform differently than other sectors or as the market as a whole. As the Sub-Adviser allocates more of the portfolio holdings to a particular sector, the Fund’s performance will be more susceptible to any economic, business or other developments which generally affect that sector. Although the Fund does not intend to invest in a particular sector or sectors, the Fund may, from time to time, emphasize investments in one or more sectors.

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What are the Non-Principal Risks of Investing in the Fund?

Repurchase Agreements and Risks

The Fund may enter into repurchase agreements, the purchase by the Fund of a security that a seller has agreed to buy back, usually within one to seven days, as a non-principal strategy. The seller’s promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. If the seller defaults and the collateral value declines, the Fund may incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time. The Fund enters into these agreements only with brokers, dealers or banks that meet credit quality standards established by the Sub-Adviser.

Temporary Investments and Risks

The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

Portfolio Turnover

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” Although the Fund does not engage in active and frequent trading of securities as a primary investment strategy, the Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective and principal investment strategies, particularly during periods of volatile market movements. Higher portfolio turnover involves correspondingly greater expenses to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, although such expenses are not reflected in the Fund’s Fees and Expenses table. Such sales may also result in realization of taxable capital gains, specifically short-term capital gains, which are taxed at ordinary U.S. federal income tax rates when distributed to shareholders who are individuals. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Lending of Portfolio Securities’ Risk

In order to generate additional income, the Fund may lend portfolio securities, on a short-term basis, up to 33 1/3% of the Fund’s total assets to broker/dealers, banks or other institutional borrowers of securities. The Fund will only enter into loan arrangements with broker/dealers, banks or other institutions which the Adviser has determined are credit-worthy under guidelines established by the Board and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

Derivative Transactions Risks

The Fund may trade in derivative contracts to hedge portfolio holdings and for investment purposes. Hedging activities are intended to reduce various kinds of risks. For example, in order to protect against certain events that might cause the value of its portfolio securities to decline, the Fund can buy or sell a derivative contract (or a combination of derivative contracts) intended to rise in value under the same circumstances. Hedging activities will not eliminate risk, even if they work as they are intended to. In addition, these strategies are not always successful and could result in increased expenses and losses to the Fund. The Fund may trade in the following types of derivative contracts:

Futures Contracts. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of an underlying asset at a price, date and time specified when the contract is made. Futures contracts traded in the over-the-counter markets are frequently referred to as forward contracts. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position. The Fund can buy or sell futures contracts on portfolio securities or indexes and engage in foreign currency forward contracts.

Options. Options are rights to buy or sell an underlying asset for a specified price (the exercise price) during, or at the end of, a specified period of time. A call option gives the holder (buyer) the right to purchase the underlying asset from the seller (writer) of the option. A put option gives the holder the right to sell the underlying asset to the writer of the option. The writer of the option receives a payment, or “premium,” from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option.

When the Fund uses financial futures and options on financial futures as hedging devices, much depends on the ability of the portfolio manager to predict market conditions based up on certain economic analysis and factors. There is a risk that the prices of the securities subject to the futures contracts may not correlate perfectly with the prices of the securities in the Fund’s portfolio. This may cause the futures contract and any related

20	Prospectus | August 31, 2010

options to react differently than the portfolio securities to market changes. In addition, the portfolio manager could be incorrect in their expectations about the direction or extent of market factors such as interest rate movements. In these events, the Fund may lose money on the futures contracts or options.

It is not certain that a secondary market for positions in futures contracts or for options will exist at all times. Although the Sub-Adviser will consider liquidity before entering into options transactions, there is no assurance that a liquid secondary market on an exchange or otherwise will exist for any particular contract or option at any particular time. The Fund’s ability to establish and close out futures and options positions depends on this secondary market.

Small- and Medium-Size Company Risk

To the extent that the Fund invests in small- and mid-capitalization stocks, the Fund is likely to be more volatile than a fund that invests only in large companies. Small- and medium-sized companies are generally riskier because they may have limited product lines, capital and managerial resources. Their securities may trade less frequently and with greater price swings.

The Fund shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund has adopted policies and procedures with respect to the disclosure of the Fund’s portfolio securities. A description of the policies and procedures can be found in the Fund’s SAI.

MANAGEMENT

The Fund is a series of Financial Investors Trust, a Delaware statutory trust. The Fund is governed by a Board that meets regularly to review the Fund’s investments, performance, expenses and other business affairs. On August 29, 2009, the Activa Mutual Funds Trust – Active Value Fund (the “Predecessor Fund”) reorganized into the Fund. The Predecessor Fund commenced operations on August 10, 1971.

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser did not serve as investment adviser to the Predecessor Fund.

The Adviser has delegated daily management of Fund assets to Wellington Management, who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser served as investment sub-adviser to the Predecessor Fund. The Sub-Adviser is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of June 30, 2010, Wellington Management had investment management authority with respect to approximately $554 billion in assets. (The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.)

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250 million; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250 million and $500 million; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500 million and above. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ended April 30, 2010.

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THE PORTFOLIO MANAGER

Mammen Chally, CFA, Vice President and Equity Portfolio Manager of Wellington Management, joined the firm as an investment professional in 1994. Mr. Chally is primarily responsible for the day-to-day operation of the Fund. He has been the portfolio manager for the Fund since May 2009 and for other clients of the firm for at least the past five years. The Sub-Adviser has managed the Fund since January 1, 2000.

More information about the portfolio manager’s compensation, other accounts managed by him and his ownership of securities in the Fund is included in the SAI.

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CLOUGH CHINA FUND (THE “FUND”)

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks to provide investors with long-term capital appreciation. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategy without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objective or principal investment strategy, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•	are organized under the laws of China, Hong Kong or Taiwan;
•	are primarily traded on the China, Hong Kong or Taiwan exchanges; or
•	derive at least 50% of their revenues from business activities in China, Hong Kong or Taiwan, but which are listed and traded elsewhere.

Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common stocks, depository receipts, exchange traded funds (“ETFs”), rights and warrants. The Fund may invest in securities of all market capitalizations, including companies in emerging markets.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in which the Fund Invests?

Equity Securities

Equity securities include common and preferred stocks, convertible securities, warrants and rights. Equity security prices fluctuate over time. Equity security prices may fall as a result of factors that relate to a company, such as management decisions or lower demand for a company’s products or services. Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs. Equity security prices may also fall because of changes in other financial markets, such as interest rate or currency exchange rate changes.

Growth Securities

Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole. Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities

Value securities are equity securities that are or are believed to be currently underpriced. Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Small- and Medium-Sized Company Securities

Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group. In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

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Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons. For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Foreign Securities

Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the U.S. and are not traded in the U.S. Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, limitations on the use or transfer of Fund assets, reduced availability of public information and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

Foreign securities include American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and other similar global instruments. ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as a U.S. equity security and is priced in U.S. dollars. EDRs and GDRs are receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. Although ADRs, EDRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Exchange Traded Funds

The Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts — to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

What are the Non-Principal Strategies Fund?

Unless otherwise stated within its specific investments policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective.

Derivatives

A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, currencies, or other financial instruments. Derivatives include futures, options, options on futures, OTC options, forward foreign currency contracts and swaps.

Other Investment Companies

The Fund may acquire securities of other investment companies, including exchange-traded funds, subject to the limitations of the 1940 Act. The Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees and other operating expenses.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by each Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

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What are the Principal Risks of Investing in the Fund?

Stock Market Risk

The value of stocks and other equity securities in the Fund’s portfolio will fluctuate depending on the performance of the companies that issued them, general market and economic conditions and investor confidence, and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. The market also may fail to recognize the intrinsic worth of an investment or Clough Capital Partners LP, the Fund’s sub-adviser (the “Sub-Adviser”) may misgauge that worth.

Managed Portfolio Risk

As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the portfolio manager’s investment techniques could fail to achieve the Fund’s investment objective.

Foreign (Non-U.S.) Securities Risk

Investments in foreign or non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country.

Geographic Risk

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified because:

•	China remains a one-party, non-democratic political system with the continuing risk of nationalization, expropriation, or confiscation of property;
•	While Hong Kong acknowledges being a Special Administrative Region of China, the international legal status of Taiwan is not settled. As such, from time to time, political tensions arise;
•

The economic reforms being instituted could cause higher interest rates and higher unemployment, which could cause political instability. The government could also alter or discontinue economic reform programs;

•	The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on exports;
•

Over 1997 and 1998, the values of many Asian currencies declined because corporations in these countries had to buy U.S. dollars to pay large U.S. dollar denominated debt. Similar devaluations could occur again;

•	Military conflicts, either in response to social unrest or conflicts with other countries, are an ever present consideration;
•	Political instability may arise and hard-line Marxist-Leninists might regain the political initiative;
•

Social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

•	The Chinese legal system is still in its infancy, making it more difficult to obtain and/or enforce judgments.

Emerging Markets Risk

To the extent that the Fund invests in issuers located in emerging markets, the risks associated with non-U.S. securities may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Currency Risk

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline in terms of U.S. dollars. Additionally, certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See TAXES below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Diversification Risk

The Fund is “non-diversified,” which means that it may own larger positions in a smaller number of securities than funds that are “diversified.” This means that an increase or decrease in the value of a single security likely will have a greater impact on the Fund’s net asset value and total return than a diversified fund. The Fund’s net asset value may also be more volatile than those of diversified funds.

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Industry and Sector Risk

Companies that have similar lines of business are grouped together in broad categories called industries. Certain industries are grouped together in broader categories called sectors. The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries or sectors. Although the Fund does not intend to invest in a particular industry or sector, the Fund may, from time to time, emphasize investments in one or more industries or sectors.

Small Company Risk

While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation. The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies. This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Government Relationship Risk

While companies in China may be subject to limitations on their business relationships under Chinese law, these laws may not be consistent with certain political and security concerns of the U.S. As a result, Chinese companies may have material direct or indirect business relationships with governments that are considered state sponsors of terrorism by the U.S. government, or governments that otherwise have policies in conflict with the U.S. government (an “Adverse Government”). If the Fund invests in companies that have or develop a material business relationship with an Adverse Government, then the Fund will be subject to the risk that these companies’ reputation and price in the market will be adversely affected.

Temporary Investments and Risks

The Fund may, from time to time, invest all of its assets in short-term instruments when the Sub-Adviser determines that adverse market, economic, political or other conditions call for a temporary defensive posture. Such a defensive position may result in the Fund failing to achieve its investment objective.

What are the Non-Principal Risks of Investing in the Fund?

Derivatives Risk

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage. As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, or gain, to the investor. Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells. The Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold. Thus, the use of derivatives may result in losses in excess of the amount invested.

Derivatives may be used for a variety of purposes, including: (i) to reduce transaction costs; (ii) to manage cash flows; (iii) to maintain full market exposure, which means to adjust the characteristics of the Fund’s investments to more closely approximate those of its benchmark; (iv) to seek to enhance returns (speculative); and (v) to protect the Fund’s investments against declines in value (hedging).

The Fund is subject to the federal securities laws, including the 1940 Act, and related rules, as interpreted by various SEC staff positions. Generally, with respect to certain kinds of derivatives, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, while a derivatives contract is open. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund covers its open positions by setting aside liquid assets equal to a contract’s full, notional value. With respect to forwards, futures and index options that are contractually required to “cash-settle,” however, the Fund generally will set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any ( i.e. , the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward, futures, and index options contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Risks of Investing in Securities of Other Investment Companies

Investing in other investment companies involves substantially the same risks as investing directly in the underlying securities, but may involve additional expenses at the investment company level. To the extent the Fund invests in other investment companies, the Fund’s shareholders will incur certain duplicative fees and expenses, including investment advisory fees. The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investments in investment companies also may involve the payment of substantial premiums above the value of such companies’ portfolio securities.

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Liquidity and Valuation Risk

Certain of a Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Portfolio Turnover

The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential. This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

MANAGEMENT

The Fund is a series of Financial Investors Trust, a Delaware statutory trust. The Fund is governed by a Board that meets regularly to review the Fund’s investments, performance, expenses and other business affairs. At the close of business on January 15, 2010, the Old Mutual Funds Trust I – Old Mutual China Fund (the “Predecessor Fund”) reorganized into the Fund. The Predecessor Fund commenced operations on December 30, 2005.

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the SEC as an investment adviser.

The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The Adviser did not serve as investment adviser to the Predecessor Fund.

The Adviser has delegated daily management of Fund assets to Clough Capital Partners LP (the “Sub-Adviser” or “Clough Capital”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. The Sub-Adviser served as investment sub-adviser to the Predecessor Fund since July 2009. The Sub-Adviser is a Delaware limited partnership with principal offices at One Post Office Square, 40th Floor, Boston, Massachusetts 02109. Clough Capital is a registered investment adviser under the Investment Advisor’s Act of 1940, which provides investment services to investment companies, including three global long / short private investment funds, an Asia only long / short private investment fund (focusing significantly on China) and three global closed-end mutual funds. Clough Capital was founded in 2000 and, as of June 30, 2010, had investment management authority with respect to approximately $3.1 billion in assets.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.35% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.90% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ending, April 30, 2010.

THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Each of the persons listed below has served as the Fund’s portfolio manager since the Fund’s inception and served as portfolio manager of the Predecessor Fund. The Fund’s portfolio managers, in consultation with an Investment Committee, collectively arrive at investment decisions.

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More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund is included in the SAI.

Portfolio Managers	Past 5 Years’ Business Experience
Francoise Vappareau (Co-Manager)

Managing Director, Clough Capital Hong Kong Ltd, since September 2009 and Co-Portfolio Manager, Clough Capital, since January 2010. Formerly Principal, Portfolio Manager and Senior Research Analyst, Clay Finlay (HK) Ltd., 2005 – August 2009, Investment Consultant, Research Works, 2003 – 2004; Vice President, Senior Investment Manager & Strategy Coordination, Lombard Odier (Asia), Hong Kong SAR, 1995 – 2002; and Fund Manager-Developed Markets, Lombard Odier Geneva, 1980 – 1995. Ms. Vappareau earned her MBA from Paris University in 1971. Ms. Vappareau served as Portfolio Manager of the Predecessor Fund from its inception on December 30, 2005 to July 2009.

Eric Brock (Manager)

Partner and Research Director, Clough Capital, since 2000; Formerly leveraged finance investment banker with Bear Stearns & Co. and CPA with Ernst & Young. Mr. Brock earned his MBA from the University of Chicago and his BA in Accounting from Boston College. Mr. Brock has served as Portfolio Manager of the Predecessor Fund since July 2009.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUNDS

Administrator

Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc. (an affiliate of ALPS Distributors, Inc. and the Adviser) (“ALPS” or the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Den-ver, Colorado 80203, serves as administrator to each Fund. As Administrator, ALPS has agreed to: assist in maintaining each Fund’s office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Funds’ daily NAV; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor the Funds’ expense accruals; monitor compliance with each Fund’s investment policies and limitations; and generally assist in the Funds’ operations.

ALPS will receive an annual administrative fee billed monthly, in the following amounts of the Fund’s average net assets:

Fund Name	Administrative Fee
ALPS/Red Rocks Listed Private Equity Fund

(i) 8 basis points of Fund’s average net assets between $0 - $500 million;

(ii) 6 basis points of Fund’s average net assets between $500 million - $1 billion; and

(iii) 4 basis points of Fund’s average net assets over $1 billion.

ALPS/WMC Value Intersection Fund	0.15%
Clough China Fund	0.15%

Distributor

ALPS Distributors, Inc. (an affiliate of ALPS and the Adviser) (“ADI” or the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of each Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for each Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as Transfer Agent for each Fund. As transfer agent, ALPS has, among other things, agreed to: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and/or a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

BUYI NG, EXCHANGING AND REDEEMING SHARES

Each Fund currently offers Class A, Class C and Class I shares. The ALPS/Red Rocks Listed Private Equity Fund also offers Class R shares. Each share class of a Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of a Fund, you must choose a share class.

28	Prospectus | August 31, 2010

Factors you should consider in choosing a class of shares include:

•	how long you expect to own the shares;
•	how much you intend to invest;
•	total expenses associated with owning shares of each class; and
•	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Class A and C shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

The Class I shares are offered only through the certain types of financial intermediaries and to certain institutional investors. Class I shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I shares are not offered directly to individual investors.

Class R Shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403 and 457 of the Internal Revenue Code (the “Code”); nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees; beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R Shares. Class R Shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Class A, Class C and Class R Shares

Each Fund has adopted a separate plan of distribution for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). In addition, the ALPS/Red Rocks Listed Private Equity Fund has adopted a separate Plan for its Class R shares.

The Plans allow each Fund, as applicable, to use Class A, Class C and/or Class R assets to pay fees in connection with the distribution and marketing of Class A, Class C or Class R shares and/or the provision of shareholder services to Class A, Class C or Class R shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C and/or Class R shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares, and 0.50% of the ALPS/Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares. Because these fees are paid out of a Fund’s Class A, Class C or Class R assets on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C and Class R shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to ADI for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. ADI is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although ADI may, pursuant to a written agreement between ADI and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. ADI is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

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Shareholder Services Plan for Class C Shares

Each Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to its Class C shares. Under the Shareholder Services Plan, a Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of a Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Shareholder Services Plan for Class A Shares

The ALPS/Red Rocks Listed Private Equity Fund has adopted a shareholder services plan (a “Services Plan”) with respect to the Fund’s Class A shares. Under the Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

Payments to Financial Intermediaries

The Funds’ adviser and/or sub-adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities for out of their own resources. The Adviser or Sub-Adviser may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the adviser or sub-adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, other affiliates of the adviser, sub-adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of each Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Investment Minimums

Each Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. The ALPS/Red Rocks Listed Private Equity Fund also offers Class R shares, there is no investment minimum for Class R shares. Investors generally may meet the minimum investment amount by aggregating multiple accounts within a Fund. There is no subsequent investment minimum.

Each Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may not purchase, exchange or redeem shares of a Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

With certain limited exceptions, each Fund is available only to U.S. citizens or residents.

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Sales Charge When You Purchase

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 5.50%	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemptions within one year
Distribution and Service Fees	0.25%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price
Less than $50,000	5.50%	4.75%
$50,000 but less than $100,000	4.50%	3.75%
$100,000 but less than $250,000	3.50%	2.75%
$250,000 but less than $500,000	2.50%	2.00%
$500,000 but less than $1 million	2.00%	1.60%
$1 million or greater*	0.00%	0.00%

*	A CDSC of 1.00% may apply to class A shares redeemed within the first 12 months after a purchase in excess of $1 million. See Section titled “Contingent Deferred Sales Charge” below.

The Class C, Class I and Class R shares do not charge an initial sales load.

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of a Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as a Fund, its agents, or your financial intermediary may not retain this information.

A Fund may waive Class A sales charges on investor purchases including shares purchased by:

•	Officers, directors, trustees and employees of the adviser, sub-adviser and their respective affiliates;
•	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the adviser;
•	Immediate family members of all such persons as described above; and
•	Financial intermediary supermarkets and fee-based platforms.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of a Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the

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time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

•	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
•	solely controlled business accounts; and
•	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $1 million or more, either as a lump sum or through a Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

Waiver of CDSC

Each Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

•

required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

•	ALPS/GNI Long-Short Fund
•	ALPS/Red Rocks Listed Private Equity Fund
•	Clough China Fund
•	Jefferies Asset Management Commodity Strategy Allocation Fund
•	RiverFront Long-Term Growth & Income Fund
•	RiverFront Moderate Growth & Income Fund
•	RiverFront Moderate Growth Fund

If you are an existing shareholder of a Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in “Investment Minimums” above.

Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a Fund are generally not considered a taxable transaction.

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The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

Each Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, each Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell or exchange your shares of the ALPS/Red Rocks Listed Private Equity Fund after holding them 90 calendar days or less, or the Clough China Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund(s) also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;
•	Redemptions related to death or due to a divorce decree;
•

Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

•

Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

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SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

None of the Funds currently imposes an account minimum. A Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

None of the Funds issues share certificates.

Frequent Purchases and Sales of Fund Shares

None of the Funds permits market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

If you sell or exchange your shares of the ALPS/Red Rocks Listed Private Equity Fund after holding them 90 calendar days or less, or the Clough China Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading. Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to a Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, each Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that a Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that a Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for each Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m. Eastern time) on each business day (Monday through Friday). None of the Funds will value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific

34	Prospectus | August 31, 2010

adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Fund’s sub-adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), each Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if its sub-adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, each Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, each Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Each Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, each Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

DIVIDENDS AND DISTRIBUTIONS

Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

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TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal in-come taxation regardless of its source; or
(iv)

a trusts, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “TAXES – Taxation of the Fund.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a “regulated investment company” and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. Shareholders in each Fund will receive a statement (Form 1099-DIV)

annually informing them of the amount of the income and capital gains which have been distributed by such Fund during the calendar year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of each Fund’s current or accumulated “earnings and profits.” The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which for taxable years beginning before January 1, 2011 may be taxed at favorable rates so long as certain requirements are met. Corporations may be able to take a dividends-received deduction for a portion of the dividends they receive.

Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced – in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after such Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this, since distributions made to shareholders who purchased their shares through such accounts are not taxable.

Sale of Fund Shares

Any gain resulting from the sale or exchange of your shares will generally be subject to U.S. federal income tax. Shareholder transactions in a Fund’s shares resulting in gains from selling or exchanging shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or exchanges of shares held for one year or less generally are taxed at ordinary income rates. For more information, see the SAI under “TAXES – Exchange or Redemption of Shares.”

36	Prospectus | August 31, 2010

Taxation of Certain Investments

Each Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that a Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or accelerate such Fund’s recognition of ordinary income and may affect the timing or amount of such Fund’s distributions. Each Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “TAXES – Special Tax Considerations.”

Each Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income. Even though payment of that amount is not received until a later time, it will be distributed to shareholders as taxable dividends. Each Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to currently include the amount of market discount as ordinary income even though such Fund does not receive payment of such amount at that time. Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of Capital Gain Dividends made to shareholders.

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. For more information regarding backup withholding and new U.S. federal income tax legislation, see the SAI under “TAXES – Backup Withholding” and “TAXES – Recently Enacted Legislation.”

You should consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Please note that the financial highlights information in the following table represents financial highlights of each Fund through April 30 of each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds’ (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds’ financial statements audited by Deloitte & Touche LLP, whose report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request by calling the Funds at 866.759.5679.

Class C shares of the ALPS/Red Rocks Listed Private Equity Fund and ALPS/WMC Value Intersection Fund commenced operations on June 30, 2010. The financial highlights shown reflect the financial results for the Class A, Class I and Class R (as applicable) shares of each respective Fund. If Class C shares had been available, the financial results shown may have been different.

Data for a share outstanding throughout the period presented:

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FINANCIAL HIGHLIGHTS

	ALPS I Red Rocks Listed Private Equity Fund [Class A]
	For the Year Ended April 30,				For the Period Ended
	2010		2009		April 30, 2008 (a)
Net asset value, beginning of period	$3.56		$9.47		$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.14		0.08	(b)	0.11
Net realized and unrealized gain/(loss)	1.99		(5.97	) (b)	(0.64)
Total from investment operations	2.13		(5.89)		(0.53)

DISTRIBUTIONS:
From net investment income	(0.52)		(0.03)		–
From net realized gains	–		–	(c)	–
Total distributions	(0.52)		(0.03)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 3)	–	(c)	0.01	(b)	–
Net increase/(decrease) in net asset value	1.61		(5.91)		(0.53)
Net asset value, end of period	$5.17		$3.56		$9.47

TOTAL RETURN (D)	61.68%		(62.01)%		(5.30)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000)	$67,192		$27,860		$832
Ratio of net investment income to average net assets	0.42%		2.16%		4.68	% (e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.44	% (f)	1.25%		1.25	% (e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.71%		2.08%		39.07	% (e)
Portfolio turnover rate (g)	54%		59%		15%

(a)	The Fund commenced operations on December 31, 2007.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Effective September 1, 2009, the net expense ratio limitation changed from 1.25% to 1.50%.
(g)	Portfolio turnover rate for periods of less than one full year have not been annualized.

38	Prospectus | August 31, 2010

FINANCIAL HIGHLIGHTS

	ALPS I Red Rocks Listed Private Equity Fund [Class I]
	For the Year Ended April 30,				For the Period Ended April 30, 2008 (a)
	2010		2009
Net asset value, beginning of period	$3.57		$9.47		$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.28		0.10	(b)	0.13
Net realized and unrealized gain/(loss)	1.87		(5.97	) (b)	(0.66)
Total from investment operations	2.15		(5.87)		(0.53)

DISTRIBUTIONS:
From net investment income	(0.53)		(0.05)		–
From net realized gains	–		–	(c)	–
Total distributions	(0.53)		(0.05)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 3)	–	(c)	0.02	(b)	–
Net increase/(decrease) in net asset value	1.62		(5.90)		(0.53)
Net asset value, end of period	$5.19		$3.57		$9.47

TOTAL RETURN (D)	62.09%		(61.79)%		(5.30)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000)	$45,144		$12,938		$21
Ratio of net investment income to average net assets	0.78%		2.56%		6.11	% (e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.19	% (f)	1.00%		1.00	% (e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.47%		2.05%		35.33	% (e)
Portfolio turnover rate (g)	54%		59%		15%

(a)	The Fund commenced operations on December 31, 2007.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Effective September 1, 2009, the net expense ratio limitation changed from 1.00% to 1.25%.
(g)	Portfolio turnover rate for periods of less than one full year have not been annualized.

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FINANCIAL HIGHLIGHTS

	ALPS I Red Rocks Listed Private Equity Fund [Class R]
	For the Year Ended April 30,				For the Period Ended
	2010		2009		April 30, 2008 (a)
Net asset value, beginning of period	$3.31		$9.46		$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	(0.09)		0.15	(b)	0.12
Net realized and unrealized gain/(loss)	2.02		(6.05	) (b)	(0.66)
Total from investment operations	1.93		(5.90)		(0.54)

DISTRIBUTIONS:
From net investment income	(0.51)		(0.26)		–
From net realized gains	–		–	(c)	–
Total distributions	(0.51)		(0.26)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 3)	–		0.01	(b)	–
Net increase/(decrease) in net asset value	1.42		(6.15)		(0.54)
Net asset value, end of period	$4.73		$3.31		$9.46
TOTAL RETURN (D)	60.92%		(62.10)%		(5.40)%

RATIOS/ SUPPLEMENTAL DATA:
Net assets, end of period (in 000)	$18		$–	(e)	$1
Ratio of net investment loss to average net assets	(0.24)%		2.72%		3.90	% (f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.75	% (g)	1.50%		1.50	% (f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.27%		6.08%		43.39	% (f)
Portfolio turnover rate (h)	54%		59%		15%

(a)	The Fund commenced operations on December 31, 2007.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Less than $500.
(f)	Annualized.
(g)	Effective September 1, 2009, the net expense ratio limitation changed from 1.50% to 1.75%.
(h)	Portfolio turnover rate for periods of less than one full year have not been annualized.

40	Prospectus | August 31, 2010

FINANCIAL HIGHLIGHTS

	ALPS/WMC Value Intersection Fund [Class A] (formerly Activa Value Fund)
	For the Period January 1, 2010 through April 30, 2010 (a)		For the Year Ended December 31,
			2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.92		$5.86	$9.35	$9.81	$8.65	$8.06

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.03		0.07	0.08	0.14	0.13	0.09
Net realized and unrealized gain/(loss)	0.48		1.06	(3.49)	0.09	1.49	0.59
Total from investment operations	0.51		1.13	(3.41)	0.23	1.62	0.68

DISTRIBUTIONS:
From net investment income	–		(0.07)	(0.08)	(0.14)	(0.13)	(0.09)
From net realized gains	–		–	–	(0.55)	(0.33)	–
Total distributions	–		(0.07)	(0.08)	(0.69)	(0.46)	(0.09)

Net increase/(decrease) in net asset value	0.51		1.06	(3.49)	(0.46)	1.16	0.59
Net asset value, end of period	$7.43		$6.92	$5.86	$9.35	$9.81	$8.65

TOTAL RETURN (B)	7.22%		19.24%	(36.45)%	2.43%	18.80%	8.47%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$45,300		$62,264	$53,841	$88,679	$125,459	$132,597
Ratio of net investment income to average net assets	0.60	% (c)	1.12%	1.1%	1.4%	1.4%	1.1%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40	% (c)	1.62%	1.5%	1.2%	1.1%	1.2%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.70	% (c)	N/A	N/A	N/A	N/A	N/A
Portfolio turnover rate (d)	11%		56%	83%	52%	64%	54%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year–end of the Fund from December 31 to April 30.
(b)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods of less than one full year have not been annualized.

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FINANCIAL HIGHLIGHTS

	ALPS/WMC Value Intersection Fund [Class I] (formerly Activa Value Fund) (a)
	For the Period January 1, 2010 through April 30, 2010 (a)		For the Year Ended December 31,
			2009	2008	2007	2006	2005
Net asset value, beginning of period	$6.96		$5.89	$9.41	$9.86	$8.69	$8.10

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.02		0.07	0.09	0.15	0.14	0.10
Net realized and unrealized gain/(loss)	0.50		1.08	(3.52)	0.10	1.50	0.59
Total from investment operations	0.52		1.15	(3.43)	0.25	1.64	0.69

DISTRIBUTIONS:
From net investment income	–		(0.08)	(0.09)	(0.15)	(0.14)	(0.10)
From net realized gains	–		–	–	(0.55)	(0.33)	–
Total distributions	–		(0.08)	(0.09)	(0.70)	(0.47)	(0.10)

Net increase/(decrease) in net asset value	0.52		1.07	(3.52)	(0.45)	1.17	0.59
Net asset value, end of period	$7.48		$6.96	$5.89	$9.41	$9.86	$8.69

TOTAL RETURN (C)	7.47%		19.59%	(36.38)%	2.59%	18.89%	8.52%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$16,814		$16,465	$3,658	$5,422	$4,956	$4,264
Ratio of net investment income to average net assets	0.77	% (d)	1.17%	1.3%	1.4%	1.4%	1.2%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	% (d)	1.46%	1.4%	1.1%	1.1%	1.1%
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.49	% (d)	N/A	N/A	N/A	N/A	N/A
Portfolio turnover rate (e)	11%		56%	83%	52%	64%	54%

(a)	Prior to the close of business on August 28, 2009, Class I was known as Class R of the Predecessor Fund.
(b)	Effective March 9, 2010, the Board approved changing the fiscal year–end of the Fund from December 31 to April 30.
(c)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods of less than one full year have not been annualized.

42	Prospectus | August 31, 2010

FINANCIAL HIGHLIGHTS

	Clough China Fund [Class A]
	For the Period August 1, 2009 through April 30, 2010 (a)		For the Year Ended July 31,					For the Period December 30, 2005 (Inception) through July 31, 2006
			2009		2008		2007
Net asset value, beginning of period	$16.32		$15.81		$22.46		$13.23	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.10		0.09	(b)	(0.01	) (b)	0.06 (b)	0.01	(b)
Net realized and unrealized gain/(loss)	1.85		0.62	(b)(c)	(1.73	) (b)	9.59 (b)	3.22	(b)
Total from investment operations	1.95		0.71		(1.74)		9.65	3.23

DISTRIBUTIONS:
From net investment income	(0.07)		(0.20)		(0.03)		(0.05)	–
From net realized gains	–		–		(4.88)		(0.37)	–
Total distributions	(0.07)		(0.20)		(4.91)		(0.42)	–

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 3)	0.01		–	(d)	–		–	–
Net increase/(decrease) in net asset value	1.89		0.51		(6.65)		9.23	3.23
Net asset value, end of period	$18.21		$16.32		$15.81		$22.46	$13.23

TOTAL RETURN (E)	12.07%		5.00	% (c)	(13.91)%		73.81%	32.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$28,695		$15,069		$17,927		$25,976	$2,532
Ratio of net investment loss to average net assets	(0.53	)% (f)	0.70%		(0.06)%		0.31%	0.12	% (f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.87	% (f)(g)	1.95%		2.02%		2.10%	2.10	% (f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.24	% (f)	2.62%		2.34%		2.42%	6.65	% (f)
Portfolio turnover rate (h)	110%		120%		178%		193%	51%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year–end of the Fund from July 31 to April 30.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively (See Note 1).
(d)	Less than $0.005 per share.
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Effective January 1, 2010, the net expense ratio limitation changed from 1.70% to 1.85%. Prior to January 1, 2010 the net expense ratio limitation was 1.95%.
(h)	Portfolio turnover rate for periods of less than one full year have not been annualized.

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FINANCIAL HIGHLIGHTS

	Clough China Fund [Class C]
	For the Period August 1, 2009 through April 30, 2010 (a)		For the Year Ended July 31,						For the Period December 30, 2005 (Inception) through July 31, 2006
			2009		2008		2007
Net asset value, beginning of period	$16.08		$15.48		$22.26		$13.18		$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.17)		(0.01	) (b)	(0.17	) (b)	(0.06	) (b)	(0.06	) (b)
Net realized and unrealized gain/(loss)	1.98		0.65	(b)(c)	(1.64	) (b)	9.52	(b)	3.24	(b)
Total from investment operations	1.81		0.64		(1.81)		9.46		3.18

DISTRIBUTIONS:
From net investment income	–		(0.04)		(0.09)		(0.02)		–
From net realized gains	–		–		(4.88)		(0.37)		–
Total distributions	–		(0.04)		(4.97)		(0.39)		–

REDEMPTION FEES ADDED TO PAID IN CAPITAL (NOTE 3)	–		–		–		0.01		–
Net increase/(decrease) in net asset value	1.81		0.60		(6.78)		9.08		3.18
Net asset value, end of period	$17.89		$16.08		$15.48		$22.26		$13.18

TOTAL RETURN (D)	11.26%		4.21	% (c)	(14.49)%		76.27%		31.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$7,594		$8,267		$9,991		$15,497		$793
Ratio of net investment loss to average net assets	(1.26	)% (e)	(0.05)%		(0.85)%		(0.33)%		(0.76	)% (e)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70	% (e)	2.70%		2.77%		2.85%		2.85	% (e)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.18	% (e)	3.43%		3.15%		3.33%		11.53	% (e)
Portfolio turnover rate (f)	110%		120%		178%		193%		51%

(a)	Effective March 9, 2010, the Board approved changing the fiscal year–end of the Fund from July 31 to April 30.
(b)	Per share numbers have been calculated using the average shares method.
(c)	Impact of payment by affiliate was less than $0.01 per share and 0.01% respectively (See Note 1)
(d)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods of less than one full year have not been annualized.

44	Prospectus | August 31, 2010

FINANCIAL HIGHLIGHTS

	Clough China Fund [Class I] (a)
	For the Period August 1, 2009 through April 30, 2010 (b)		For the Year Ended July 31,					For the Period December 30, 2005 (Inception) through July 31, 2006
			2009		2008		2007
Net asset value, beginning of period	$16.52		$16.10		$22.65		$13.27	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income	0.01		0.15	(c)	0.13	(c)	0.19 (c)	0.08	(c)
Net realized and unrealized gain/(loss)	2.03		0.60	(c)(d)	(1.80	) (c)	9.63 (c)	3.19	(c)
Total from investment operations	2.04		0.75		(1.67)		9.82	3.27

DISTRIBUTIONS:
From net investment income	(0.15)		(0.33)		–		(0.07)	–
From net realized gains	–		–		(4.88)		(0.37)	–
Total distributions	(0.15)		(0.33)		(4.88)		(0.44)	–

REDEMPTION FEES ADDED TO PAID
IN CAPITAL (NOTE 3)	–		–		–		–	–
Net increase/(decrease) in net asset value	1.89		0.42		(6.55)		9.38	3.27
Net asset value, end of period	$18.41		$16.52		$16.10		$22.65	$13.27

TOTAL RETURN (E)	12.36%		5.51	% (d)	(13.41)%		74.91%	32.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$15,071		$9,744		$9,231		$22,303	$12,622
Ratio of net investment income to average net assets	0.08	% (f)	1.20%		0.62%		1.06%	1.07	% (f)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.40	% (f)	1.40%		1.47%		1.55%	1.55	% (f)
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.86	% (f)	1.97%		1.76%		1.75%	2.58	% (f)
Portfolio turnover rate (g)	110%		120%		178%		193%	51%

(a)	Prior to the close of business on January 15, 2010, Class I of the Clough China Fund was known as Institutional Class of the Predecessor Fund.
(b)	Effective March 9, 2010, the Board approved changing the fiscal year–end of the Fund from July 31 to April 30.
(c)	Per share numbers have been calculated using the average shares method.
(d)	Impact of payment by affiliate was less than $0.01 per share and 0.01%, respectively (See Note 1).
(e)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Portfolio turnover rate for periods of less than one full year have not been annualized.

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PRIVACY POLICY

Each Fund collects nonpublic personal information about its customers(1) from the following sources:

•	Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;
•	Account History, including information about the transactions and balances in a customer’s account; and
•	Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

No Fund will release information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;
•	The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or
•	The Fund is required by law to release information to the recipient.

No Fund gives or sells information about its customers or their fund accounts to any other company, individual or group.

Each Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

Each Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. Each Fund may also share personal information with companies that it hires to provide support services. When a Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. Each Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

Each Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)

For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

46	Prospectus | August 31, 2010

PAGE INTENTIONALLY LEFT BLANK

PAGE INTENTIONALLY LEFT BLANK

ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about each Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected a Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Each Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about a Fund by contacting the Transfer Agent at 866.759.5679, by writing the Fund at P.O. Box 44386, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on a Fund’s website at www.alpsfunds.com.

You can also review a Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither any Fund nor the Distributor is offering to sell shares of a Fund to any person to whom that Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)

ALPS | GNI LONG-SHORT FUND

An ALPS Advisors, Inc. Solution

PROSPECTUS

August 31, 2010

CLASS A | AGLSX
CLASS C | N/A
(NOT YET LAUNCHED)
CLASS I | ALSIX

ALPS | GNI Long-Short Fund

August 31, 2010

ALPS | GNI Long-Short Fund (the “Fund”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation, with an added emphasis on the preservation of capital during unfavorable market conditions.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 22 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 50 of the Fund’s statement of additional information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A		Class C		Class I
Maximum Sales Charge (Load) on purchases (as a percentage of the offering price)	5.50%	(1)	None		None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	(1)	1.00%	(2)	None
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%		5.50%		2.00%

Annual Fund Operating Expenses
(Expenses That Are Deducted From Fund Assets)	Class A		Class C		Class I
Management Fees	1.30%		1.30%		1.30%
Distribution and Service (12b-1) Fees	0.25%		0.75%		0.00%
Shareholder Services Fees	0.00%		0.25%		0.00%
Other Expenses	24.49%		24.49%		1.00%
Acquired Fund Fees and Expenses	0.06%		0.06%		0.06%
Short Sale Dividend Expenses	0.65%		0.65%		0.77%
Total Annual Fund Operating Expenses	26.75%		27.50%		3.13%
Fee Waiver and Expense Reimbursement(3)	(23.79%)		(23.79)%		(0.30%)
Net Annual Fund Operating Expenses	2.96%		3.71%		2.83%

(1)

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load); however, a Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class A shares redeemed within the first 12

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ALPS | GNI Long-Short Fund

months after a purchase in excess of $1 million.
(2)	A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase.
(3)

ALPS Advisors, Inc. (the “Adviser”) has agreed contractually to limit the amount of the Fund’s total annual expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, short-sale dividend expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 2.00% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2011. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred. The Adviser may not discontinue this waiver without the approval by the Fund’s Board of Trustees

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. After one year, the Example does not take into consideration any agreement by the Adviser to waive fees. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Class A Shares	$878	$4,996	$7,738	$11,167
Class C Shares	$473	$4,837	$7,736	$11,282
Class I Shares	$286	$937	$1,613	$3,414

You would pay the following expenses if you did not redeem your shares:
Class A Shares	$833	$4,996	$7,738	$11,167
Class C Shares	$373	$4,837	$7,736	$11,282
Class I Shares	$286	$937	$1,613	$3,414

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period from November 2, 2009 through April 30, 2010, the Fund’s portfolio turnover rate was 250% of the average value of its portfolio.

3	August 31, 2010

Principal Investment Strategies of the Fund

The Fund will, under normal circumstances, pursue its investment objective by taking both long and short positions in domestic and foreign equity securities, including issuers located in emerging markets, without any bias towards any particular style, sector or market capitalization.

The Fund’s sub-adviser, GNI Capital, Inc. (the “Sub-Adviser”), believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The Sub-Adviser’s investment process begins with a thorough, top-down analysis of the macro environment for equities that it accomplishes through the examination of various macroeconomic factors that have historically been shown to impact stock market returns. Next, the Sub-Adviser uses a quantitative screening process to objectively identify the most favorable industry groups at that time for long candidates and the least favorable industry groups for short candidates. The Sub-Adviser’s individual security selection is the result of a rigorous evaluation of a company’s fundamentals and various valuation measures.

The allocation between long and short positions is an important element of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be “net long”), though this may not always be the case depending on market conditions.

The Sub-Adviser attempts to reduce the risk of major capital loss during unfavorable market conditions. The Fund may hold significant short positions or significant positions in cash or cash equivalents when the Sub-Adviser may believe the investment climate is, or will become, unfavorable for equity securities. During such periods when the Sub-Adviser perceives the investment climate to be unfavorable, the Sub-Adviser may also attempt to hedge the Fund’s portfolio by using stock index futures, options on stock market indexes or options on individual securities.

To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures and other index-based instruments.

Principal Risks of the Fund

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

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ALPS | GNI Long-Short Fund

Long/Short Risk

The value of the Fund’s long portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time. Conversely, the value of the Fund may be adversely impacted if an individual company or multiple companies in the portfolio that are sold short increases in value or if the stock market goes up, regardless of how the businesses of individual companies in the portfolio perform.

Short Sale Risk

Short sales are speculative transactions and involve special risks. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The Fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expenses than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund’s returns. The Fund’s use of short sales may also have a leveraging effect on the Fund’s portfolio.

Leverage Risk

Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets, from an economic perspective. The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns. The Fund’s assets that are segregated in connection with short sales may decrease in value while the short positions are outstanding, which may force the Fund to segregate additional assets. Leverage can also create interest expense that may lower a Fund’s overall returns.

Nondiversification Risk

The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

5	August 31, 2010

Derivatives Risk

Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Sub-Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

Non-U.S. Securities Risk

Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

Emerging Markets Risk

To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Currency Risk

The value of the Fund’s investments may fall as a result of changes in exchange rates.

Managed Portfolio Risk

The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Small- and Medium-Size Company Risk

Small- or medium-sized companies may have more limited product lines, markets and financial resources than larger companies. In addition, small- or mid-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, the ability to dispose of such securities may be more limited.

Performance Information

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

Investment Adviser and Sub-Adviser

ALPS Advisors, Inc. is the investment adviser to the Fund, and GNI Capital, Inc. is the investment sub-adviser to the Fund.

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ALPS | GNI Long-Short Fund

PORTFOLIO MANAGERS

Charles L. Norton, CFA, Principal of GNI Capital, Inc. has been portfolio manager of the Fund since it’s inception in October 2009. Allen R. Gillespie, CFA, Principal of GNI Capital, Inc. has been portfolio manager of the Fund since it’s inception in October 2009.

Purchase and Sale of Fund Shares

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

7	August 31, 2010

ALPS/GNI LONG-SHORT FUND (the “Fund”)

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “More on the Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks to achieve long-term capital appreciation, with an added emphasis on the preservation of capital during unfavorable market conditions. While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

The Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

The Fund will, under normal circumstances, pursue its investment objective by taking both long and short positions in domestic and foreign equity securities without any bias towards any particular style, sector or market capitalization.

The Fund’s sub-adviser, GNI Capital, Inc. (the “Sub-Adviser”), believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The Sub-Adviser’s investment process begins with a thorough, top-down analysis of the macro environment for equities that it accomplishes through the examination of various macroeconomic factors that have historically been shown to impact stock market returns. Next, the Sub-Adviser uses a quantitative screening process to objectively identify the most favorable industry groups at that time for long candidates and the least favorable industry groups for short candidates.

The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price or will underperform existing long positions while mitigating certain risk factors. The Sub-Adviser’s individual security selection is the result of a rigorous evaluation of a company’s fundamentals and various valuation measures. The portfolio managers attempt to identify future catalysts that could lead to a systemic change in a company’s business or in its valuation. Change can come in many varieties, including, for example, company-specific catalysts like new product launches, new management teams, or geographic expansion. The portfolio managers will target short positions in companies experiencing adverse changes

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ALPS | GNI Long-Short Fund

such as a degradation of competitive position, loss of a key product, changes in financial condition, declining growth rates, or share prices that reflect unrealistic expectations of the company’s future opportunities. The Fund may sell a long holding or cover a short position if, among other things, the company fundamentals fail to meet the portfolio managers’ expectations, catalysts for change within the company are realized, the portfolio managers believe that the broad market might experience a large directional move, or if the portfolio managers find a better investment opportunity.

The allocation between long and short positions is an important element of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold a higher percentage of its assets in long positions than short positions (i.e., the Fund will be “net long”), though this may not always be the case depending on market conditions.

The Fund may hold significant short positions or significant positions in cash or cash equivalents when the Sub-Adviser may believe the investment climate is, or will become, unfavorable for equity securities. During such periods when the Sub-Adviser perceives the investment climate to be unfavorable, the Sub-Adviser may also attempt to hedge the Fund’s portfolio by using stock index futures, options on stock market indexes or options on individual securities.

To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures and other index-based instruments.

A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending

9	August 31, 2010

broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an off setting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered “senior securities” (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund’s short sales and related margin requirements may reduce the ability of the Fund to borrow money.

Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of

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ALPS | GNI Long-Short Fund

these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in which the Fund Invests?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interests in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities

The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States including issuers located in emerging markets. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities

The Fund may invest in options, futures, forwards, swap agreements participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

What are the Non-Principal Strategies of the Fund?

Unless otherwise stated within its specific investment policies, the Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or reducing risk; however, they may not achieve the Fund’s objective. These securities and strategies may include:

»	debt securities;

»	indexed/structured securities;

»	securities lending;

»	high-yield/high risk bonds; and

»	securities purchased on a when-issued, delayed delivery or forward commitment basis.

Exchange Traded Funds

The Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure. ETFs differ from

11	August 31, 2010

traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Illiquid Investments

The Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Fund’s Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Temporary Defensive Investments

The Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Master/Feeder Structure

In lieu of investing directly, the Fund may seek to achieve its investment objective by converting to a master/feeder structure pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale. The Fund’s SAI contains more information about the possible conversion to a master/feeder structure.

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ALPS | GNI Long-Short Fund

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

Portfolio Turnover

The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential. This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates.

Cash Position

The Fund may not always stay fully invested. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested.

What are the Principal Risks of Investing in the Fund?

Long/Short Risk

The value of the Fund’s long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the Fund’s portfolio managers are incorrect about their assessment of a company’s intrinsic worth. The value of the Fund’s long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of the Fund may be adversely impacted if an individual company or multiple companies in the portfolio that are sold short increases in value or if the stock market goes up, regardless of how the businesses of individual companies in the portfolio perform. If the value of the Fund’s portfolio decreases, the Fund’s net asset value (NAV) will also decrease, which means if you sell your shares in the Fund you may lose money.

13	August 31, 2010

Short Sales Risk

Short sales are speculative transactions and involve special risks. The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The Fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expenses than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund’s returns. The Fund’s use of short sales may also have a leveraging effect on the Fund’s portfolio.

Leverage Risk

Leverage occurs when the Fund increases its assets available for investment through borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets, from an economic perspective. The use of leverage may make any change in the Fund’s NAV even greater and thus result in increased volatility of returns. The Fund’s assets that are segregated in connection with short sales may decrease in value while the short positions are outstanding, which may force the Fund to segregate additional assets. Leverage can also create interest expense that may lower a Fund’s overall returns. There is no assurance that a leveraging strategy will be successful.

Nondiversification Risk

The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

Derivatives Risk

The Fund may engage in derivative transactions, including but not limited to, futures and options on securities, securities indices or currencies, options on futures, forward currency contracts and interest rate, currency or credit default swaps. The Fund may engage in these transactions to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates, or as a substitute for buying or selling securities, securities indices or currencies.

A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a large impact on the Fund’s market, currency and interest rate exposure.

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ALPS | GNI Long-Short Fund

Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets. For U.S. federal income tax purposes, the use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. The Fund will not be required to engage in these transactions even when it would be beneficial to do so and may be unable to enter into appropriate transactions when the manager might wish to do so.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of the Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in that country.

Emerging Markets Risk

To the extent that the Fund invests in issuers located in emerging markets, the risks associated with non-U.S. securities may be heightened by political changes, changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

Currency Risk

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “Taxes” below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Managed Portfolio Risk

As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such fac-

15	August 31, 2010

tors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the manager’s investment techniques could fail to achieve the Fund’s investment objective.

Small- to Mid-Capitalization Companies Risk

The Fund may invest in the securities of companies with small- to mid-sized market capitalizations. While the Sub-Adviser believes these investments often provide significant potential for appreciation, those securities, particularly the securities of smaller-capitalization companies, can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

What are the Non-Principal Risks of Investing in the Fund?

Risks Associated with New Funds

The Fund is newly formed and therefore has no performance history for investors to evaluate. Also, it is possible that the Fund may invest in securities offered in certain types of transactions (such as private placements) that, because of the Fund’s size, may have a disproportionate impact on the Fund’s performance results. The Fund would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

Exchange Traded Funds Risk

The Fund effects short sales of ETF shares for hedging and speculating purposes that involves certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of an ETF’s shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason short selling is considered to be a speculative practice.

The Fund’s investment in ETFs that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. In addition, due to the compounding of daily returns, leveraged ETFs might not track their intended benchmark over longer periods of time.

Credit Risk

The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

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ALPS | GNI Long-Short Fund

Liquidity and Valuation Risk

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Securities Lending Risk

The Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Investment Strategies” in the Fund’s SAI for details. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

MANAGEMENT

ALPS Advisors, Inc. (the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

17	August 31, 2010

The Adviser has delegated daily management of Fund assets to GNI Capital, Inc. (the “Sub-Adviser” or “GNI Capital”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. GNI Capital is a long/ short equity investment management firm that provides investment management services to institutional clients including mutual fund sponsors, trust companies, investment advisory firms, corporate retirement plans and family offices, as well as high-net worth investors. The Sub-Adviser’s principal address is 124 Verdae Boulevard, Suite 504, Greenville, South Carolina 29607.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.30% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee as follows:

(i)	0.85% based on the Fund’s average net assets between $0 - $10 million; and
(ii)	0.65% based on the Fund’s average net assets over $10 million.

The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s semi-annual report to shareholders for the period ending April 30, 2010.

Prior Performance of Similar Accounts Managed by GNI Capital

GNI Capital began maintaining a composite of similarly managed accounts using this strategy on January 1, 1999. This composite and the Fund have substantially similar investment objectives, policies and strategies. The information for the composite is provided to show GNI Capital’s past performance in managing the composite, as measured against a specified market index. The performance of the composite does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, and availability of cash for new investments. In addition, the accounts included in the composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Code which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of GNI Capital’s substantially similar accounts that have substantially similar investment objectives, policies and strategies as the Fund are included in

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ALPS | GNI Long-Short Fund

the composite returns presented below. GNI composite performance results are expressed in U.S. dollars. The performance is shown both gross and net of the expenses charged by GNI Capital to its clients included in the composite. It has not been adjusted to reflect the higher expenses of the Fund. If the Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite portfolio’s rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The performance information is calculated in accordance with Global Investment Performance Standards (GIPS®). This method of calculating performance differs from the SEC’s standardized methodology to calculate mutual fund performance and may result in a total return that may be higher than that derived from the standardized methodology.

As of December 31, 2009	Net	S&P 1500(1)
1 Year	7.58%	27.27%
3 Year*	-4.33%	-5.26%
5 Year*	-0.91%	0.72%
10 Year*	4.58%	-0.18%
Inception (01/01/99)*	8.37%	1.53%
* Returns greater than one year are annualized.

Calender Year	Net	S&P 1500(1)
1999	54.72%	20.24%
2000	39.31%	-6.96%
2001	3.40%	-10.63%
2002	-18.53%	-21.30%
2003	25.83%	29.57%
2004	10.88%	11.79%
2005	6.52%	5.68%
2006	2.43%	15.38%
2007	7.14%	5.54%
2008	-24.01%	-36.70%
2009	7.58%	27.27%

(1)	The S&P 1500, or S&P 1500 Composite Index, is a stock market index of US stocks made by Standard & Poor’s. It includes all stocks in the S&P 500, S&P 400, and S&P 600.

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THE PORTFOLIO MANAGERS

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. Each of the persons listed below has served as the Fund’s portfolio manager since the Fund’s inception. The Fund’s portfolio managers collectively arrive at investment decisions.

More information about each manager’s compensation, other accounts managed by each manager and each manager’s ownership of securities in the Fund is included in the SAI.

Portfolio Manager	Past 5 Years’ Business Experience
Charles L. Norton, CFA

Portfolio manager of the Fund; born 1974, is a Principal of GNI Capital, 1999-Present. He is responsible for portfolio management and investment research for all of the company’s managed assets. In addition, he is a regular contributor for RealMoney.com, a financial website published by the TheStreet.com, and a frequent guest on CNBC and Bloomberg Television. Previously, Mr. Norton had been a Vice President in the Equity Research Department of Gotham Capital Management, a New York-based hedge fund firm, where he also managed separate long/short equity accounts. Prior to his experience on the buy side, Mr. Norton worked in the investment banking division of Smith Barney. Mr. Norton has a Bachelor of Science in Management degree in Finance from Tulane University’s A.B. Freeman School of Business, and is a CFA charterholder. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Allen R. Gillespie, CFA

Portfolio manager of the Fund; born 1972, is a Principal of GNI Capital, 1997-Present. He is responsible for portfolio management and investment research for all of the company’s managed assets. He also serves as a South Carolina Retirement System Investment Commissioner. Mr. Gillespie contributes commentary to RealMoney.com, a member of TheStreet.com’s family of financial websites. Previously, Mr. Gillespie was a Registered Representative at Robinson-Humphrey and Smith Barney from 1995 to 1997. In 1997, he began managing private client portfolios, and founded and managed the Blue Ridge Total Return Fund, which was sold in 1999. In addition to his advisory work, Mr. Gillespie provided independent research to a New York-based hedge fund firm. Mr. Gillespie graduated cum laude from Washington & Lee University with a Bachelor of Arts degree in Economics and he has been granted the Chartered Financial Analyst designation.

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ALPS | GNI Long-Short Fund

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc. (an affiliate of ALPS Distributors, Inc. and the Adviser) (“ALPS” or the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to the Fund. As Administrator, ALPS has agreed to: assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate the Fund’s daily NAV; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

The table below provides the administrative fee to be paid by the Fund to ALPS pursuant to the Fund Accounting and Administration Agreement:

Annual Administrative Fee billed monthly, in the amount of:

(i)   8 basis points of Fund’s average net assets between $0 - $500 million; and

(ii)  6 basis points of Fund’s average net assets between $500 million - $1 billion; and

(iii) 4 basis points of Fund’s average net assets over $1 billion.

Distributor

ALPS Distributors, Inc. (an affiliate of ALPS and the Adviser) (“ADI” or the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the Securities and Exchange Commission.

Transfer Agent

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as Transfer Agent for the Fund. As transfer agent, ALPS has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.

21	August 31, 2010

BUYING, EXCHANGING AND REDEEMING SHARES

The Fund currently offers Class A, Class C and Class I shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

»	how long you expect to own the shares;
»	how much you intend to invest;
»	total expenses associated with owning shares of each class; and
»	whether you qualify for any reduction or waiver of sales charges (for example, Class A shares may be a less expensive option over time if you qualify for a sales charge reduction or waiver).

Class A and C shares are generally available only in connection with investments through retirement plans, broker-dealers, bank trust departments, financial advisors and other financial intermediaries.

The Class I shares are offered only through the certain types of financial intermediaries and to certain institutional investors. Class I shares are offered through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisers) who do not require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments. Class I shares are not offered directly to individual investors.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan for Class A and Class C Shares

Each Fund has adopted a separate plan of distribution for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”).

The Plans allow the Fund, as applicable, to use Class A and/or Class C assets to pay fees in connection with the distribution and marketing of Class A or Class C shares and/or the provision of shareholder services to Class A or Class C shareholders. The Plan permits payment for services in connection with the ad-

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ministration of plans or programs that use Class A and/or Class C shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares and 0.75% of a Fund’s average daily net assets attributable to its Class C shares. Because these fees are paid out of a Fund’s Class A or Class C assets on an ongoing basis, over time they will increase the cost of an investment in Class A and Class C shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plans, the Trust is authorized to make payments to ADI for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. ADI is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although ADI may, pursuant to a written agreement between ADI and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. ADI is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

Shareholder Services Plan for Class C Shares

The Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to the Fund’s Class C shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Payments to Financial Intermediaries

The Fund’s adviser and/or sub-adviser and/or their affiliates may also make payments for distribution and/or shareholder servicing activities for out of their own resources. The adviser or sub-adviser may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the adviser or sub-adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of

23	August 31, 2010

such payments may include the Distributor, other affiliates of the adviser, sub-adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of each Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of the Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid by the Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase.

Investment Minimums

The Fund offers investors three Classes of shares: Classes A, C and I. The minimum investment in Class A shares and Class C shares is $500 for tax-deferred accounts and $2,500 for other accounts. The minimum investment in Class I shares is $1,000,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

Investors may not purchase, exchange or redeem shares of the Fund directly. Shares may be purchased, exchanged or redeemed only through retirement plans, broker-dealers, bank trust departments, financial advisers or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers im-

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pose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

Sales Charge When You Purchase

Below is a summary of certain features of Class A and Class C shares:

	» Class A	» Class C
Initial Sales Charge	Up to 5.50%	None

Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemptions within one year

Distribution and Service Fees	0.25%	1.00%

Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses

Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short- term investors

Class A Shares

The following table lists the sales charges that will be applied to your purchase of Class A shares, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Sales Charge as a Percentage of Offering Price	Dealer Concession as a Percentage of Offering Price

Less than $50,000	5.50%	4.75%

$50,000 but less than $100,000	4.50%	3.75%

$100,000 but less than $250,000	3.50%	2.75%

$250,000 but less than $500,000	2.50%	2.00%

$500,000 but less than $1 million	2.00%	1.60%

$1 million or greater*	0.00%	0.00%

*	A CDSC of 1.00% may apply to shares redeemed within the first 12 months after a purchase in excess of $1 million. See section titled “Contingent Deferred Sales Charge” below.

The Class C and Class I do not charge an initial sales load.

25	August 31, 2010

Qualifying For A Reduction Or Waiver Of Class A Shares Sales Charge

You may be able to lower your Class A shares initial sales charge under certain circumstances. You can combine Class A shares you already own with your current purchase of Class A shares of the Fund to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of shares and purchases are described below. Contact your financial intermediary for more information.

In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described below in “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Fund, its agents, or your financial intermediary may not retain this information.

The Fund may waive Class A sales charges on investor purchases including shares purchased by:

»	Officers, directors, trustees and employees of the adviser, sub-adviser and their respective affiliates;
»	Registered representatives and employees of financial intermediaries with a current selling agreement with the Distributor or the adviser;
»	Immediate family members of all such persons as described above; and
»	Financial intermediary supermarkets and fee-based platforms.

Right of Accumulation

You may purchase Class A shares at a reduced initial sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior days net asset value (net amount invested) of all Class A shares of the Fund and of certain other classes then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order to obtain such discount, you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

You may obtain a reduced initial sales charge on Class A shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A shares over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter of Intent when placing orders. With regard to a Letter of Intent, the amount of in-

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vestment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.

Aggregating Accounts

To take advantage of lower Class A shares initial sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:

»	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);
»	solely controlled business accounts; and
»	single participant retirement plans.

To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse and your children under age 21 have at the time of your purchase.

Contingent Deferred Sales Charge

Class A Shares

If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of 1% may apply to Class A shares redeemed within the first 12 months after a purchase in excess of $1 million. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares redeemed.

Class C Shares

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class C Shares redeemed.

27	August 31, 2010

Waiver of CDSC

The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

»

redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Internal Revenue Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability; and

»

required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Internal Revenue Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

»	If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

ALPS/Red Rocks Listed Private Equity Fund	RiverFront Moderate Growth Fund

Clough China Fund	RiverFront Long-Term Growth & Income Fund

Jefferies Asset Management Commodity Strategy Allocation Fund	RiverFront Moderate Growth & Income Fund

If you are an existing shareholder of the Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in “Investment Minimums” above.

Before effecting an exchange, you should read the prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. Under the U.S. federal income tax law, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of the Fund are generally not considered a taxable transaction.

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The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 business days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

The Fund reserves the right to make payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell or exchange your shares after holding them 90 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

29	August 31, 2010

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

»	Redemptions due to small balance maintenance fees;
»	Redemptions related to death or due to a divorce decree;
»

Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

»

Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

The Fund does not currently impose an account minimum. The Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

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Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, the Fund reserves the right to suspend their offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Fund maintains a 2% short-term redemption fee applied to sales or exchanges of shares held 90 calendar days or less.

The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. The Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase or exchange in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

31	August 31, 2010

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value the Fund’s securities for the purposes of determining the Fund’s NAV. The valuation of the securities of the Fund is determined in good faith by or under the direction of the Board. The Board has delegated certain valuation functions for the Fund to the Administrator.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Fund’s Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Sub-Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because the Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). The Fund may also use fair value procedures if the Sub-Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of non-U.S. securities may be materi-

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ally affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities. In addition, the Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. The Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

The Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in the Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund’s Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

33	August 31, 2010

DIVIDENDS AND DISTRIBUTIONS

Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;
(ii)	U.S. corporations;
(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or
(iv)

a trusts, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a

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beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “TAXES – Taxation of the Fund.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a “regulated investment company” and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. Shareholders in each Fund will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by such Fund during the calendar year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of each Fund’s current or accumulated “earnings and profits.” The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which for taxable years beginning before January 1, 2011 may be taxed at favorable rates so long as certain requirements are met. Corporations may be able to take a dividends-received deduction for a portion of the dividends they receive.

Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced – in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or

35	August 31, 2010

distribution is taxable. You can avoid this, if you choose, by investing after such Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this, since distributions made to shareholders who purchased their shares through such accounts are not taxable.

Sale of Fund Shares

Any gain resulting from the sale or exchange of your shares will generally be subject to U.S. federal income tax. Shareholder transactions in a Fund’s shares resulting in gains from selling or exchanging shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or exchanges of shares held for one year or less generally are taxed at ordinary income rates. For more information, see the SAI under “TAXES – Exchange or Redemption of Shares.”

Taxation of Certain Investments

Each Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that a Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or accelerate such Fund’s recognition of ordinary income and may affect the timing or amount of such Fund’s distributions. Each Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “TAXES – Special Tax Considerations.”

Each Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income. Even though payment of that amount is not received until a later time, it will be distributed to shareholders as taxable dividends. Each Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to currently include the amount of market discount as ordinary income even though such Fund does not receive payment of such amount at that time. Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of Capital Gain Dividends made to shareholders.

www.alpsfunds.com	36

ALPS | GNI Long-Short Fund

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. For more information regarding backup withholding and new U.S. federal income tax legislation, see the SAI under “TAXES – Backup Withholding” and “TAXES – Recently Enacted Legislation.”

You should consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds’ financial performance for each fiscal period shown. Please note that the financial highlights information in the following table represents financial highlights of the Class A shares of the Fund through April 30 of each fiscal period shown below. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund’s Class A shares (assuming reinvestment of all dividends and distributions). This information has been derived from the Fund’s financial statements audited by Deloitte & Touche LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling the Fund at 866.759.5679.

Because Class C shares of the Fund have not yet commenced operations as of the date of this Prospectus, there are no financial highlights for Class C shares of the Fund.

37	August 31, 2010

Data for a share outstanding throughout the period presented:

ALPS | GNI Long-Short Fund [Class A]
For the Period November 2, 2009
(Inception) through April 30, 2010
Net asset value, beginning of period	$10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	–
Net realized and unrealized loss	(2.01)
Total from investment operations	(2.01)

DISTRIBUTIONS:
From net investment income	–
From net realized gains	–
Total distributions	–

Net decrease in net asset value	(2.01)
Net asset value, end of period	$7.99
TOTAL RETURN (a)	(20.10)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$60
Ratio of net investment loss to average net assets	(2.53	)% (b)
Ratio of expenses to average net assets including fee waivers and reimbursement	2.90	% (b)
Ratio of expenses to average net assets excluding fee waivers and reimbursement	27.32	% (b)
Ratio of expenses to average net assets including fee waivers and reimbursement (excluding interest expense and short sale dividend expense)	2.25	% (b)
Ratio of expenses to average net assets excluding fee waivers and reimbursement (excluding interest expense and short sale dividend expense)	26.69	% (b)
Portfolio turnover rate (c)	250%

(a)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Annualized.

(c)	Portfolio turnover rate for periods of less than one full year have not been annualized.

www.alpsfunds.com	38

ALPS | GNI Long-Short Fund

ALPS | GNI Long-Short Fund [Class I]
For the Period November 2, 2009
(Inception) through April 30, 2010
Net asset value, beginning of period	$10.00

LOSS FROM INVESTMENT OPERATIONS:
Net investment loss	–
Net realized and unrealized loss	(1.99)
Total from investment operations	(1.99)

DISTRIBUTIONS:
From net investment income	–
From net realized gains	–
Total distributions	–

Net decrease in net asset value	(1.99)
Net asset value, end of period	$8.01
TOTAL RETURN (a)	(19.90)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)	$19,119
Ratio of net investment loss to average net assets	(2.34	)% (b)
Ratio of expenses to average net assets including fee waivers and reimbursement	2.78	% (b)
Ratio of expenses to average net assets excluding fee waivers and reimbursement	3.85	% (b)
Ratio of expenses to average net assets including fee waivers and reimbursement (excluding interest expense and short sale dividend expense)	2.00	% (b)
Ratio of expenses to average net assets excluding fee waivers and reimbursement (excluding interest expense and short sale dividend expense)	3.07	% (b)
Portfolio turnover rate (c)	250%

(a)

Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Annualized.

(c)	Portfolio turnover rate for periods of less than one full year have not been annualized.

39	August 31, 2010

PRIVACY POLICY

The Fund collects nonpublic personal information about its customers(1) from the following sources:

»	Account Applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;
»	Account History, including information about the transactions and balances in a customer’s account; and
»	Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.
»	The Fund will not release information about its customers or their accounts unless one of the following conditions is met:
»	Prior written consent is received;
»	The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or
»	The Fund is required by law to release information to the recipient.

The Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

The Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

The Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

The Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)

For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

www.alpsfunds.com	40

ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 866.759.5679, by writing the Fund at P.O. Box 44386, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.alpsfunds.com.

You can also review the Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)

VULCAN VALUE PARTNERS FUND (VVPLX)
VULCAN VALUE PARTNERS SMALL CAP FUND (VVPSX)

PROSPECTUS	AUGUST 31, 2010

As with all mutual funds, the U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid Directly From Your Investment)
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses (Expenses That Are Deducted From Fund Assets)
Management Fees	1.00%
Other Expenses	3.97%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	4.98%
Fee Waiver and Expense Reimbursement(1)	-3.47%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.51%

(1)

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.50% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2011. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Adviser may not discontinue this waiver without approval by the Fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Vulcan Value Partners Fund	$154	$1,184	$2,215	$4,795
You would pay the following expenses if you did not redeem your shares:
Vulcan Value Partners Fund	$154	$1,184	$2,215	$4,795

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period December 30, 2009 (inception) through April 30, 2010, the Fund’s turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Vulcan Value Partners Fund seeks to achieve long-term capital appreciation by investing primarily in mid-cap and large-cap companies the Fund believes to be both undervalued and possessing a sustainable competitive advantage.

The Fund views equity investments as ownership in a business enterprise and approaches investing as long-term partial ownership of businesses. The Fund seeks to purchase publicly traded companies at significant discounts to intrinsic worth. The Fund seeks to invest for the

2	PROSPECTUS ▼ August 31, 2010

VULCAN VALUE PARTNERS FUND

long term, limiting the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Fund generally defines risk as the probability of permanently losing capital over a five-year period. The Fund generally sells stocks when they approach their appraised value. The Fund seeks to determine business or intrinsic value through disciplined financial analysis. The Fund believes that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

The Fund invests in companies with larger market capitalizations. Generally, subject to price, any publicly traded company with reasonable economics would be a potential investment in this portfolio. A core position in the Fund is generally approximately 5%, so that theoretically the Fund would seek to hold about 20 companies, spread across various industries. Because it is rare that the Fund would find exactly 20 companies meeting its investment guidelines, concentration will vary with the price to value ratio of specific companies. The Fund may invest in positions as small as 1% when price to value ratios are higher. The Fund will not invest in any business that is trading above the Fund’s estimate of its fair value. Most of these securities are listed on the major securities exchanges. The Fund may invest up to 30% of assets in foreign securities and may hold up to 15% of assets in illiquid securities. If investments meeting the Fund’s criteria are not available, the Fund may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk – The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
•	Business Ownership Risk – The Fund treats investing as partial ownership of qualifying businesses. As partial owners of these companies, the Fund faces the risks inherent in owning a business.
•

Medium-Size Company Risk – Medium-sized companies may have more limited product lines, markets and financial resources than larger companies. In addition, mid-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, the ability to dispose of such securities may be more limited.

•

Nondiversification Risk – The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

•

Derivatives Risk – Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

•

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•	Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates.
•	Managed Portfolio Risk – The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

www.vulcanvaluepartners.com	3

VULCAN VALUE PARTNERS FUND

INVESTMENT ADVISER

Vulcan Value Partners LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

C.T. Fitzpatrick, Chief Investment Officer of Vulcan Value Partners LLC, has served as the Fund’s portfolio manager since its inception in December 2009.

PURCHASE AND SALE OF FUND SHARES

The minimum investment to open a regular account is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement fund account is $500. The subsequent investment minimum for any type of account is $500. Purchases, exchanges and redemptions may be made on any business day through the Fund’s website at www.vulcanvaluepartners.com, by telephone at 877.421.5078, by regular mail at PO Box 1236, Denver, CO 80201-1236, or by a systematic purchase, exchange or withdrawal plan (must be a minimum of $500).

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

4	PROSPECTUS ▼ August 31, 2010

VULCAN VALUE PARTNERS SMALL CAP FUND

VULCAN VALUE PARTNERS SMALL CAP FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (Paid Directly From Your Investment)
Redemption Fee (as a percentage of exchange price or amount redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses
(Expenses That Are Deducted From Fund Assets)
Management Fees	1.25%
Other Expenses	6.06%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	7.33%
Fee Waiver and Expense Reimbursement(1)	-5.81%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.52%

(1)

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) has contractually agreed to limit the Fund’s total annual fund operating expenses (exclusive of Acquired Fund Fees and Expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.50% of the Fund’s average daily net assets. This agreement is in effect through August 31, 2011. If the Adviser foregoes any fees and/or reimburses the Fund pursuant to this letter agreement with respect to a particular fiscal year, then the Adviser shall be entitled to recover from the Fund the amount foregone or reimbursed to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the relevant agreement. The Adviser may not discontinue this waiver without approval by the Fund’s Board of Trustees.

EXAMPLE

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of Years You Own Your Shares	1 Year	3 Years	5 Years	10 Years
Vulcan Value Partners Small Cap Fund	$155	$1,637	$3,053	$6,325
You would pay the following expenses if you did not redeem your shares:
Vulcan Value Partners Small Cap Fund	$155	$1,637	$3,053	$6,325

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). For U.S. federal income tax purposes, a higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the period from December 30, 2009 (inception) through April 30, 2010, the Fund’s turnover rate was 33% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Vulcan Value Partners Small Cap Fund seeks to achieve long term capital appreciation by investing primarily in small-cap companies the Fund believes to be both undervalued and possessing a sustainable competitive advantage.

The Fund views equity investments as ownership in a business enterprise and approaches investing as long-term partial ownership of businesses. The Fund seeks to purchase publicly traded companies at significant discounts to intrinsic worth. The Fund seeks to invest for the long term, limiting the selection of qualifying investments to

www.vulcanvaluepartners.com	5

VULCAN VALUE PARTNERS SMALL CAP FUND

good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Fund generally defines risk as the probability of permanently losing capital over a five-year period. The Fund generally sells stocks when they approach their appraised value. The Fund seeks to determine business or intrinsic value through disciplined financial analysis. The Fund believes that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

The Fund invests in companies with smaller market capitalizations. While the Fund does not have any defined cutoffs, the Fund generally uses the Russell 2000® as a guide to define the universe of small capitalization companies, and any small publicly traded company with reasonable economics would be a potential investment in this portfolio. As of May 31, 2010, the latest reconstitution date, the median market capitalization of the Russell 2000® index was approximately $448 million, the top of this range was approximately $2.27 billion. The Vulcan Value Partners Small Cap Fund’s capitalization range will change over time. Once the Fund owns a company, the Fund will not necessarily sell it just because it has grown to a size that the Fund would not consider to be small cap. A core position in the Fund is generally approximately 5%, so that theoretically the Fund would seek to hold about 20 companies, spread across various industries. Because it is rare that the Fund would find exactly 20 companies meeting its investment guidelines, concentration will vary with the price to value ratio of specific companies. The Fund may invest in positions as small as less than 1% when price to value ratios are higher. The Fund will not invest in any business that is trading above the Fund’s estimate of its fair value. Most of these securities are listed on the major securities exchanges. The Fund may invest up to 30% of assets in foreign securities and may hold up to 15% of assets in illiquid securities. If investments meeting the Fund’s criteria are not available, the Fund may invest the Fund’s assets temporarily in obligations of the U.S. government and its agencies, or in other money market instruments.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described here) which could prevent the Fund from achieving its investment objective. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

•	Stock Market Risk – The value of equity securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.
•	Business Ownership Risk – The Fund treats investing as partial ownership of qualifying businesses. As partial owners of these companies, the Fund faces the risks inherent in owning a business.
•

Small-Size Company Risk – The Fund may invest in the securities of companies with small market capitalizations. Small-sized companies may have more limited product lines, markets, and financial resources than larger companies. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, the ability to dispose of such securities may be more limited. Because the Fund normally invests at least 80% of its equity assets in securities of smaller companies, these risks may be increased.

•

Nondiversification Risk – The Fund is classified as nondiversified. As a result, an increase or decrease in the value of a single security may have a greater impact on the Fund’s NAV and total return. Being nondiversified may also make the Fund more susceptible to financial, economic, political or other developments that may impact a security. Although the Fund may from time to time satisfy the requirements for a diversified fund, its nondiversified classification gives the Fund’s portfolio managers more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

•

Derivatives Risk – Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the Adviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions.

•

Non-U.S. Securities Risk – Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

•	Currency Risk – The value of the Fund’s investments may fall as a result of changes in exchange rates.
•	Managed Portfolio Risk – The manager’s investment

6	PROSPECTUS ▼ August 31, 2010

VULCAN VALUE PARTNERS SMALL CAP FUND

strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has not yet completed a full calendar year of investment operations. When the Fund has completed a full calendar year of investment operations, this section will include charts that show annual total returns, highest and lowest quarterly returns and average annual total returns (before and after taxes) compared to a benchmark index selected for the Fund.

INVESTMENT ADVISER

Vulcan Value Partners LLC is the investment adviser to the Fund.

PORTFOLIO MANAGER

C.T. Fitzpatrick, Chief Investment Officer of Vulcan Value Partners LLC, has served as the Fund’s portfolio manager since its inception in December 2009.

PURCHASE AND SALE OF FUND SHARES

The minimum investment to open a regular account is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement fund account is $500. The subsequent investment minimum for any type of account is $500. Purchases, exchanges and redemptions may be made on any business day through the Fund’s website at www.vulcanvaluepartners.com, by telephone at 877.421.5078, by regular mail at PO Box 1236, Denver, CO 80201-1236, or by a systematic purchase, exchange or withdrawal plan (must be a minimum of $500).

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be subject to U.S. federal income tax upon withdrawal of monies from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

www.vulcanvaluepartners.com	7

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

VULCAN VALUE PARTNERS FUND

VULCAN VALUE PARTNERS SMALL CAP FUND

(EACH, A “FUND” AND COLLECTIVELY, THE “FUNDS”)

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

This section describes each Fund’s investment objective and principal investment strategies. See “More on Each Fund’s Investments and Related Risks” in this Prospectus and the Statement of Additional Information about each Fund’s investments and the risks of investing.

What is Each Fund’s Investment Objective?

Each Fund seeks to achieve long-term capital appreciation.

While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this Prospectus.

The Trust’s Board of Trustees (the “Board”) may change the Fund’s investment objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Funds’ Principal Investment Strategies?

Unless otherwise stated, the following investment philosophies and processes apply to each Fund.

•

VULCAN VALUE PARTNERS FUND seeks to achieve long-term capital appreciation by investing primarily in mid- and large-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage.

•

VULCAN VALUE PARTNERS SMALL CAP FUND seeks to achieve long-term capital appreciation by investing primarily in small-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage.

The Funds’ Investment Philosophies. Both Funds are value funds. Vulcan Value Partners LLC (“Vulcan” or the “Adviser”) is the investment adviser to the Funds. The Funds view equity investments as ownership in a business enterprise and approach investing as long-term partial ownership of businesses. The Funds seek to purchase publicly traded companies at significant discounts to intrinsic worth. The Funds seek to invest for the long term, limiting the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Funds generally define risk as the probability of permanently losing capital over a five-year period. The Funds generally sell stocks when they approach their appraised value. The Funds seek to determine business or intrinsic value through disciplined financial analysis. The Funds believe that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

The Funds’ Investment Process. Under normal circumstances, both Funds follow the same investment disciplines and appraisal methods. The Funds identify companies that are believed to have sustainable competitive advantages allowing them to produce free cash flow and earn superior cash returns on capital. The Funds seek to invest in businesses that are run by ethical, capable, stockholder-oriented management teams that also are good operators, and, very importantly, understand the importance of capital allocation. The Funds then focus their analysis on the difference between price and value; that is, the difference between the price of the company’s securities and the appraised value of the securities. The greater the difference of value over price, the larger the margin of safety and the more attractive the investment. The Funds will generally invest larger amounts of their assets in companies determined to have lower price to value ratios and reduce capital committed to companies determined to have higher price to value ratios.

Under normal circumstances, at least eighty percent (80%) of the Vulcan Value Partners Small Cap Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies. For purposes of this policy, the Vulcan Value Partners Small Cap Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the Russell 2000® index, as of the latest reconstitution date, at the time of purchase. As of May 31, 2010, the latest reconstitution date, the median market capitalization of the Russell 2000® index was approximately $448 million, the top of this range was approximately $2.27 billion. The Vulcan Value Partners Small Cap Fund’s capitalization range will change over time.

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The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS

Each Fund’s investment objective and its principal investment strategies are described above under “Investment Objective and Principal Investment Strategies.” This section provides additional information about each Fund’s investment strategies and certain portfolio management techniques each Fund may use, as well as the principal and other risks that may affect each Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in each Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Securities in Which the Funds Invest?

Equity Securities

Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. Each Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities

Each Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities

Each Fund may invest in options, futures, forwards, swap agreements, participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Portfolio Turnover

Each Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of the Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund and, in particular, may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates.

Cash Position

Each Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when the Adviser is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested.

What are the Non-Principal Strategies of Each Fund?

Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies. These securities and strategies are not principal investment strategies of the Fund. If successful, they may benefit the Fund by earning a return on the Fund’s assets or by reducing risk; however, they may not achieve the Fund’s objective. These securities and strategies may include:

•	debt securities;
•	indexed/structured securities;

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•	securities lending;
•	high-yield/high risk bonds; and
•	securities purchased on a when-issued, delayed delivery or forward commitment basis.

Exchange Traded Funds

Each Fund may invest in shares of exchange traded funds (“ETFs”) and other similar instruments if the Adviser chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The Adviser may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Illiquid Investments

Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business (within seven days). For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward this 15% limit.

Temporary Defensive Investments

Each Fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in short-term debt securities, cash and cash equivalents. Under such circumstances, the Fund may not achieve its investment objective.

Master/Feeder Structure

In lieu of investing directly, each Fund may seek to achieve its investment objective by converting to a master/ feeder structure pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to invest all of their assets in the same portfolio instead of managing them separately, thereby achieving certain economies of scale. The Funds’ SAI contains more information about the possible conversion to a master/feeder structure.

Investment Limitations

Except with respect to the illiquid investment restrictions set forth above, all limitations on Fund investments listed in this Prospectus will apply at the time of investment. Each Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Unless otherwise indicated, references to assets in the percentage limitations on the Fund’s investments refer to total assets.

What are the Principal Risks of Investing in Each Fund?

The following is a description of the principal risks of each Fund’s portfolio that may adversely affect its net asset value and total return. Unless otherwise stated, these risks apply to each Fund. There are other circumstances (including additional risks that are not described here) which could prevent a Fund from achieving its investment objective. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in a Fund.

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Stock Market Risk

The Funds invest primarily in common stocks or securities convertible to common stocks. Equity investments are subject to declines in a company’s share price or in the overall stock market. The value of your investment in a Fund fluctuates daily with stock price movements and, upon redemption, may be worth more or less than what you paid. The Funds seek to minimize this risk of loss of capital by (i) seeking a substantial margin of safety for securities purchases in terms of the extent to which the Fund’s appraised value for a security exceeds the corresponding price, and (ii) limiting investments to companies believed to have identifiable, sustainable competitive advantages that will allow them to produce free cash flow and earn superior cash returns on capital. While the ability to hold shares through periods of volatility may protect long-term investors from permanent loss, there is a risk that investments may never reach what the Funds believe are their true values, either because the market fails to recognize that value or because the Funds did not accurately predict the true value. Loss of money is, therefore, a risk of investing in the Funds.

Business Ownership Risk

The Funds treat investing as partial ownership of qualifying businesses. As partial owners of these companies, the Funds face the risks inherent in owning a business. First, the company’s operations must be successful. The successful operation of a business depends heavily on the skills and performance of that company’s management team. To minimize this risk, the Funds evaluate business risks, assess people and scrutinize competitive strengths in the assessment of long-term investment qualifications. The Funds seek to limit their investments to businesses that are run by ethical, capable, stockholder-oriented management teams that also are good operators and, very importantly, understand the importance of capital allocation.

Another risk of owning a company is financial risk. The analysis of a company’s financial strength is important, as the Funds do not intend to invest in business enterprises with inferior economics that are simply statistically cheap. The Funds believe that a good business produces free cash flow and high returns on investment capital without leverage. Leverage is an important consideration in the analysis because it increases both the risk and the potential for return. The Funds believe that good businesses can enhance their returns to equity investors with an efficient capital structure and prudent leverage, but the Funds generally view leveraged businesses with skepticism.

A third risk is whether a company can control costs and retain pricing power. The Funds strive to limit the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages. The Funds prefer to own businesses with strong purchasing power and the ability to pass cost increases on to customers.

Small- and Medium-Size Company Risk

The Funds may invest in the securities of companies with small or medium market capitalizations. Small- or medium-sized companies may have more limited product lines, markets, and financial resources than larger companies. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small- or mid-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, the ability to dispose of such securities may be more limited. Because the Vulcan Value Partners Small Cap Fund normally invests at least 80% of its equity assets in securities of smaller companies, these risks may be increased.

Non-Diversification Risk

Each Fund is classified as non-diversified. As a result, an increase or decrease in the value of a single security may have a greater impact on a Fund’s net asset value(“NAV”) and total return. Being non-diversified may also make a Fund more susceptible to financial, economic, political or other developments that may impact a security. Although a Fund may from time to time satisfy the requirements for a diversified fund, its non-diversified classification gives the Funds’ portfolio manager more flexibility to hold larger positions in a smaller number of securities than a fund that is classified as diversified.

Derivatives Risk

Each Fund may engage in derivative transactions, including but not limited to, futures and options on securities, securities indices or currencies, options on futures, forward currency contracts, and interest rate, currency or credit default swaps. Each Fund may engage in these transactions to hedge against the economic impact of adverse changes in the market value of portfolio securities because of changes in market prices, currency exchange rates or interest rates, or as a substitute for buying or selling securities, securities indices or currencies.

A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts

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can have a large impact on the Fund’s market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default and credit risk as issuers of fixed income securities. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets. Use of derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. A Fund will not be required to engage in these transactions even when it would be beneficial to do so and may be unable to enter into appropriate transactions when the Adviser might wish to do so.

Non-U.S. Securities Risk

Investments in non-U.S. securities may experience additional risks compared to investments in securities of U.S. companies. The securities markets of many non-U.S. countries are relatively small, with a limited number of issuers and securities. Furthermore, non-U.S. taxes also could detract from performance. Companies based in non-U.S. countries may not be subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States. Therefore, their financial reports may present an incomplete, untimely or misleading picture of a non-U.S. company, as compared to the financial reports of U.S. companies. Nationalization, expropriations or confiscatory taxation, currency blockage, political changes or diplomatic developments can cause the value of a Fund’s investments in a non-U.S. country to decline. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in that country.

Currency Risk

This is the risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of a Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain of a Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. See “Taxes” below. Funds that may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

Managed Portfolio Risk

As an actively managed portfolio, the value of each Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Adviser’s investment techniques could fail to achieve a Fund’s investment objective.

What are the Non-Principal Risks of Investing in Each Fund?

Exchange Traded Funds Risk

Each Fund may effect short sales of ETF shares for hedging and speculating purposes and that involves certain risks. A short sale involves the sale of ETF shares that the Fund does not own in anticipation of purchasing those shares in the future at a lower price. If the price of an ETF’s shares sold short declines (in an amount exceeding transaction costs), the Fund will realize a gain from the transaction. Conversely, if the price of the shares sold short increases, the Fund will realize a loss. The amount of this loss, in theory, is unlimited because there is no limit on the possible increase in market price of the securities sold short. For this reason, short selling is considered to be a speculative practice.

If a Fund invests in ETFs that are financially leveraged that may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure. In addition, due to the compounding of daily returns, leveraged ETFs might not track their intended benchmark over longer periods of time.

Credit Risk

The companies in which a Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

Liquidity and Valuation Risk

Because the Funds are non-diversified under federal securities laws, the Funds are permitted to take relatively large ownership positions in some companies, and Vulcan may purchase the same security for more than one Fund as well as Vulcan’s separately managed account clients. It is possible that a Fund, or more than one Fund in combination

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with Vulcan’s separately managed account clients, may own more than 5% of a company’s equity securities and may own up to 15% or more of some companies. Depending on market conditions and trading volume, disposing of such holdings could be more difficult than if the Funds and Vulcan’s other clients owned a smaller amount. Because selling a large position may take longer, a Fund may be more susceptible to price fluctuations.

In addition, certain of each Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity and valuation risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities and foreign securities, particularly those of issuers located in emerging markets.

Securities Lending Risk

Each Fund may lend a portion of its portfolio securities to brokers, dealers and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. Please see “Other Practices” in the Funds’ SAI for details. When a Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to the party arranging the loan.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Short Sales Risk

Short sales are speculative transactions and involve special risks. A Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. Any loss will be increased by the amount of compensation, interest or dividends and transaction costs the Fund must pay to a lender of the security. The Fund’s losses are potentially unlimited in a short sale transaction. The use of short sales may also cause the Fund to have higher expenses than those of other funds. In addition, due to the investment process of long and short positions, the Fund may be subject to additional transaction costs that may lower the Fund’s returns. The Fund’s use of short sales may also have a leveraging effect on the Fund’s portfolio.

Leverage Risk

Leverage occurs when a Fund increases its assets available for investment through borrowings or similar transactions. In accordance with the Fund’s investment policy, the Fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the 1940 Act, including for investment purposes, as well as engaging in the use of short sales. A Fund’s use of leverage may result in risks and can magnify the effect of any gains or losses, causing the Fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.

Risks Associated with New Funds

Each Fund is newly formed and, therefore, has limited performance history for investors to evaluate. Also, it is possible that each Fund may invest in securities offered in certain types of transactions (such as private placements) that, because of that Fund’s size, may have a disproportionate impact on that Fund’s performance results. That Fund would not necessarily have achieved the same performance results if its aggregate net assets had been greater.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ policies and procedures with respect to the disclosure of the Funds’ portfolio securities are described in the Funds’ SAI.

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MANAGEMENT

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs and is engaged to manage the investments of each of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Formed in 2007, Vulcan managed approximately $60 million in client assets at June 30, 2010 and is registered with the SEC as an investment adviser. The Adviser’s principal address is 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund pay the Adviser an annual management fee of 1.00% and 1.25%, respectively, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds or the Adviser may terminate the Advisory Agreement upon sixty (60) days notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreement is provided in the Funds’ annual report to shareholders for the period ending April 30, 2010.

Prior Performance of Similar Accounts Managed by Vulcan Value Partners, LLC

Vulcan began managing and maintaining a composite of similarly managed accounts using the above strategy for the Vulcan Value Partners Fund and for the Vulcan Value Partners Small Cap Fund on March 31, 2007. These composites and their respective Funds have substantially similar investment objectives, polices and strategies. The information for each composite is provided to show Vulcan’s past performance in managing the respective composite, as measured against a specified market index. The performance of each composite does not represent the historical performance of the respective Fund and should not be considered indicative of future performance of that Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including management fees, the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales and availability of cash for new investments. In addition, the accounts included in each composite are not subject to certain investment limitations, diversification or other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986 (the “Code”), as amended, which, if applicable, may have adversely affected the performance results of the composite. The results for different periods may vary. All of Vulcan’s substantially similar accounts that have substantially similar investment objectives, policies and strategies as a particular Fund are included in the composite returns presented below. Composite performance results are expressed in U.S. dollars. The performance is shown both gross and net of the expenses charged by Vulcan to its clients included in the composite. It has not been adjusted to reflect the higher expenses of the particular Fund. If a Fund’s higher expenses were reflected, the composite performance presented would be lower. The composite portfolio’s rate of return includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the composite are included in the performance calculations, and the cash and cash equivalents are included in the total assets on which the performance is calculated. The performance information is calculated in accordance with Global Investment Performance Standards (GIPS®). This method of calculating performance differs from the SEC’s standardized methodology to calculate mutual fund performance and may result in a total return that may be higher than that derived from the standardized methodology.

	Vulcan Value Partners Large Cap Composite			Vulcan Value Partners Small Cap Composite
6/30/2010	Net	Gross	S&P 500(1)	Net	Gross	Russell 2000(2)
1 Year	20.81%	22.03%	14.43%	34.33%	36.02%	21.49%
Inception (03/31/07)*	-1.43%	-0.44%	-7.36%	-0.58%	0.66%	-6.73%

* Inception	to date returns are annualized.

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	Vulcan Value Partners Large Cap Composite			Vulcan Value Partners Small Cap Composite
	Net	Gross	S&P 500(1)	Net	Gross	Russell 2000(2)
2007*	-3.81%	-3.09%	4.82%	-8.87%	-8.02%	-3.45%
2008	-33.38%	-32.71%	-37.00%	-26.84%	-25.92%	-33.79%
2009	58.67%	60.26%	26.46%	40.36%	42.13%	27.17%
2010**	-6.16%	-5.69%	-6.65%	4.84%	5.50%	-1.95%

*	Commencing March 31, 2007. All returns for 2007 are not annualized.
**	As of June 30, 2010. All returns for 2010 are not annualized.

(1)

’The S&P 500 Index is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index. The S&P 500 Index figures do not reflect any fees, expenses, or taxes. Investors cannot invest directly in this index

(2)

The Russell 2000 Index includes the 2000 firms from the Russell 3000 Index with the smallest market capitalizations. The Russell 2000 Index figures do not reflect any fees, expenses, or taxes. Investors cannot invest directly in this index.

THE PORTFOLIO MANAGER

The portfolio manager is primarily responsible for the day-to-day operation of each Fund and has served as the applicable Fund’s portfolio manager since that Fund’s inception. More information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in each Fund is included in the SAI.

C.T. Fitzpatrick. Mr. Fitzpatrick, as the Chief Investment Officer of Vulcan and the portfolio manager for each Fund, leads Vulcan’s research team, which is responsible for stock selection. As the Funds’ sole portfolio manager, Mr. Fitzpatrick has discretion over each Fund’s assets and exercises final investment decision-making for each Fund. In addition, Mr. Fitzpatrick oversees the structuring of portfolios for consistency with each Fund’s guidelines and regulatory requirements. Mr. Fitzpatrick is the Founder of Vulcan and has been the Chief Executive Officer and Chief Investment Officer of Vulcan since 2007. Prior to founding Vulcan in 2007, Mr. Fitzpatrick was a principal and portfolio manager at Southeastern Asset Management from 1990 to 2007.

Team Approach. Although each of the Funds has a single portfolio manager, day-to-day management of the portfolios is a team effort, requiring the involvement of Vulcan’s full research staff as well as administrative support. Each member of the research team is encouraged to produce ideas for any portfolio in any industry, limited only by the parameters of the Funds’ and Vulcan’s investment criteria. Once an idea is generated, it is reviewed and analyzed by the full research team for qualification under Vulcan’s investment criteria. This team approach reinforces Vulcan’s disciplines, as it requires each team member to participate in the analysis and evaluation of each potential investment. Once an idea has qualified for investment, the research team recommends to Mr. Fitzpatrick which model portfolio to assign the investment to and in what amount. To monitor individual client guidelines, regulatory requirements, cash movements and progress regarding purchases and sales of securities, the research team works with Vulcan’s trading, legal, accounting, compliance and client service functions. The research team receives regular reports from each of these departments to facilitate day-to-day management of portfolios, and to ensure that investment decisions are consistent with investment mandates and regulatory requirements.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT

Administrator

Pursuant to a Fund Accounting and Administration Agreement, ALPS Fund Services, Inc. (an affiliate of ALPS Distributors, Inc.) (“ALPS” or the “Administrator”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, serves as administrator to each Fund. As Administrator, ALPS has agreed to: assist in maintaining each Fund’s office; furnish the Funds with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the Securities and Exchange Commission; calculate a Fund’s daily NAV; prepare any reports that are required by the

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securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate U.S. federal and state tax returns; monitor a Fund’s expense accruals; monitor compliance with a Fund’s investment policies and limitations; and generally assist in a Fund’s operations.

The table below provides the administrative fee to be paid by the Funds to ALPS pursuant to the Fund Accounting and Administration Agreement:

Annual Administrative Fee, billed monthly, in the amount of the greater of $210,000 annual minimum or:

(i)	5.0 basis points of the Funds’ average net assets between $0 - $500 million; and
(ii)	3.0 basis points of the Funds’ average net assets between $500 million - $1 billion; and
(iii)	2.0 basis points of the Funds’ average net assets over $1 billion.

Distributor

ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by ADI as agent for each Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares. ADI is not entitled to any compensation for its services as Distributor. ADI is registered as a broker-dealer with the SEC.

Transfer Agent

ALPS, pursuant to a Transfer Agency and Service Agreement, serves as Transfer Agent for each Fund. As transfer agent, ALPS has, among other things, agreed to: issue and redeem shares of the Funds; make dividend and other distributions to shareholders of the Funds; effect transfers of shares; mail communications to shareholders of the Funds, including account statements, confirmations and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee, and a fee based upon the number of shareholder accounts and it is also reimbursed for out-of-pocket expenses.

BUYING, EXCHANGING AND REDEEMING SHARES

Classes of Shares

Each Fund currently offers one class of shares.

Types of Account Ownership

Please refer to www.vulcanvaluepartners.com or an account application for specific requirements to open and maintain an account.

Individual or Joint Ownership

Individual accounts are owned by one person. Joint accounts have two or more owners.

Trust

An established trust can open an account. The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

Business Accounts

Corporations and partnerships may also open an account. The application must be signed by an authorized officer of the corporation or a general partner of the partnership.

Tax-Deferred Accounts

Please refer to the account application for specific requirements to open and maintain an account. Certain tax-deferred accounts can only be opened and maintained via written request. Please contact an ALPS representative for more information.

If you are eligible, you may set up one or more tax-deferred accounts. A tax deferred account allows you to shelter your investment income and capital gains from current U.S. federal income taxes. A contribution to certain of these plans may also be tax deductible. The types of tax-deferred accounts that may be opened with ALPS are described below. Investors should consult their tax adviser or legal counsel before selecting a tax-deferred account.

Investing for Your Retirement

Please visit www.vulcanvaluepartners.com or call an ALPS representative for more complete information regarding the different types of IRAs available. Distributions from these plans may be subject to U.S federal income tax and

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generally to an additional tax if withdrawn prior to age 59-1/2 or used for a nonqualifying purpose.

Traditional and Roth IRAs

Both IRAs allow most individuals with earned income to contribute up to the lesser of $5,000 or 100% of compensation for tax years 2009 and 2010 with future years increased by cost-of-living adjustments. In addition, IRA holders age 50 or older may contribute $1,000 more than these limits for the tax years 2009 and 2010.

Simplified Employee Pension (“SEP”) IRA

This plan allows small business owners (including sole proprietors) to make taxdeductible contributions for themselves and any eligible employee(s). A SEP requires an IRA (a “SEP-IRA”) to be set up for each SEP participant.

Investment Minimums

The minimum investment to open a regular account in either Fund is $5,000. The minimum investment to open a Coverdell Education Savings Account or a retirement Fund account is $500. The subsequent investment minimum for any type of account is $500.

Each Fund reserves the right to waive or change minimum and additional investment amounts. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums. Employees of Vulcan Value Partners are not subject to any initial or subsequent investment minimums.

Buying Shares

Certain tax-deferred accounts can only be opened and maintained via written request. Please contact an ALPS representative for more information.

Online at www.vulcanvaluepartners.com

You may open a new Fund account, or you may buy shares in an existing Fund account. You may elect to have ALPS electronically withdraw funds from your designated bank account. A real-time confirmation of your transaction will be provided via www.vulcanvaluepartners.com.

By Telephone

For an existing account, you may call 877.421.5078 to buy shares 24 hours a day, or you may call an ALPS representative during normal business hours. ALPS will electronically withdraw funds from your designated bank account.

You may also buy shares by wiring money from your bank account to your Fund account. For wiring instructions, call an ALPS representative.

By Mail/In Writing

To open your Fund account, complete and sign the appropriate application. Make your check payable to the Fund(s) or elect a one-time electronic withdrawal from your bank account as noted on the appropriate application.

To buy additional shares, send your check and written instructions to the address listed below. If you are making a purchase into a retirement account, please indicate whether the purchase is a rollover or a current or prior year contribution.

Regular Mail:	Overnight Address:
Vulcan Value Partners Fund	Vulcan Value Partners
or Vulcan Value Partners	Fund or Vulcan Value
Small Cap Fund	Partners Small Cap Fund
PO Box 1236	1290 Broadway, Suite 1100
Denver, CO 80201	Denver, CO 80203

By Automated Investments

To buy additional shares through the Automatic Investment Program, you select the frequency with which your money ($500 minimum) will be electronically transferred from your bank account to your Fund account. Certain tax-deferred accounts are not eligible for automated investments.

When purchasing shares through the Automatic Investment Program, if no date or dollar amount is specified on your application, investments of $500 will be made on the 20th of each month. Your first automatic investment may take up to two weeks to establish. If the balance in the account you are buying into falls to zero as the result of a redemption or exchange, your Automatic Investment Program will be discontinued.

We may make additional attempts to debit your predesignated bank account for automated investments that initially fail. You are liable for any costs associated with these additional attempts. If your automated investment

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

fails, you may purchase shares of the Funds by submitting good funds via another method accepted by the Funds (e.g., by wire transfer). In this case, your purchase will be processed at the next NAV determined after we receive good funds, not at the NAV available as of the date of the original request.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with a Fund or its agent before the New York Stock Exchange(“NYSE”) closes(normally, 4 p.m. Eastern time). If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. It is the responsibility of the financial intermediary to insure that all orders are transmitted in a timely manner to the Fund. Otherwise, you will receive the next business day’s price.

You may purchase or sell Fund shares through a broker-dealer, bank or other financial institution, or an organization that provides record keeping and consulting services to 401(k) plans or other employee benefit plans (an “Intermediary”). Intermediaries may charge you a fee for this service and may require different minimum initial and subsequent investments than the Funds. Intermediaries may also impose other charges or restrictions different from those applicable to shareholders who invest in the Funds directly. Therefore, it may cost more for you to purchase shares through an Intermediary than to purchase shares directly from the Funds. An Intermediary, rather than you as its customer, may be the shareholder of record of your shares. In general, purchase or redemption requests made through an Intermediary will be priced based on the net asset value next calculated after receipt of the request by the Intermediary, even if the Intermediary submits such requests to the Funds after such net asset value has been calculated. The Funds are not responsible for the failure of any Intermediary to carry out its obligations to its customers. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase, exchange or redeem shares.

Certain Payments For Services

The Adviser may also make payments for distribution and/ or shareholder servicing activities out of its own resources. The Adviser may also make payments for marketing, promotional or related expenses to Intermediaries. The amount of these payments is determined by the Adviser and may be substantial. These payments are often referred to as “revenue sharing payments.” The recipients of such payments may include the Distributor, affiliates of the Adviser, broker-dealers, financial institutions, plan sponsors and administrators and other financial intermediaries through which investors may purchase shares of a Fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary or plan administrator or sponsor for details about revenue sharing payments it may receive.

Administrative Fees (Networking, Omnibus Positioning Fee)

Certain Intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of a Fund. Transactions may be processed through the NSCC or similar systems or processed on a manual basis. These fees are paid by a Fund to the Distributor, which uses such fees to reimburse intermediaries. In the event an Intermediary receiving payments from the Distributor on behalf of a Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by a Fund may increase.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the other Fund if such Fund is available for sale in your state and meets the investment criteria of the investor.

If you are an existing shareholder of either Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Online at www.vulcanvaluepartners.com

Exchanges may be made online via www.vulcanvaluepartners.com. A real-time confirmation of your transaction will be provided via www.vulcanvaluepartners.com.

By Telephone

For an existing account, you may call 877.421.5078 to exchange shares 24 hours a day, or you may call an ALPS representative during normal business hours.

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By Systematic Exchange

You determine the amount of money you would like automatically exchanged from one Fund account to another on any day of the month. Exchanges between existing Fund accounts must meet the $500 subsequent investment requirement. For Systematic Exchanges, if no date is specified on your request, systematic exchanges will be made on the 20th of each month. If the balance in the Fund account you are exchanging from falls below the Systematic Exchange amount, all remaining shares will be exchanged and your Systematic Exchange Program will be discontinued.

Exchanges must meet the minimum investment requirements described in this Prospectus.

An exchange represents the sale of shares from one Fund and the purchase of shares of the other Fund. Under U.S. federal income tax principles this may produce a taxable gain or loss in your non-tax-deferred account. If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described in this Prospectus in “Redemption Fees” below.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Funds for further details.

Redeeming Shares

Online at www.vulcanvaluepartners.com

Redemptions may be made online via www.vulcanvaluepartners.com.

By Telephone

For an existing account, you may call 877.421.5078 to redeem shares 24 hours a day, or you may call an ALPS representative during normal business hours.

By Mail/In Writing

To redeem shares by mail, please send written instructions to the address listed below. Please call an ALPS representative for further details.

Regular Mail:	Overnight Address:
Vulcan Value Partners Fund	Vulcan Value Partners
or Vulcan Value Partners	Fund or Vulcan Value
Small Cap Fund	Partners Small Cap Fund
PO Box 1236 Denver, CO 80201	1290 Broadway, Suite 1100 Denver, CO 80203

By Systematic Redemption

This program allows you to sell shares worth a specific dollar amount from your Fund account on a regular basis. In order to establish a systematic redemption, your Fund account balance must be at least $10,000 and the minimum redemption amount must be $500. If no date is specified on your request, systematic redemptions will be made on or about the 20th of each month. If the balance in the Fund account you are selling from falls to zero, your Systematic Redemption Program will be discontinued.

Redemptions, like purchases and exchanges, may also be effected through retirement plans, broker-dealers and financial intermediaries. Please contact your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. Redemption proceeds normally will be sent within seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a signature guarantee.

Redemptions In-Kind

Each Fund reserves the right to make payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay re-

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

demption proceeds to you in whole or in part with securities held by the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “SHARE TRANSACTIONS – How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind.

Redemption Fees

If you sell or exchange your shares after holding them 90 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

Each Fund also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;
•	Redemptions related to death or due to a divorce decree;
•

Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

•

Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: Each Fund has the right to suspend or postpone redemptions of shares for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

Signature Guarantee

A signature guarantee is required if any of the following is applicable:

•	You request a redemption by check above $50,000.
•	You would like a check made payable to anyone other than the shareholder(s) of record.
•	You would like a check mailed to an address that has been changed within 10 days of the redemption request.
•	You would like a check mailed to an address other than the address of record.
•	You would like your redemption proceeds sent to a bank account other than a bank account of record.

The Funds reserve the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

A signature guarantee may be refused if any of the following is applicable:

•	It does not appear valid or in good form.
•	The transaction amount exceeds the surety bond limit of the signature guarantee.
•	The guarantee stamp has been reported as stolen, missing or counterfeit.

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How to Obtain a Signature Guarantee

A signature guarantee assures that a signature is genuine. The signature guarantee protects shareholders from unauthorized account transfers. The following financial institutions may guarantee signatures: banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange. Call your financial institution to see if they have the ability to guarantee a signature. A signature guarantee cannot be provided by a notary public. If you live outside the United States, a foreign bank properly authorized to do business in your country of residence or a U.S. consulate may be able to authenticate your signature.

SHARE TRANSACTIONS

Small Account Balances/Mandatory Redemptions

Neither Fund currently imposes an account minimum.

Each Fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances, such as to comply with new regulatory requirements.

Share Certificates

Neither Fund issues share certificates.

Frequent Purchases and Sales of Fund Shares

Neither Fund permits market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase or exchange transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases or exchanges at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. Each Fund maintains a 2% short-term redemption fee applied to sales or exchanges of shares held 90 days or less.

The Board has adopted policies and procedures designed to deter frequent purchases, exchanges and redemptions and to seek to prevent market timing. To minimize harm to a Fund and its shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Each Fund may also refuse purchase and exchange transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, a Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Transfer Agent will review transaction history reports and will identify redemptions that are within a specific time period from a previous purchase, exchanges in the same account(s) in a Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide each Fund with a net purchase or redemption request on any given day. In these cases, purchases, exchanges and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that a Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that a Fund will be able to detect or prevent all practices that may disadvantage the Fund.

How Fund Shares are Priced

The Board has approved procedures to be used to value each Fund’s securities for the purposes of determining the Funds’ NAV. The valuation of the securities of each Fund is determined in good faith by or under the direction

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

of the Board. The Board has delegated certain valuation functions for each Fund to the Administrator.

Each Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4 p.m Eastern time) on each business m. day (Monday through Friday). Each Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by the Funds’ Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Funds’ Board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers/dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. Because each Fund invests in securities that may be thinly traded or for which market quotations may not be readily available or may be unreliable (such as securities of small capitalization companies), the Funds may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid (such as equity securities of large capitalization domestic issuers). Each Fund may also use fair value procedures if the Adviser determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s NAV is calculated. In particular, the value of non-U.S. securities may be materially affected by events occurring after the close of the market on which they are traded, but before the Fund prices its shares.

Each Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before a Fund values its securities. In addition, the Funds may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. A Fund’s use of fair value pricing may help deter “stale price arbitrage.”

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV.

Each Fund invests, or may invest, in securities that are traded on foreign exchanges or markets, which may be open when the NYSE is closed. As a result, the value of your investment in a Fund may change on days when you are unable to purchase or redeem shares.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Funds’ Transfer Agent to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their NAV at the time of redemption.

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DIVIDENDS AND DISTRIBUTIONS

Each Fund normally pays dividends and distributes capital gains, if any, on an annual basis.

Income dividend distributions are derived from interest and other income each Fund receives from its investments and include distributions of short-term capital gains. Capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than a year.

Each Fund may make additional distributions and dividends at other times if the manager believes doing so may be necessary for a Fund to avoid or reduce taxes. Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

TAXES

The discussion below only addresses the U.S. federal income tax consequences of an investment in the Funds for U.S. persons and does not address any foreign, state, or local tax consequences. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents;

(ii)	U.S. corporations;

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source; or

(iv)

a trusts, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax. If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. For further information regarding the U.S. federal income tax consequences of an investment in the Funds, investors should see the SAI under “TAXES – Taxation of the Fund.”

Non-U.S. persons that are considering the purchase of shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of shares in the Funds.

The Funds intends to meet all requirements under Subchapter M of the Code necessary to qualify for treatment as a “regulated investment company” and thus do not expect to pay any U.S. federal income tax on income and capital gains distributed to shareholders. The Funds also intend to meet certain distribution requirements such that the Funds are not subject to U.S. federal income tax in general. Shareholders in each Fund will receive a statement (Form 1099-DIV) annually informing them of the amount of the income and capital gains which have been distributed by such Fund during the calendar year.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of each Fund’s current or accumulated “earnings and profits.” The Funds do not expect a significant portion of their distributions to derive from “qualified dividend income,” which for taxable years beginning before January 1, 2011 may be taxed at favorable rates so long as certain requirements are met. Corporations may be able to take a dividends-received deduction for a portion of the dividends they receive.

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Taxes on distributions of capital gains are determined by how long the Funds owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced – in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets. For more information, see the SAI under “TAXES – Taxation of Fund Distributions.”

Distributions are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable. You can avoid this, if you choose, by investing after such Fund has paid a dividend. Investors in tax-advantaged retirement accounts do not need to be concerned about this, since distributions made to shareholders who purchased their shares through such accounts are not taxable.

Sale of Fund Shares

Any gain resulting from the sale or exchange of your shares will generally be subject to U.S. federal income tax. Shareholder transactions in a Fund’s shares resulting in gains from selling or exchanging shares held for more than one year generally are taxed at capital gain rates, while those resulting from sales or exchanges of shares held for one year or less generally are taxed at ordinary income rates. For more information, see the SAI under “TAXES – Exchange or Redemption of Shares.”

Taxation of Certain Investments

Each Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, such Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes, although it is possible that a Fund may be able to elect to pass through foreign tax credits or deductions to its shareholders. In addition, each Fund’s investments in foreign securities or foreign currencies may increase or accelerate such Fund’s recognition of ordinary income and may affect the timing or amount of such Fund’s distributions. Each Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “TAXES – Special Tax Considerations.

Each Fund may at times buy investments at a discount from the price at which they were originally issued, especially during periods of rising interest rates. For U.S. federal income tax purposes, the original issue discount will be included in such Fund’s ordinary income. Even though payment of that amount is not received until a later time, it will be distributed to shareholders as taxable dividends. Each Fund may also buy investments in the secondary market which are treated as having market discount. Generally, gain recognized on the disposition of such an investment is treated as ordinary income for U.S. federal income tax purposes to the extent of the accrued market discount, but each Fund may elect instead to currently include the amount of market discount as ordinary income even though such Fund does not receive payment of such amount at that time. Each Fund’s investments in certain debt obligations, mortgage-backed securities, asset-backed securities and derivatives may also cause such Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Funds could be required at times to liquidate other investments in order to satisfy their distribution requirements, potentially increasing the amount of Capital Gain Dividends made to shareholders.

Backup Withholding

The Funds are also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder who does not furnish to certain information and certifications the Funds or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. For more information regarding backup withholding and new U.S. federal income tax legislation, see the SAI under “TAXES – Backup Withholding” and “TAXES – Recently Enacted Legislation.”

You should consult with your tax advisor regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for the period December 30, 2009 to April 30, 2010. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from each Fund’s financial statements audited by Deloitte & Touche LLP, whose report, along with each Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling the Fund at 877.421.5078.

Vulcan Value Partners Fund

	For the Period December 30, 2009 (Inception) to April 30, 2010

NET ASSET VALUE, BEGINNING OF PERIOD	$ 10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	0.00	(a)
Net realized and unrealized gain on investments	0.57
Total from investment operations	0.57

REDEMPTION FEES ADDED TO PAID IN CAPITAL(Note 3)	0.00	(a)
INCREASE IN NET ASSET VALUE	0.57
Net asset value, end of period	$ 10.57

Total Return (b)	5.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period(000’s)	$ 12,807
Ratio of expenses to average net assets including fee waivers/reimbursements	1.50	%(c)
Ratio of expenses to average net assets without fee waivers/reimbursements	4.97	%(c)
Ratio of net investment loss to average net assets including fee waivers/reimbursements	(0.06)	%(c)
Portfolio turnover rate	24%

(a)	Less than $0.005 per share.
(b)	Total return not annualized for periods of less than one full year.
(c)	Annualized.

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VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

Vulcan Value Partners Small Cap Fund

	For the Period December 30, 2009 (Inception) to April 30, 2010

NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
INCOME/(LOSS) FROM OPERATIONS:
Net investment loss	–
Net realized and unrealized gain on investments	1.60
Total from investment operations	1.60

REDEMPTION FEES ADDED TO PAID IN CAPITAL (Note 3)	–
INCREASE IN NET ASSET VALUE	1.60
Net asset value, end of period	$11.60

Total Return (a)	16.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s)	$7,225
Ratio of expenses to average net assets including fee waivers/reimbursements	1.50	%(b)
Ratio of expenses to average net assets without fee waivers/reimbursements	7.31	%(b)
Ratio of net investment loss to average net assets including fee waivers/reimbursements	(0.57	)%(b)
Portfolio turnover rate	33%

(a)	Total return not annualized for periods of less than one full year.
(b)	Annualized.

26	PROSPECTUS ▼ August 31, 2010

VULCAN VALUE PARTNERS FUND VULCAN VALUE PARTNERS SMALL CAP FUND

PRIVACY POLICY

Each Fund collects nonpublic personal information about its customers(1) from the following sources:

•	Account applications and other forms, which may include a customer’s name, address, social security number and information about a customer’s investment goals and risk tolerance;
•	Account history, including information about the transactions and balances in a customer’s account; and
•	Correspondence, written or telephonic, between a customer and the Fund or service providers to the Fund.

Each Fund will not release information about its customers or their accounts unless one of the following conditions is met:

•	Prior written consent is received;
•	The Fund believes the recipient to be the Fund customer or the customer’s authorized representative; or
•	The Fund is required by law to release information to the recipient.

Each Fund does not give or sell information about its customers or their fund accounts to any other company, individual or group.

Each Fund will only use information about its customers and their accounts to attempt to better serve their investment needs or to suggest services or educational materials that may be of interest to them.

Each Fund restricts access to nonpublic personal information about customers to those employees who need to know that information in order to provide products or services. The Fund may also share personal information with companies that it hires to provide support services. When the Fund shares personal information with service providers, it protects that personal information with a strict confidentiality agreement. The Fund also maintains reasonable physical, electronic and procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of customers’ nonpublic personal and consumer information.

Each Fund will adhere to the policies and practices described in this notice for current and former shareholders of the Fund.

(1)

For purposes of this notice, the terms “customer” or “customers” includes both shareholders of the Fund and individuals who provide nonpublic personal information to the Fund, but do not invest in Fund shares.

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Intentionally Left Blank

ADDITIONAL INFORMATION ABOUT EACH FUND

Shareholder Reports

Annual and semi-annual reports to shareholders provide additional information about the Funds’ investments. These reports discuss the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year.

Statement of Additional Information

The statement of additional information provides more detailed information about each Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Each Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain shareholder reports or the statement of additional information (without charge), make inquiries or request other information about each Fund by contacting the Transfer Agent at 877.421.5078, by writing the Fund at PO Box 1236, Denver, CO, 80201, or by calling your financial consultant. This information is also available free of charge on the Funds’ website at www.vulcanvaluepartners.com.

You can also review each Fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You can get copies of these materials after paying a fee by electronic request at the following e-mail address: publicinfo@sec. gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-1520. Information about the public reference room may be obtained by calling 202.551.8090. You can get the same reports and information free from the EDGAR Database on the Commission’s Internet web site at http://www.sec.gov.

If someone makes a statement about a Fund that is not in this Prospectus, you should not rely upon that information. Neither a Fund nor the Distributor is offering to sell shares of that Fund to any person to whom that Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-8194)

August 31, 2010

STATEMENT OF ADDITIONAL INFORMATION

Name of Fund	Ticker
	Class A	Class C	Class I	Class R
ALPS/Red Rocks Listed Private Equity Fund	LPEFX	LPFCX	LPEIX	LPERX
ALPS/WMC Value Intersection Fund	AMWYX	AMWCX	AMWIX	N/A
Clough China Fund	CHNAX	CHNCX	CHNIX	N/A

P.O. Box 44386

Denver, CO 80201

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectuses for Class A Shares, Class C Shares, Class I Shares and Class R Shares (collectively, the “Shares”) of the Funds listed above, each of which is a separate series of Financial Investors Trust, a Delaware statutory trust (the “Trust”). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. ALPS Advisors, Inc. (“ALPS Advisors”) is the investment adviser of each Fund. Certain Funds do not offer all classes of the Shares.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated August 31, 2010, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Funds at the address listed above, or by calling the Funds’ transfer agent at 866.759.5679. The Funds’ most recent Annual Report is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

CLASSIFICATION, INVESTMENT OBJECTIVES AND POLICIES

Financial Investors Trust

This Statement of Additional Information (the “SAI”) includes information about three series of the Trust. Each Fund is a series of the Trust, an open-end, management investment company organized as a Delaware statutory trust on November 30, 1993.

On August 29, 2009, as a result of the reorganization of the Activa Value Fund into the ALPS/WMC Value Intersection Fund, the ALPS/WMC Value Intersection Fund assumed the assets and liabilities of the Activa Value Fund (the “Activa Predecessor Fund”). For this reason, certain historical information contained in this SAI for periods prior to August 29, 2009 is that of the Activa Predecessor Fund.

On January 15, 2010, as a result of the reorganization of the Old Mutual China Fund into the Clough China Fund, the Clough China Fund assumed the assets and liabilities of the Old Mutual China Fund (the “China Predecessor Fund”). For this reason certain historical information contained in this SAI for periods prior to January 15, 2010 is that of the China Predecessor Fund.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or nondiversified. The ALPS/Red Rocks Listed Private Equity Fund and the ALPS/WMC Value Intersection Fund are classified as diversified. The Clough China Fund is classified as non-diversified.

What are the Funds’ Investment Objectives?

•	The ALPS/Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream.
•	The ALPS/WMC Value Intersection Fund seeks long-term capital appreciation. Dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective.
•	The Clough China Fund seeks to provide investors with long-term capital appreciation.

While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in this prospectus.

Each Fund’s Board of Trustees (the “Board”) may change this objective or the Fund’s principal investment strategies without a shareholder vote. Each Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are each Fund’s Principal Investment Strategies?

ALPS/Red Rocks Listed Private Equity Fund The Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. To achieve its objective, the Fund will invest at least 80% of its assets in (i) securities of U.S. and non-U.S. companies, including those in emerging markets, listed on a national securities exchange, or foreign equivalent, that have a majority of their assets invested in or exposed to private companies or have as its stated intention to have a majority of their assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives, including options, futures, forwards, swap agreements and participation notes, that otherwise have the economic characteristics of Listed Private Equity Companies. Although the Fund does not invest directly in private companies, it will be managed with a similar approach: identifying and investing in long-term, high-quality Listed Private Equity Companies.

The selection of Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, is made pursuant to Red Rocks Capital LLC’s, the Fund’s sub-adviser (“Red Rocks” or the “Sub-Adviser”) proprietary selection methodology and is based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, portfolio concentration, liquidity, and the need for diversification within the Fund's underlying assets (i.e., industry sectors, geographic locations, stage of investment and the year in which the private equity firm or fund makes a commitment or an investment in a fund, asset or business (“vintage year”)). The Fund’s portfolio may be adjusted from time to time.

The ALPS/WMC Value Intersection Fund

The Fund invests primarily in common stocks of U.S. companies that the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management” or the “Sub-Adviser”), believes are undervalued by the marketplace. Income may be a factor in portfolio selection but is secondary to the principal objective. The Fund’s policy is to invest in a broadly diversified portfolio and not to concentrate investments in a particular industry or group of industries.

Clough China Fund

The Fund is sub-advised by Clough Capital Partners LP (“Clough Capital” or the “Sub-Adviser”). The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies that:

•	are organized under the laws of China, Hong Kong or Taiwan;
•	are primarily traded on the China, Hong Kong or Taiwan exchanges; or
•	derive at least 50% of their revenues from business activities in China, Hong Kong or Taiwan, but which are listed and traded elsewhere.

All Funds

Equity Securities. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. Each Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities. Each Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States including issuers located in emerging markets.

Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities. Each Fund may invest in options, futures, forwards, swap agreements participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Portfolio Turnover. Each Fund may engage in short-term trading. This means that a Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of that Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential. This activity will increase a Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce that Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of a Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Cash Position. Each Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when the portfolio manager is otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. When a Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if that Fund remained more fully invested in stocks or bonds.

INVESTMENT POLICIES AND RISKS APPLICABLE TO CERTAIN FUNDS

ALPS/Red Rocks Listed Private Equity Fund Listed Private Equity Companies

Listed Private Equity Companies may include, among others, business development companies, investment holding companies, publicly traded limited partnership interests (common units), publicly traded venture capital funds, publicly traded venture capital trusts, publicly traded private equity funds, publicly traded private equity investment trusts, publicly traded closed-end funds, publicly traded financial institutions that lend to or invest in privately held companies and any other publicly traded vehicle whose purpose is to invest in privately held companies.

The Fund intends to invest in the securities of Listed Private Equity Companies domiciled in, or primarily listed on, exchanges in Asia, Europe and North America. The underlying assets of such Listed Private Equity Companies may be domiciled throughout the world.

The Listed Private Equity Companies in which the Fund intends to invest include investments in a wide array of businesses/industries at various stages of development, from early to later stage to fully mature businesses. The Fund intends to focus its portfolio on Listed Private Equity Companies that emphasize making equity and equity-like (preferred stock, convertible stock and warrants) investments in later stage to mature businesses, but may invest in Listed Private Equity Companies making debt investments and in other stages of development. In addition, the Fund may invest in the common stock of closed-end management investment companies, including business development companies, that invest in securities of Listed Private Equity Companies.

In addition to the risks associated with the Fund’s direct investments, the Fund is also subject to the underlying risks which affect the Listed Private Equity Companies in which the Fund invests. Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, valuation risk, sector risks, non-U.S. security risk, currency risk, credit risk, managed portfolio risk, focused investment risk and derivatives risk.

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Industry Risk

The Fund’s investments could be concentrated within one industry or group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

Clough China Fund

Geographic Risk

Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified because:

•	China remains a one-party, non-democratic political system with the continuing risk of nationalization, expropriation, or confiscation of property;
•	While Hong Kong acknowledges being a Special Administrative Region of China, the international legal status of Taiwan is not settled. As such, from time to time, political tensions arise;
•

The economic reforms being instituted could cause higher interest rates and higher unemployment, which could cause political instability. The government could also alter or discontinue economic reform programs;

•	The emergence of a domestic consumer class is still at an early stage, making China heavily dependent on exports;

•

Over 1997 and 1998, the values of many Asian currencies declined because corporations in these countries had to buy U.S. dollars to pay large U.S. dollar denominated debt. Similar devaluations could occur again;

•	Military conflicts, either in response to social unrest or conflicts with other countries, are an ever present consideration;
•	Political instability may arise and hard-line Marxist-Leninists might regain the political initiative;
•

Social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

•	The Chinese legal system is still in its infancy, making it more difficult to obtain and/or enforce judgments.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS APPLICABLE TO ALL FUNDS

Each Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which each Fund may invest or investment strategies in which it may engage, and each Fund may invest in instruments and securities and engage in strategies other than those listed below.

Equity Investments

Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Sub-Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Sub-Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Sub-Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Sub-Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Sub-Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Sub-Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. Each Fund’s investment process is biased toward value.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by any Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Sub-Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected. If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit any Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Warrants and Rights

Each Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Market Risk

The market price of securities owned by any Fund may go up or down, sometimes rapidly or unpredictably.

Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity securities generally have greater price volatility than fixed-income securities.

Derivatives

Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the U.S. Commodity Futures Trading Commission (the “CFTC”); however, no Fund will be obligated to use derivatives and no Fund makes any representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which a Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Sub-Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Sub-Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Sub-Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Currency Transactions

Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the Sub-Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Sub-Adviser expects that the Funds’ futures transactions will generally include transactions: (i) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A Fund may use futures contracts and related options for hedging purposes and for investment purposes. A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. Each Fund will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts

Each Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Sub-Adviser expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent a Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, a Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, a Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Sub-Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Each of the Funds reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Funds may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index, and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Sub-Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Sub-Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies

Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts

Each Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be affected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions

Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. Each Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

Each Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Funds would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Sub-Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Sub-Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps

Each Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders’ positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules are in effect from January 22, 2009 until November 30, 2010. In March 2009, the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. Nine banks and brokers, including Deutsche Bank AG, JPMorgan Chase & Co., and Barclays PLC, committed to start using one or more clearinghouses within the 27-nation region by the end of July 2009. The clearinghouse(s) will be funded by their members. In response to these developments, in March 2009 the Financial Industry Regulatory Authority (“FINRA”) proposed a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA’s pilot program is set to expire November 30, 2010.

Indexed Securities

Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Sub-Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Sub-Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts

Use of many derivatives by a Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Short Sales

Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Sub-Adviser determines to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Funds may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because a Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. A Fund’s foreign currency transactions may give rise to ordinary income or loss, for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for either Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings

The securities in which either Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in either Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Taxes.”

The Sub-Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Sub-Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Sub-Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Sub-Adviser will evaluate the relative value of an investment compared with its perceived credit risk. A Fund’s ability to achieve its investment objective may be more dependent on the Sub-Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Emerging Market Countries

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund’s portfolio. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

Fixed Income Securities

Each Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Mortgage-Related And Other Asset Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, a Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities

Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage “Dollar Roll” Transactions

Each Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, a Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and U.S. federal income tax purposes, each Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. None of the Funds currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Consistent with each Fund’s investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Bank Obligations

Bank obligations that may be purchased by each Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

High Yield Securities

Each Fund may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. A Fund’s achievements of its objective may be more dependent on the Sub-Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in a Fund’s portfolio. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of such Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which a Fund invests will bear interest at fixed rates but a Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A

Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments

Each Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which a Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Loan Participations and Assignments

Each Fund may invest in loan participations and assignments. Each Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore each Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Restricted Securities and Securities With Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Board or by the Adviser or Sub-Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Each Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Sub-Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither the securities issued nor guaranteed by the U.S. Treasury. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

Each Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER PRACTICES

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. Each Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Sub-Adviser, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable each Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

Each Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Sub-Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Sub-Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the

Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

INVESTMENT LIMITATIONS

Fundamental Investment Restrictions

The following is a description of fundamental policies that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security. Unless otherwise noted, each of these policies applies to each Fund, except policies (1), (2) and (3), which apply only to the Funds specifically listed in those policies.

Each Fund may, from time to time, in its discretion, concentrate its investments in one or more industries or sectors.

Each Fund may not:

(1) With respect to 75% of its total assets, the ALPS Red Rocks Listed Private Equity Fund and ALPS/WMC Value Intersection Funds may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

(2) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government and its agencies and instrumentalities), except that:

(i) the ALPS Red Rocks Listed Private Equity Fund will normally invest greater than 25% of its assets in the securities of issuers in the private equity related industries;

(3) With respect to the ALPS Red Rocks Listed Private Equity Fund, make short sales of securities or maintain a short position or purchase securities on margin, in excess of 10%, except that the Fund may obtain short-term credits as necessary for the clearance of security transactions, and the Fund may make any short sales or maintain any short positions where the short sales or short positions would not constitute “senior securities” under the 1940 Act.

(4) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

(5) Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(6) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(7) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

(8) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities, including but not limited to, purchasing or selling commodity exchange-traded funds or exchange-traded notes; or

(9) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (4) and (9) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain fund positions are excluded from the definition of “senior security” so long as the fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

For the purposes of Restriction (2), the ALPS Red Rocks Listed Private Equity Fund currently intends to use the Standard Industrial Classification System (“SIC”). The Fund may use other classification titles, standards, and systems from time to time, as it determines to be in the best interests of shareholders. In addition, it is contrary to each Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of that Fund’s total net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the Adviser or Sub-Adviser has determined to be liquid under procedures approved by the Board.

Non-Fundamental Investment Restrictions of the ALPS/WMC Value Intersection Fund

The investment restrictions described below are not fundamental policies of the Fund and may be changed by the Fund’s Trustees. These non-fundamental investment policies require that the Fund: (i) may not acquire any illiquid securities, if as a result thereof, more than 10% of the market value of the

Fund’s total assets would be in investments which are illiquid; (ii) may not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities; (iii) may not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto; and (iv) may not enter into reverse repurchase agreements or borrow money, except from banks for extraordinary or emergency purposes, if such obligations exceed in the aggregate one-third of the market value of the Fund’s total assets, less liabilities other than obligations created by reverse repurchase agreements and borrowings.

Notwithstanding any other fundamental or non-fundamental investment restriction or policy, the Fund reserves the right, without the approval of shareholders, to invest all of its assets in the securities of a single open-end registered investment company with substantially the same investment objective, restrictions and policies as the Fund.

There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment or any other later change.

In view of the Fund’s investment objective of capital appreciation, with income as a secondary objective, the Fund intends to purchase securities for long-term or short-term profits, as appropriate. Securities will be disposed of in situations where, in management’s opinion, such potential is no longer feasible or the risk of decline in the market price is too great. Therefore, in order to achieve the Fund’s objectives, the purchase and sale of securities will be made without regard to the length of time the security is to be held. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions.

An additional non-fundamental policy is that the Fund will not concentrate its investments in domestic bank money market instruments.

Non-Fundamental Investment Restrictions of the Clough China Fund

The Fund is a non-diversified portfolio, which means that the Fund may invest its assets in the securities of any issuer without limitation as to the size of the investment. To qualify as a “regulated investment company” under the Internal Revenue Code of 1986, as amended, the Fund will comply with the following restriction: With respect to at least 50% of the Fund’s total assets, the Fund will not invest more than 5% of its total assets in the securities of any single issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities), and will not purchase more than 10% of the outstanding voting securities of any single issuer.

The Fund will not short sell a security if (1) after giving effect to such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets; (2) the market value of the securities of any single issuer that have been sold short by the Fund would exceed 2% of the value of the Fund’s net assets; and (3) such securities would constitute more than 2% of any class of the issuer’s securities.

Master/Feeder Structure

In lieu of investing directly, the Board may consider whether a Fund’s investment objective would be furthered by converting to a master/feeder structure, pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a master/feeder structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in a Fund. In addition, a master/feeder structure may serve as an alternative for large, institutional investors in a Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure. No assurance can be given, however, that the master/feeder structure will result in a Fund stabilizing its expenses or achieving greater operational efficiencies.

Each Fund’s methods of operation and shareholder services would not be materially affected by the investment in another investment company (“Master Fund’) having substantially the same investment objective and policies as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets. If a Fund invested all of its assets in a Master Fund, it would hold beneficial interests in the Master Fund and the Master Fund would directly invest in accordance with the objectives and policies described for the Fund. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw a Fund’s investment from a Master Fund at any time it determines that it would be in the best interest to shareholders to do so. The Fund would then resume investing directly in individual securities of other issuers or invest in another Master Fund.

If the Board determines that a conversion to a master/feeder structure is in the best interest of a Fund’s shareholders, it will consider and evaluate specific proposals prior to the implementation of the Fund’s conversion and its shareholders would be notified in advance of any such conversion.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Sub-Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Sub-Adviser deem it advisable to purchase or sell securities.

The following tables summarize the portfolio turnover rates for each Fund for the last two fiscal years or periods noted. The ALPS/WMC Value Intersection Fund and Clough China Fund have each changed its fiscal year end to April 30.

Fund Name	For the Fiscal Year Ended April 30, 2010	For the Fiscal Year Ended April 30, 2009
ALPS/Red Rocks Listed Private Equity Fund	54%	59%

Fund Name	For the Period January 1, 2010 to April 30, 2010	For the Period January 1, 2009 to December 31, 2009
ALPS/WMC Value Intersection Fund	11%	56%

Fund Name	For the Period August 1, 2009 to April 30, 2010	For the Period August 1, 2008 to July 31, 2009
Clough China Fund	110%	120%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by the Fund. The disclosure policy currently authorizes quarterly dissemination of full holdings of the Fund with a sixty (60) calendar day lag. However, the policy and procedures set forth above do not prevent the sharing of the Fund’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that are required by law;

(2) Disclosures necessary for service providers, which includes but are not limited to the Adviser, Sub-Adviser, administrator, custodian, accounting agent, technology providers or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Fund to perform legitimate business functions for the benefit of the Trust;

(3) Disclosures necessary for rating agencies to assess applicable fund ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting or other transactions in portfolio securities;

(5) Disclosures to the Fund’s or service providers’ regulatory authorities, accountants or counsel; and

(6) Disclosures to the Sub-Adviser of the Fund of compiled data concerning accounts managed by the Adviser or Sub-Adviser.

The  full  holdings  of  the  Fund  will  be  disclosed  on  a  quarterly  basis  on  forms  required  to  be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed in Form N-Q; and (iii) portfolio holdings as of the end of each six month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial portfolio holdings information will only be provided to the public and third parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the portfolio holdings information except for full portfolio holdings.

The Board will periodically review the list of entities that have received holdings of the Fund to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of the Fund’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Fund’s holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings	Information Lag	Date of	Date Provided
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily

Red Rocks Capital LLC (Sub-Adviser)	Daily	None	Daily	Daily

Wellington Management Company, LLP (Sub-Adviser)	Daily	None	Daily	Daily

Clough Capital Partners LP (Sub-Adviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

Union Bank, N.A. (Custodian-ALPS/WMC Value Intersection Fund)	Daily	None	Daily	Daily

The Bank of New York Mellon (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

Brown Brothers Harriman & Co.	Daily	None	Daily	Daily

FactSet Research Systems Inc.	Daily	None	Daily	Daily

Investment Technology Group, Inc.	Daily	None	Daily	Daily

Glass, Lewis & Co., LLC	Daily	None	Daily	Daily

Markit WSO Corporation	Daily	None	Daily	Daily

State Street Bank and Trust Company	Daily	None	Daily	Daily

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the portfolio securities. These policies and procedures are designed to protect the confidentiality of the portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

Disclosure of the portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser, Sub-Adviser or to the Fund’s custodian, transfer agent, administrator and principal underwriter. In addition, to the extent permitted under applicable law, the Adviser or Sub-Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser or Sub-Adviser believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a

Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Fund or the Chief Executive Officer of the Sub-Adviser determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Sub-Adviser shall have primary responsibility for ensuring that the portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Sub-Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Sub-Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Sub-Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or sub-advisers of investment companies and other institutional investors receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives brokerage and research products and services from many broker-dealers with which the Sub-Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Fund’s portfolio transactions may be useful to the Sub-Adviser in providing services to the Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), a Sub-Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The following tables list the total amount of brokerage commissions paid by each Fund for the fiscal year or period noted:

Fund Name	For the Fiscal Year Ended April 30, 2010	For the Fiscal Year Ended April 30, 2009	For the Period December 31, 2007 (Inception) to April 30, 2008
ALPS/Red Rocks Listed Private Equity Fund	$95,977	$95,118	$741

Fund Name	For the Period January 1, 2010 to April 30, 2010	For the Period August 29, 2009 to December 31, 2009	For the Period January 1, 2009 to August 28, 2009	For the Year ended December 31, 2008	For the Year ended December 31, 2007
ALPS/WMC Value Intersection Fund	$11,619	$10,244	$34,349	$51,952	$41,077

Fund Name	For the Period January 19, 2010 to April 30, 2010	For the Period August 1, 2009 to January 15, 2010	For the Period August 1, 2008 to July 31, 2009	For the Period August 1, 2007 to July 31, 2008
Clough China Fund	$84,519	$113,990	$143,518	$456,663

For the fiscal year or period noted, the total brokerage commissions paid by each Fund to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:

Fund Name	For the Period January 1, 2010 to April 30, 2010		For the Period August 29, 2009 to December 31, 2009		For the Period January 1, 2009 to August 28, 2009
	Commissions	Transactions	Commissions	Transactions	Commissions	Transactions
ALPS/WMC Value Intersection Fund	$966	$3,250,260	$664	$1,797,204	$2,139	$3,897,085

The ALPS/Red Rocks Listed Private Equity Fund and the Clough China Fund had no transactions identified for execution primarily on the basis of research and other services provided to the Funds and therefore no related commissions.

Each Fund may acquire securities of brokers who execute the Fund’s portfolio transactions. As of April 30, 2010, certain Funds owned securities of their regular broker-dealers (or parents) as shown below:

Fund Name	Name of Broker-Dealer	Market Value of Securities Owned
ALPS/WMC Value Intersection Fund	Bank of America	$1,895,543
	JP Morgan Chase	$2,031,066

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of each Fund are currently divided into three share classes – Class A, Class C, and Class I shares - with the exception of the ALPS/Red Rocks Listed Private Equity Fund, which has one additional share classes – Class R.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)	Class C (Sales Charge)	Class I (Sales Charge)	Class R (Sales Charge)
Less than $50,000	5.50%	None**	None	None
$50,000 but less than $100,000	4.50%	None**	None	None
$100,000 but less than $250,000	3.50%	None**	None	None
$250,000 but less than $500,000	2.50%	None**	None	None
$500,000 but less than $1 million	2.00%	None**	None	None
$1 million or greater	0.00%*	None**	None	None

* A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months after a purchase in excess of $1 million.

** A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months.

Class C shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. Class C shares offer the ability for payment of up to 0.75% of net assets for payment to financial intermediaries for the provision of distribution services and up to 0.25% of net assets for the provision of shareholder services on behalf of their clients. In addition, the shares offer the ability for payment to financial intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of their clients. The shares are not offered directly to individual investors. Consult with your financial intermediary representative for additional information on whether the shares are an appropriate investment choice. Broker-Dealers who make shares available through mutual fund wrap accounts may impose additional fees for services connected to the wrap account.

Class R shares are generally available only to employee benefit plans. These may include, for example, retirement and deferred compensation plans maintained pursuant to Sections 401, 403 and 457 of the Code; nonqualified deferred compensation plans; health savings accounts maintained pursuant to Section 223 of the Code; and voluntary employees; beneficiary arrangements maintained pursuant to Section 501(c)(9) of the Code. Retirement plans maintained pursuant to Section 401 generally include 401(k) plans, profit sharing plans, money purchase pension plans, and defined benefit plans. Retirement plans maintained pursuant to Section 403 must be established and maintained by non-profit organizations operating pursuant to Section 501(c)(3) of the Code in order to purchase Class R shares. Class R shares are generally not available for individual retirement accounts (IRAs) such as traditional, Roth, SEP, SAR-SEP and SIMPLE IRAs.

Dealer Commissions and Compensation

Class A Shares

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Class C Shares

ADI may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Other Information

The minimum initial investments in each Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to a Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date a Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 866.759.5679 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of a Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

Class A, Class C, and Class I Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

ALPS/GNI Long-Short Fund	RiverFront Moderate Growth Fund
ALPS/Red Rocks Listed Private Equity Fund	RiverFront Long-Term Growth & Income Fund
Clough China Fund	RiverFront Moderate Growth & Income Fund
Jefferies Asset Management Commodity Strategy Allocation Fund

All Classes

If you are an existing shareholder of a Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus.

Before effecting an exchange, you should read the Prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a Fund are generally not considered a taxable transaction for U.S. federal income tax purposes.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write a Fund for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of a Fund, a Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. Each Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until a Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption Fees. If you sell your shares of the ALPS/Red Rocks Listed Private Equity Fund after holding them 90 calendar days or less, or the Clough China Fund after holding them 30 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund(s) also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;

•	Redemptions related to death or due to a divorce decree;

•

Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

•

Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Contingent Deferred Sales Charge (“CDSC”). Class A share purchases in excess of $1 million and any Class C share purchases may be charged a CDSC of 1% if those shares are redeemed within 12 months of initial purchase. Each Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

•

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 866.759.5679. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither any Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each Fund may require personal identification codes.

Rule 12b-1 Plans
As described in the Prospectus, each Fund has adopted a separate plan of distribution for Class A and Class C shares, pursuant to Rule 12b-1 under the 1940 Act (each, a “Plan” and collectively, the “Plans”). In addition, the ALPS/Red Rocks Listed Private Equity Fund has adopted a separate Plan for its Class R shares.

The Plans allow each Fund, as applicable, to use Class A, Class C and/or Class R assets to pay fees in connection with the distribution and marketing of Class A, Class C or Class R shares and/or the provision of shareholder services to Class A, Class C or Class R shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A, Class C and/or Class R shares of the Fund as their funding medium and for related expenses.

The Plans permit each Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares, and 0.50% of the ALPS/Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares. Because these fees are paid out of a Fund’s Class A, Class C and Class R assets on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C and Class R shares, and Plan fees may cost an investor more than other types of sales charges.

Under the terms of the Plan, the Trust is authorized to make payments to ADI for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. ADI is entitled to retain all fees paid under the Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although ADI may, pursuant to a written agreement between ADI and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. ADI is entitled to retain some or all fees payable under the Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record. The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of a Fund. The Plan may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plan that would materially increase the fees payable thereunder by the relevant class of shares of a Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred.

The Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plan and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose.

The amount retained on the sale of the China Predecessor Fund’s shares by the China Predecessor Fund’s distributor, Old Mutual Investment Partners from sales loads and contingent deferred sales charges (“CDSCs”), as applicable, with respect to each applicable share class, for the fiscal years ended July 31, 2008, and July 31, 2009 and the period August 1, 2009 through January 15, 2010 is set forth below.

	August 1, 2009 through January 15, 2010	July 31, 2009	July 31, 2008

China Predecessor Fund Class A	$7,489	$16,000	$26,000

China Predecessor Fund Class C	$0	$2,000	$15,000

The following table reflects the China Predecessor Fund’s payment of fees pursuant to the Distribution Plans and the Service Plans for the period August 1, 2009 through January 15, 2010.

Distribution Plan	Service Plan
China Predecessor Fund Class C *	China Predecessor Fund Class A	China Predecessor Fund Class C
$25,531	$7,283	$18,856

* Pershing LLC and Merrill Lynch are paid 12b-1 fees pursuant to the Distribution Plan for the China Predecessor Fund’s Class C shares and each own more than 5% of Class C shares of the Predecessor Fund through accounts held for the benefit of others.

Shareholder Services Plan for Class C Shares

Each Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to the Fund’s Class C shares. Under the Shareholder Services Plan, each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

Shareholder Services Plan for Class A Shares

The ALPS/Red Rocks Listed Private Equity Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to the Fund’s Class A shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of the Class A shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing service activities pursuant to an agreement with a Participating Organization. Any amount of such payment not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year.

TRUSTEES AND OFFICERS

The business and affairs of each Fund are managed under the direction of its Board. The Board approves all significant agreements between a Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of each Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**

Mary K. Anstine, age 69	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	27	Ms. Anstine is a Trustee of ALPS ETF Trust (10 funds); Financial Investors Variable Insurance Trust (5 funds); ALPS Variable Insurance Trust (1 fund); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
John R. Moran, Jr., age 80	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	11	None.

Jeremy W. Deems, age 33	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	22	Mr. Deems is a Trustee of ALPS ETF Trust (10 funds); ALPS Variable Insurance Trust (1 fund); and Reaves Utility Income Fund (1 fund).

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
Jerry G. Rutledge, age 66	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	14	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, age 39	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.	11	None.

INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past Five Years**

Edmund J. Burke, age 49	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.

Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is

President of the Reaves Utility Income Fund (since 2004); Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since

				16	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Jeremy O. May, age 40	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.

Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg, age 48	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of the Transparent Value Trust, Vice President and Assistant Secretary of the Oak Associates Funds, Assistant Secretary of James Advantage Funds, Stone

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Harbor Investment Funds and WesMark Funds.

Ted Uhl, age 35	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act.

Kimberly R. Storms, age 38	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Monette R. Nickels, age 39	Tax Officer	Ms. Nickels was elected Tax Officer of the Trust at the December 8, 2009 meeting of the Board of Trustees.	Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS Variable Insurance Trust, ALPS ETF Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Clough Global Equity Fund and Financial Investors Variable Insurance Trust.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Red Rocks, Wellington Management or Clough Capital provides investment advisory services.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 21, 1997. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-President and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean

Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

John R. Moran, Jr.

Mr. Moran has been an Independent Trustee of the Trust since March 21, 1997. Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business, financial services, and accounting experience.

Jerry G. Rutledge

Mr. Rutledge has been an Independent Trustee of the Trust since August 7, 2009. Mr. Rutledge is the President and owner of Rutledge's Inc., an upscale men's clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the CU Board of Regents from 1995 to 2007 and currently serves on the Board of American National Bank. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business experience.

Michael “Ross” Shell

Mr. Shell has been an Independent Trustee of the Trust since August 7, 2009. In 2008, Mr. Shell founded Red Idea, LLC, a strategic consulting/early stage venture firm, for which he currently serves as CEO. From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency, during which time he also served as Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, he worked as a business strategy consultant, he was on the Global Client Services team of IDEO, and he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Edmund J. Burke

Mr. Burke has been an Interested Trustee of the Trust since August 7, 2009. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and currently serves as its Chief Executive Officer and Director. He is also a Director of ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., the Fund’s principal underwriter, and FTAM Distributors, Inc. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

None of the Independent Trustees own securities in the Adviser, any of the Sub-Advisers or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser, any of the Sub-Advisers or Distributor.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, five of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Edmund J. Burke, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. The Board has determined not to appoint a lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets, the services provided by the funds’ service providers, the formal and informal functions of the various Independent Trustees both during and between Board meetings, the existence of the Trust for over 15 years and the long board service of some of the Independent Trustees, which in some cases date back to the inception of the Trust.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman), Moran, Rutledge and Shell. The Audit Committee met three times during the fiscal year ended April 30, 2010.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems, Moran, Rutledge and Shell. The Nominating and Corporate Governance Committee of the Board met two times during the fiscal year ended April 30, 2010.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 31, 2009, there were no outstanding shares of the Funds, and therefore, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Edmund J. Burke	None	None

As of December 31, 2009, there were no outstanding shares of the Funds, and therefore, the dollar range of equity securities in the Funds beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Mary K. Anstine	None	None

Jeremy W. Deems	None	None

John R. Moran, Jr.	None	None

Jerry G. Rutledge	None	None

Michael “Ross” Shell	None	None

Remuneration of Trustees. The Independent Trustees of the Trust receive an annual fee in the amount of $10,000 and an additional $1,500 for attending each Board meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended April 30, 2010, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*

Mary K. Anstine	$16,000	$0	$0	$57,500

Jeremy W. Deems	$16,000	$0	$0	$47,500

John R. Moran, Jr.	$16,000	$0	$0	$16,000

Jerry G. Rutledge	$11,837	$0	$0	$83,674

Michael “Ross” Shell	$11,837	$0	$0	$11,837

* The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Red Rocks, Wellington Management or Clough Capital provides investment advisory services.

No officer, trustee or employee of the Adviser or Sub-Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGERS

ALPS Advisors, Inc. (the “Adviser”), a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of each Fund’s business affairs. The Adviser commenced business operations in

December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Financial Services, which was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings and its affiliates provide fund administration services to funds with assets in excess of $54.7 billion and distribution services to funds with assets of more than $221 billion.

ALPS/Red Rocks Listed Private Equity Fund

The Adviser has delegated daily management of Fund assets to a sub-adviser, Red Rocks Capital LLC (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations, and investment guidelines established by the Adviser and the Board. The Sub-Adviser is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index has extensive investment experience and developed proprietary research on the universe of listed private equity companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, portfolio concentration, liquidity, and the need for diversification within the Fund’s portfolio (i.e., stage of investment, type of capitalization instruments held, industry focus and geographic focus). The Sub-Adviser’s principal address is 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.85% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.57% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) calendar days notice. A discussion regarding the basis for the Board’s approval of the renewal of the Fund’s Advisory and Sub-Advisory Agreements is provided in the Fund’s annual report to shareholders for the period ending April 30, 2010.

The table below shows the management fees earned by ALPS Advisors for the periods indicated:

	For the Fiscal Year Ended April 30, 2010	For the Fiscal Year Ended April 30, 2009	For the Period December 31, 2007 (Inception) to April 30, 2008
ALPS/Red Rocks Listed Private Equity Fund	$643,813	$220,515	$1,739

For the fiscal years ended April 30, 2010 and April 30, 2009 and the period ended April 30, 2008, the actual Management Fees paid by the Fund were $433,016, $0, and $0, respectively. For the fiscal years ended April 30, 2010 and April 30, 2009 and the period ended April 30, 2008, ALPS Advisors, Inc. waived $ 210,797, $220,515 and $1,739 of its Management Fees, respectively. In addition, for the fiscal years ended April 30, 2010 and April 30, 2009 and the period ended April 30, 2008, ALPS Advisors, Inc. reimbursed the Fund for expenses in the amount of $0, $14,209 and $75,520, respectively.

As described in the Prospectus under “Fees and Expenses,” the Adviser and the Sub-Adviser have contractually agreed to limit certain of the Fund’s expenses to 1.25% of the Fund’s average daily net assets until August 31, 2011. Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

ALPS/WMC Value Intersection Fund

The Adviser has delegated daily management of Fund assets to a sub-adviser, Wellington Management Company, LLP (the “Sub-Adviser” or “Wellington Management”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations, and investment guidelines established by the Adviser and the Board. The Sub-Adviser’s principal address is 75 State Street, Boston, Massachusetts 02109.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 0.95% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of (i) fifty (50) basis points of the Fund’s daily net assets during the month of $0 - $250 million; (ii) forty (40) basis points of the Fund’s daily net assets during the month of between $250 million and $500 million; and (iii) thirty (30) basis points of the Fund’s daily net assets during the month of $500 million and above. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund, or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory and Sub-Advisory Agreements is provided in the Fund’s Annual Report to shareholders for the period ended April 30, 2010.

For the periods January 1, 2010 through April 30, 2010 and August 29, 2009 through December 31, 2009, the investment advisory fees paid by the Fund to the Adviser were $230,523 and $248,386, respectively. Prior to August 29, 2009, Activa Asset Management, LLC (“Activa”) served as the investment adviser to the Activa Predecessor Fund. The investment advisory fees paid by the Activa Predecessor Fund to Activa during the period January 1, 2009 through August 28, 2009 and the years ended December 31, 2008 and 2007 were $247,181, $468,050 and $761,071, respectively.

For the periods January 1, 2010 through April 30, 2010 and August 29, 2009 through December 31, 2009, the Adviser waived $45,429 and $0 of its investment advisory fees, respectively. In addition, for the periods January 1, 2010 through April 30, 2010 and August 29, 2009 through December 31, 2009, the Adviser reimbursed the Fund for expenses in the amount of $0 and $0, respectively.

For the periods January 1, 2010 through April 30, 2010 and August 29, 2009 through December 31, 2009, the fees paid by Adviser to Wellington Management were $121,328 and $130,729, respectively. Prior to August 29, 2009, Wellington Management served as the sub-adviser to the Activa Predecessor Fund. The fees paid by Activa to Wellington Management during the period January 1, 2009 through August 28, 2009 and the years ended December 31, 2008 and 2007 were $233,333, $311,745 and $496,494, respectively.

As described in the Prospectus under “Fees and Expenses of the Fund,” the Adviser has contractually agreed to limit certain of the Fund’s expenses to 1.15% of the Fund’s average daily net assets until August 31, 2011.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

Clough China Fund

The Adviser has delegated daily management of Fund assets to Clough Capital Partners LP (the “Sub-Adviser” or “Clough Capital”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Clough Capital is a registered investment adviser under the Investment Advisor’s Act of 1940, which provides investment services to investment companies, including three global long / short funds, an Asia only long / short fund (focusing primarily on China) and three global closed-end mutual funds. Clough Capital was founded in 2000 and, as of June 30, 2010, had investment management authority with respect to approximately $2.6 billion in assets under management. The Sub-Adviser’s principal address is One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.35% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.90% based on the Fund’s average daily net assets. The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s semi-annual report to shareholders for the period ending April 30, 2010.

As described in the Prospectus under “Fees and Expenses of the Fund,” ALPS Advisors contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification, and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 1.40% for Class I shares through December 31, 2010, 1.85% for Class A shares from January 1, 2010 through December 31, 2010, and 2.70% for Class C shares through December 31, 2010. ALPS Advisors will consider further reductions to these limits on an annual basis. Without this agreement, expenses would be higher.

Effective January 1, 2011, ALPS Advisors contractually has agreed to limit the operating expenses of the Fund (excluding underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles) to an annual rate of 2.75% for Class I shares, 3.00% for Class A shares, and 3.75% for Class C shares through December 31, 2018. ALPS Advisors will consider further reductions to these limits on an annual basis. Without this agreement, expenses would be higher.

For the period January 15, 2010 through April 30, 2010, the investment advisory fees paid by the Fund to the Adviser were $61,294. Prior to January 15, 2010, Old Mutual Capital, Inc. (“Old Mutual”) served as the investment adviser to the China Predecessor Fund. The China Predecessor Fund paid Old Mutual the following amounts in investment advisory fees for services rendered during the China Predecessor Fund’s fiscal years ended July 31:

Investment Advisory Fees paid to Old Mutual	Advisory Fee	Advisory Fee Waived	Advisory Fee Retained
Period August 1, 2009 through January 15, 2010	$292,884	$105,202	$187,682
Year Ended July 31, 2009	$410,751	$204,008	$206,743
Year Ended July 31, 2008	$928,757	$248,251	$680,506
Year Ended July 31, 2007	$583,098	$147,900	$435,198

For the period January 15, 2010 through April 30, 2010, the fees paid by the Adviser to Clough Capital were $122,499. Prior to January 15, 2010, Clough Capital served as the interim sub-adviser to the China Predecessor Fund. Old Mutual paid to Clough Capital or Clay Finlay LLC (sub-adviser prior to Clough Capital) the following amounts in investment advisory fees for services rendered during the China Predecessor Fund’s fiscal years ended July 31:

Sub-Advisory Fees paid to Clay Finlay LLC or Clough Capital Partners LP	Sub-Advisory Fee	Sub-Advisory Fee Waived	Net Sub-Advisory Fee
Period August 1, 2009 through January 15, 2010	$216,951	$55,774	$161,177
Year Ended July 31, 2009	$304,265	$101,616	$202,649
Year Ended July 31, 2008	$687,057	$124,054	$563,003
Year Ended July 31, 2007	$431,924	$73,950	$357,974

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS and the Adviser) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. During the fiscal years ended April 30, 2010 and April 30, 2009, the Distributor did not receive any commissions or other compensation.

CODE OF ETHICS

The Fund, the Adviser, each Sub-Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

Each Fund currently employs ALPS Fund Services, Inc. (an affiliate of ADI and the Adviser) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference in this SAI.

The table below shows the administrative fees earned by ALPS for the periods indicated:

	For the Fiscal Year or period Ended April 30, 2010	For the Fiscal Year Ended December 31, 2009	For the Fiscal Year Ended April 30, 2009	For the Period December 31, 2007 (Inception) to April 30, 2008
ALPS/Red Rocks Listed Private Equity Fund	$143,736	N/A	$20,754	$164
ALPS/WMC Value Intersection Fund*	$52,965	$51,322	N/A	N/A
Clough China Fund**	$35,822	N/A	N/A	N/A

*Prior to August 29, 2009, Activa provided administration and fund accounting services to the Activa Predecessor Fund. During the period January 1, 2009 through August 28, 2009 and the fiscal years ended December 31, 2008 and 2007, the Activa Predecessor Fund paid Activa $102,992, $180,492 and $198,360, respectively, for administrative services.

**Prior to January 15, 2010, Old Mutual Fund Services provided administration and fund accounting services to the China Predecessor Fund. During the period August 1, 2009 through January 15, 2010 and the China Predecessor Fund’s fiscal years ended July 31, 2009, 2008 and 2007, the China Predecessor Fund paid Old Mutual Fund Services $21,695, $30,426, $68,705, and $43,192, respectively, for administrative services.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by each Sub-Adviser, the Board has approved delegating proxy voting discretion to each Sub-Adviser believing that each Sub-Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are summaries of the guidelines and procedures that each Sub-Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Sub-Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Sub-Adviser or any affiliated person of the Fund or the Sub-Adviser, on the other. This summary of the guidelines gives a general indication as to how the Sub-Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Sub-Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30, will be available without charge, (i) upon request, by calling 866.759.5679 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of a Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control

As of July 31, 2010, the following shareholders owned 5% or more of the outstanding shares of each Fund as listed below:

Fund		Percentage Interest	Type of Ownership
ALPS/Red Rocks Listed Private Equity Fund – Class A Shares	NFS LLC FEBO Michael Monteleone 1000 Harborside 5, 10 th Floor Jersey City, NJ 07311	78.96%	Beneficial
ALPS/Red Rocks Listed Private Equity Fund – Class C Shares	Moses Rich 5828 Woodland Dr. Dallas, TX 75225-3017	56.89%	Record
ALPS/Red Rocks Listed Private Equity Fund – Class C Shares	UBS Financial Service, Inc. FBO Philip and Bonnie Colwell 25 Midland Dr. Pinehurst, NC 28374-8252	28.33%	Record
ALPS/Red Rocks Listed Private Equity Fund – Class C Shares	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	7.65%	Record
ALPS/Red Rocks Listed Private Equity Fund – Class C Shares	UBS Financial Services, Inc. FBO William N. Carr 5 Oceanmeadow Ln. Marblehead, MA 01945-5502	7.13%	Record
ALPS/Red Rocks Listed Private Equity Fund – Class I Shares	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	49.54%	Beneficial
ALPS/Red Rocks Listed Private Equity Fund – Class I Shares	NFS LLC FEBO Michael Monteleone 1000 Harborside 5, 10 th Floor Jersey City, NJ 07311	45.06%	Beneficial
ALPS/Red Rocks Listed Private Equity Fund – Class R Shares	NFS LLC FEBO Michael Monteleone 1000 Harborside 5, 10 th Floor Jersey City, NJ 07311	99.19%	Beneficial
ALPS/WMC Value Intersection Fund –	Nan Vanandel Trust P.O. Box 83	6.50%	Beneficial

Class A Shares	Ada, MI 49301-0083
ALPS/WMC Value Intersection Fund – Class C Shares	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	100.00%	Record
ALPS/WMC Value Intersection Fund – Class I Shares	Fidelity Investments 100 Magellan Way KW1C Covington, KY 41015-1999	100.00%	Beneficial
Clough China Fund – Class A Shares	Merrill Lynch 4800 Deer Lake Dr. Jacksonville, FL 32246-6484	18.24%	Beneficial
Clough China Fund – Class A Shares	NFS LLC FEBO/Attn: John Pinotti 200 Liberty St. New York, NY 10281	17.11%	Beneficial
Clough China Fund – Class A Shares	Ameritrade, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	8.37%	Beneficial
Clough China Fund – Class A Shares	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	6.48%	Beneficial
Clough China Fund – Class C Shares	Merrill Lynch 4800 Deer Lake Dr. Jacksonville, FL 32246-6484	43.71%	Beneficial
Clough China Fund – Class C Shares	Michael Carter 2801 Market Street St. Louis, MO 63103	8.83%	Record
Clough China Fund – Class C Shares	NFS LLC FBO Earl Schale 1063 Glen Dale Circle Dacono, CO 80514	6.08%	Record
Clough China Fund – Class I Shares	Merrill Lynch 4800 Deer Lake Dr. Jacksonville, FL 32246-6484	41.66%	Beneficial
Clough China Fund – Class I Shares	John Peter Clay 114 E 30th St New York, NY 10016-7303	39.90%	Record
Clough China Fund – Class I Shares	David Finlay 114 E. 90th St. New York, NY 10128-1557	17.52%	Record

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of such Fund Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of April 30, 2010.

Other Accounts Managed by Portfolio Manager

The table below identifies as of April 30, 2010, for the portfolio manager of each Fund, the number of accounts (other than the Funds with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager(s)	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
ALPS/Red Rocks Listed Private Equity Fund
Adam Goldman (Co-Portfolio Manager)	2	$391	0	$0	2	$391
Mark Sunderhuse (Co-Portfolio Manager)	2	$391	0	$0	2	$391
ALPS/WMC Value Intersection Fund
Mammen Chally (Portfolio Manager)	9	$3, 340	9	$670	11	$2,599**
Clough China Fund
Francoise Vappereau (Co-Portfolio Manager)	0	$0	0	$0	0	$0
Erick Brock (Co-Portfolio Manager)	3	$2,110.3	4	$917.0	3	$224.8***

* Red Rocks Capital LLC is the constructor and manager of Listed Private Equity Index

** One of these other accounts’ advisory fee is based on performance. Assets under management in that account are approximately $130 million.

*** Two of these other accounts’ advisory fee is based on performance. Assets under management in those accounts are approximately $ 219.3 million.

Portfolio Manager Compensation

ALPS/Red Rocks Listed Private Equity Fund

Compensation. The Sub-Adviser seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a fixed base salary, an incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance.

The Sub-Adviser may evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following five elements:

•

Base salary. Each portfolio manager is paid a fixed base salary. In setting the base salary, the Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.

•

Annual bonus. Each portfolio manager is eligible to receive an annual cash bonus which has quantitative and non-quantitative components. Generally, 66.6% of the bonus is quantitatively determined, based typically on a four-year rolling average of pre-tax performance of all registered investment company accounts for which a portfolio manager has day-to-day management responsibilities versus the performance of a pre-determined peer group. High fund performance (against applicable peer group) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor fund performance (versus applicable peer group) could result in no bonus. The amount of fund assets under management typically have an impact on the bonus potential (for example, managing more assets increases the bonus potential); however, this factor typically carries less weight than relative performance. The remaining 33.3% portion of the bonus is discretionary as determined by the Sub-Adviser and takes into account other subjective factors.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The Sub-Adviser and the Fund have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Sub-Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Sub-Adviser and its affiliates.

Index Management. Red Rocks Capital is the owner and manager of the Listed Private Equity Index the International Listed Private Equity Index, and the Global Listed Private Equity Index. These Indexes are managed and re-balanced by a separate division within Red Rocks Capital. Red Rocks Capital has adopted policies and procedures designed to prevent information being shared between the division within Red Rocks Capital that manages these Indexes and the division that actively manages the Listed Private Equity Fund during the quarterly re-balancing process of the Indexes.

The Sub-Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

ALPS/WMC Value Intersection Fund

Compensation. Wellington Management receives a fee based on the assets under management of the Fund as set forth in the Sub-Advisory Agreement between Wellington Management and ALPS Advisors on behalf of the Fund. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information is as of the fiscal year ended April 30, 2010.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager is determined by the Portfolio Manager’s experience and performance in his role as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of the Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Fund is linked to the gross pre-tax performance of the Fund compared to the Russell 1000 Value Index over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

Conflicts of Interest with Other Accounts. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Fund’s manager listed in the prospectus who is primarily responsible for the day-to-day management of the Fund (“Portfolio Manager”) generally manages accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each account, including the Fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical objectives, strategies and/or holdings to those of the Fund. The Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, the Portfolio Manager may purchase the same security for the Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Because incentive payments paid by Wellington Management to the Portfolio Manager are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Manager. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Clough China Fund

Compensation. Portfolio manager compensation consists of a fixed salary, an employee benefits package, and a bonus. The salary is designed to be competitive with asset managers of similar size and investment focus. The portfolio manager’s bonus, which can be a significant portion of overall compensation, is determined annually by Clough Capital’s partners and is based partially on individual performance and partially on firm profitability.

Conflicts of Interest with Other Accounts. Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The Sub-Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Sub-Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Sub-Adviser and its affiliates.

The Sub-Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of April 30, 2010.

Portfolio Manager(s)	Dollar Range of Ownership of Securities
ALPS/Red Rocks Listed Private Equity Fund
Adam Goldman (Co-Portfolio Manager)	$50,001-$100,000
Mark Sunderhuse (Co-Portfolio Manager)	$0
ALPS/WMC Value Intersection Fund
Mammen Chally (Portfolio Manager)	$0
Clough China Fund
Francoise Vappereau (Co-Portfolio Manager)	$0
Erick Brock (Co-Portfolio Manager)	$50,001-$100,000

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 calendar days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and the administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents,

(ii)	U.S. corporations,

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source, or

(iv)

a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisors regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is each Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also each Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “Capital Gains Dividends.”

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the applicable Fund. In order for a change to be in effect for any dividend or distribution, it must be received by such Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the applicable Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnership;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more “qualified publicly traded partnerships” and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – such Fund would be subject to U.S. federal income tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, such a Fund may be required to pay an interest charge and a penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such a Fund may be required to recognize and pay U.S. federal income tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the effected Fund had been liquidated) or, alternatively, to be subject to U.S. federal income tax on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

Each Fund intends to distribute substantially all of its investment company taxable income and to distribute all net realized long-term capital gains for each taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular U.S. federal corporate income rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular U.S. federal corporate income tax rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the effected Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal, under current law, to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years. For these purposes, each Fund will be treated as having distributed any amount for which it is subject to U.S. federal income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, a Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the applicable Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both such Fund and its shareholders for taxable years beginning before January 1, 2011. No Fund expects a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares

(other than distributions, if any, designated by the Fund as “exempt-interest dividends”). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated generally as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, a Fund may elect to “mark-to-market” annually its investments in such entities, which will result in such Fund being treated as if it had sold and repurchased all its PFIC stock at the end of each year. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, an electing

Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. An electing Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by an electing Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

Each Fund that invests in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in such Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), such Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of such Fund’s non-U.S. tax paid. A shareholder’s ability to claim all or a part of a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income.

Financial Products

Each Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to such Fund, defer such Fund’s losses, cause adjustments in the holding periods of such Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of a Fund’s investments, such as certain option transactions as well as futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by such Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain U.S. federal income tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of such Fund as a regulated investment company.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between such Fund’s book income and taxable income. This difference may cause a portion of a Fund’s income distributions to constitute a return of capital or capital gain for U.S. federal income tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though such Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an effected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An effected Fund may realize gains or losses from such sales. In the event such Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each

Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

High-Risk Securities

Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that such Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

A Fund’s investments in REIT equity securities may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the applicable Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax on such income. A Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish such Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Recently Enacted Legislation

For tax years beginning after 2012, a 3.8% surtax will apply to net investment income of an individual taxpayer earning over $200,000 ($250,000 for a joint return). Net investment income will include interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a trade or business). Net investment income will be reduced by deductions properly allocable to such income.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in section 1471 of the Code) unless they agree to collect and disclose to the IRS information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisors concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of eleven separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approval of the Investment Advisory Contract and Management Contracts are matters to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. Union Bank, N.A. (the “Custodian”), located at 350 California Street, 6th floor, San Francisco, California 94104, serves as the custodian for the ALPS/WMC Value Intersection Fund. The Bank of New York Mellon (the “Custodian”), located at One Wall Street, New York, NY 10286, serves as the custodian for the ALPS/Red Rocks Listed Private Equity and Clough China Funds. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of ADI and the Adviser.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”) serves as the Trust’s independent registered public accounting firm. Deloitte provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte is located at 555 17th St. #3600, Denver, Colorado 80202.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Funds and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Funds may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

Each Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to each Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing each Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of each Fund’s shares and to the relative risks associated with the investment objectives and policies of each Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in each Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’ s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

A -1

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

A -2

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection

A -3

afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

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CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:  A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this

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category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has

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already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

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BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

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D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

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Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

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APPENDIX B

Red Rocks Capital LLC

Proxy Voting Policy, Procedures and Guidelines

March 15, 2010

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients. An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients. An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities. In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

i)	Policy Summary

ii)	Red Rocks Capital LLC (“RRC”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise. RRC will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request. Information regarding RRC’s proxy voting decisions is confidential. Therefore, the information may be shared on a need to know basis only, including within RRC. Advisory clients may obtain information on how their proxies were voted by RRC. However, RRC will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which RRC has authority to vote will, unless RRC determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by RRC to be in the best interest of RRC’s clients without regard to any resulting benefit or detriment to RRC or its affiliates. The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as RRC determines in its sole and absolute discretion. In the event a client believes that its other interests require a different vote, RRC will vote as the client clearly instructs, provided RRC receives such instructions in time to act accordingly.

RRC endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when RRC expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where RRC deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

RRC seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

RRC has established a Proxy Committee whose standing members will include senior investment management personnel, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst officer to act as a substitute in a given matter on their behalf. Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A) or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II. RRC’S INVESTMENT ASSOCIATES

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above. Information regarding RRC’s proxy voting decisions is confidential information. Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of RRC and within RRC on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures). A research analyst or portfolio manager must disclose to RRC’s Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix B to this policy). For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by RRC, an RRC affiliate, or a RRC associate that creates an incentive (or appearance thereof) to favor the interests of RRC, the affiliate, or associate, rather than the clients’ interests. For example, RRC may have a conflict of interest if either RRC has a significant business relationship with a company that is soliciting a proxy, or if an RRC associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company. A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence RRC’s decision on the particular vote at issue. In all cases where there is deemed to be a material conflict of interest, RRC will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by RRC’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an RRC investment associate believes that an exception to the guidelines may be in the best economic interest of RRC’s clients (collectively, “Proxy Referrals”), RRC may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if RRC or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest. RRC investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to RRC’s Chief Compliance Officer in writing (see Appendix B - “Conflicts of Interest Disclosure and Certification Form”). Compliance will consider information about RRC’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be excused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.	RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

2.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

☐	To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

☐	To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In the event that RRC determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

4.	Any potential conflict of interest should be reported on the Conflicts of Interest Disclosure Form (Appendix C).

IV.     PROXY VOTING GUIDELINES

A. RRC’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A (The RiskMetrics Group 2010 U.S. Proxy Voting Guidelines Summary) and in Appendix B (The RiskMetrics Group 2010 International Proxy Voting Guidelines Summary). RRC uses an independent, third-party vendor (currently RiskMetrics Group) to implement its proxy voting process as RRC’s proxy voting agent. In general, whenever a vote is solicited, RiskMetrics Group will execute the vote according to RRC’s Voting Guidelines (which generally follow ISS recommendations).

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines. In this situation, he or she will document why such proxy should be voted other than according to such Guidelines. If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s. The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals

For the following categories of proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will generally be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote. In general, RRC will refrain from voting such securities. However, in the exceptional circumstances that RRC determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines. The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.	RRC will use an independent, third-party vendor, to implement its proxy voting process as RRC’s proxy voting agent. This retention is subject to RRC continuously assessing the vendor’s independence from RRC and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with RRC’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and RRC’s clients, on the other hand. As means of performing this assessment, RRC will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	The proxy vendor will provide proxy analysis and record keeping services in addition to voting proxies on behalf of RRC in accordance with this Policy.

3.	On a weekly basis, RRC will send to the proxy vendor a holdings file detailing each equity holding held in all accounts over which RRC has voting authority.

4.	RRC will receive proxy material information from the proxy vendor. This will include issues to be voted upon, together with a breakdown of holdings for RRC accounts.

5.	Whenever a vote is solicited, the proxy vendor will execute the vote according to RRC’s Voting Guidelines which generally follow the ISS recommendations as set forth in Appendix A and Appendix B.
☐	If the proxy vendor is unsure how to vote a particular proxy, it will issue a request for voting instructions to RRC over a secure website. RRC personnel will check this website regularly.

6.

Each time that proxy vendor sends RRC a request to vote, the request will be accompanied by the recommended vote determined in accordance with RRC’s Voting Guidelines. The proxy vendor will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, the proxy vendor will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of RRC’s Taft Hartley or

Socially Responsible clients may impact a proposal that normally should be voted in a certain way.

7.	The proxy vendor will have procedures in place to ensure that a vote is cast on every security holding maintained by RRC on which a vote is solicited unless otherwise directed by the Proxy Committee. On a yearly basis, or as required by our clients RRC will receive a report from the proxy vendor detailing RRC’s voting for the previous period.

VI. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy. The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to RRC’s Chief Compliance Officer. Issues involving potential or actual conflicts of interest should be promptly communicated to Compliance or Legal. Compliance will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII. MONITORING

RRC’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process. The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of votes to ensure that the proxy vendor is accurately voting consistent with RRC’s Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner.

IX. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in RRC’s Form ADV. Upon receipt of a Client’s request for more information, RRC will provide to the Client a copy of this Policy and/or how RRC voted proxies for the Client pursuant to this Policy for up to a one-year period. It is RRC’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, RRC will not selectively disclose its investment company clients’ proxy voting records; rather, ALPS will disclose such information by publicly available annual filings. RRC will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th. RRC will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

☐	The name of the issuer of the security;

☐	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

☐	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

☐	The shareholder meeting date;

☐	A brief identification of the matter voted on;

☐	Whether the matter was proposed by the issuer or by a security holder;

☐	Whether the company cast its vote on the matter;

☐	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

☐	Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy. The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records include:

☐	Proxy Committee Meeting Minutes and Other Materials
☐	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations
☐	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms
☐	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years. Records must be retained in an appropriate office of RRC for the first three years.

Appendix A

The RiskMetrics Group 2010 U.S. Proxy Voting Guidelines Summary

(Incorporated by Reference)

Website Address:

http://www.riskmetrics.com/sites/default/files/RMG_2010_US_SummaryGuidelines20100225.pdf

*       Neither the Financial Investors Trust, the ALPS/Red Rocks Listed Private Equity Fund, ALPS Advisors, Inc. nor Red Rocks Capital LLC is responsible for, or endorses, any of the actual content of this particular website. Nothing from this website is incorporated by reference.

Appendix B

The RiskMetrics Group 2010 International Proxy Voting Guidelines Summary

(Incorporated by Reference)

Website Address:

http://www.riskmetrics.com/sites/default/files/RMG_2010_Intl_SummaryGuidelines.pdf

*       Neither the Financial Investors Trust, the ALPS/Red Rocks Listed Private Equity Fund, ALPS Advisors, Inc. nor Red Rocks Capital LLC is responsible for, or endorses, any of the actual content of this particular website. Nothing from this website is incorporated by reference.

Appendix C

Conflicts of Interest Disclosure Form

RED ROCKS CAPITAL LLC

PROXY VOTING CONFLICT

OF INTEREST DISCLOSURE FORM

1. Company name:

2. Date of Meeting:

3. Referral Item(s):

4. Description of RRC’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:

4.	Describe procedures used to address any conflict of interest:

Compliance will consider information about RRC’s significant business relationships, as well as other relevant information. The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter. Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform the Chair of the Proxy Committee. Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);
b.	Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.
c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers (1) proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC. Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.	RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

b.	By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee (including the chairperson) and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

☐	To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies. Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC. In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

☐	To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In general circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.

6. Describe any contacts from parties outside RRC (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION

The undersigned employee of RRC certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

WELLINGTON MANAGEMENT’S PROXY VOTING POLICIES AND PROCEDURES

Introduction     Upon a client’s written request, Wellington Management Company, llp (“Wellington Management”) votes securities that are held in the client’s account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management’s fiduciary obligation to act in the best economic interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long-term value of assets, our voting practices are also attentive to these issues and votes will be cast against unlawful and unethical activity. Further, Wellington Management’s experience in voting proposals has shown that similar proposals often have different consequences for different companies. Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, taking into account its effects on the specific company in question, and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best economic interest of its clients.

Following is a list of common proposals and the guidelines on how Wellington Management anticipates voting on these proposals. The “(SP)” after a proposal indicates that the proposal is usually presented as a Shareholder Proposal.

Voting Guidelines	Composition and Role of the Board of Directors

•Election of Directors:

Case-by-Case

We believe that shareholders’ ability to elect directors annually is the most important right shareholders have. We generally support management nominees, but will withhold votes from any director who is demonstrated to have acted contrary to the best economic interest of shareholders. We may also withhold votes from directors who failed to implement shareholder proposals that received majority support, implemented dead-hand or no-hand poison pills, or failed to attend at least 75% of scheduled board meetings.

•Classify Board of Directors: Against
We will also vote in favor of shareholder proposals seeking to declassify boards.

•Adopt Director Tenure/Retirement Age (SP): Against

• Adopt Director & Officer Indemnification: For
We generally support director and officer indemnification as critical to the attraction and retention of qualified candidates to the board. Such proposals must incorporate the duty of care.

• Allow Special Interest Representation to Board (SP): Against

• Require Board Independence: For

We believe that, in the absence of a compelling counter-argument or prevailing market norms, at least 65% of a board should be comprised of independent directors, with independence defined by the local market regulatory authority. Our support for this level of independence may include withholding approval for non-independent directors, as well as votes in support of shareholder proposals calling for independence.

• Require Key Board Committees to be Independent. For
Key board committees are the Nominating, Audit, and Compensation Committees.
Exceptions will be made, as above, in respect of local market conventions.

• Require a Separation of Chair and CEO or Require a For
Lead Director:

• Approve Directors’ Fees: For

• Approve Bonuses for Retiring Directors: Case-by-Case

• Elect Supervisory Board/Corporate Assembly: For

•Elect/Establish Board Committee: For

•Adopt Shareholder Access/Majority Vote on Election of Case-by-Case
Directors (SP):

We believe that the election of directors by a majority of votes cast is the appropriate standard for companies to adopt and therefore generally will support those proposals that seek to adopt such a standard. Our support for such proposals will extend typically to situations where the relevant company has an existing resignation policy in place for directors that receive a majority of “withhold” votes. We believe that it is important for majority voting to be defined within the company’s charter and not simply within the company’s corporate governance policy.

Generally we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a majority of votes outstanding (i.e., total votes eligible to be cast as opposed to actually cast) standard.

Management Compensation

•Adopt/Amend Stock Option Plans: Case-by-Case

•Adopt/Amend Employee Stock Purchase Plans: For

•Approve/Amend Bonus Plans: Case-by-Case

In the US, Bonus Plans are customarily presented for shareholder approval pursuant to Section 162(m) of the Omnibus Budget Reconciliation Act of 1992 (“OBRA”). OBRA stipulates that certain forms of compensation are not tax-deductible unless approved by shareholders and subject to performance criteria. Because OBRA does not prevent the payment of subject compensation, we generally vote “for” these proposals. Nevertheless, occasionally these proposals are presented in a bundled form seeking 162 (m) approval and approval of a stock option plan. In such cases, failure of the proposal prevents the awards from being granted. We will vote against these proposals where the grant portion of the proposal fails our guidelines for the evaluation of stock option plans.

•Approve Remuneration Policy: Case-by-Case

•Exchange Underwater Options: Case-by-Case

We may support value-neutral exchanges in which senior management is ineligible to participate.

•Eliminate or Limit Severance Agreements (Golden Case-by-Case
Parachutes): We will oppose excessively generous arrangements, but may support agreements structured to encourage management to negotiate in shareholders’ best economic interest.

•Shareholder Approval of Future Severance Agreements Case-by-Case

Covering Senior Executives (SP):

We believe that severance arrangements require special scrutiny, and are generally supportive of proposals that call for shareholder ratification thereof. But, we are also mindful of the board’s need for flexibility in recruitment and retention and will therefore oppose limitations on board compensation policy where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

•Expense Future Stock Options (SP): For

•Shareholder Approval of All Stock Option Plans (SP): For

•Disclose All Executive Compensation (SP): For

Reporting of Results

•Approve Financial Statements: For

•Set Dividends and Allocate Profits: For

•Limit Non-Audit Services Provided by Auditors (SP): Case-by-Case

We follow the guidelines established by the Public Company Accounting Oversight Board regarding permissible levels of non-audit fees payable to auditors.

•Ratify Selection of Auditors and Set Their Fees: Case-by-Case
We will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest.

•Elect Statutory Auditors: Case-by-Case

•Shareholder Approval of Auditors (SP): For

Shareholder Voting Rights

•Adopt Cumulative Voting (SP): Against
We are likely to support cumulative voting proposals at “controlled” companies (i.e., companies with a single majority shareholder), or at companies with two-tiered voting rights.

•Shareholder Rights Plans Case-by-Case

Also known as Poison Pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. However, these plans also may be misused to entrench management. The following criteria are used to evaluate both management and shareholder proposals regarding shareholder rights plans.

– We generally support plans that include:

– Shareholder approval requirement

– Sunset provision

– Permitted bid feature (i.e., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).

Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank check preferred shares (see below).

•Authorize Blank Check Preferred Stock: Case-by-Case

We may support authorization requests that specifically proscribe the use of such shares for anti-takeover purposes.

•Eliminate Right to Call a Special Meeting: Against

•Increase Supermajority Vote Requirement: Against
We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

•Adopt Anti-Greenmail Provision: For

•Adopt Confidential Voting (SP): Case-by-Case
We require such proposals to include a provision to suspend confidential voting during contested elections so that management is not subject to constraints that do not apply to dissidents.

•Remove Right to Act by Written Consent: Against

Capital Structure

•Increase Authorized Common Stock: Case-by-Case

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold.

•Approve Merger or Acquisition: Case-by-Case

•Approve Technical Amendments to Charter: Case-by-Case

•Opt Out of State Takeover Statutes: For

•Authorize Share Repurchase: For

•Authorize Trade in Company Stock: For

•Approve Stock Splits: Case-by-Case
We approve stock splits and reverse stock splits that preserve the level of authorized, but unissued shares.

•Approve Recapitalization/Restructuring: Case-by-Case

•Issue Stock with or without Preemptive Rights: Case-by-Case

•Issue Debt Instruments: Case-by-Case

Social Issues

•Endorse the Ceres Principles (SP): Case-by-Case

•Disclose Political and PAC Gifts (SP): Case-by-Case
We generally do not support imposition of disclosure requirements on management of companies in excess of regulatory requirements.

•Require Adoption of International Labor Organization’s Case-by-Case Fair Labor Principles (SP):

•Report on Sustainability (SP): Case-by-Case

Miscellaneous

•Approve Other Business: Against

•Approve Reincorporation: Case-by-Case

• Approve Third-Party Transactions: Case-by-Case

Dated: July 6, 2010

APPENDIX B

CLOUGH CAPITAL’S PROXY VOTING POLICIES AND PROCEDURES

Procedure Name:	Proxy Voting Procedures & Proxy Voting Guidelines
Related Policy:	Proxy Voting
Effective Date	June 15, 2004, revised December 12, 2008
Responsible Person:	Proxy Voting Administrator
Detailed Procedures:

1.0 Proxy Voting in General

Proxy votes for client accounts of Clough Capital will be handled by the Proxy Voting Administrator (typically an intern), who will gather all required proxy votes, vote them according to the attached guidelines (Appendix A), prepare the information required in order for ALPS to make the required filings for the mutual fund, and then store them in the Proxy Voting Files for the required period of time. For issues not addressed by the Proxy Voting Guidelines, or for those issues where a determination is made by one of the persons listed in section 4.0 that a vote according to the established Guidelines would not be in the economic interest of a client account, the Proxy Voting Administrator will refer the matter to the Compliance Committee for resolution.

2.0 Proxy Voting Administrator

The duties of the Administrator will include the following:

•       Gather proxies sent to Clough Capital for each of the securities held by a client account or fund

•       Log on to the Proxy Edge system (www.proxyedge.com) to vote the proxies

•       Log each proxy into tracking spreadsheet (Appendix B) with all required information listed in section 3.0

•       Compare the proxy proposals against the Proxy Voting Guidelines & vote all that can be voted based on guidelines

•       Submit proxies that are not addressed in the Guidelines to PM’s/Analysts for their opinion

•       Update tracking spreadsheet for votes cast

•       Store original proxy and how voted in the Proxy Voting Files

•       Summarize for the mutual fund at end of year (June 30th) and send to ALPS to complete the
Form N-PX for filing with SEC by August 31st (this may also be done by the Compliance Associate)

3.0 Proxy Voting Record Required

The following information must be recorded and saved by the Administrator for each proxy vote of each security:

•       Name of the issuer of the portfolio security

•       Exchange ticker symbol of the portfolio security

•       CUSIP for the portfolio security (if available)

•       Shareholder meeting date

•       Brief identification of matter voted on

•       Whether the matter is proposed by issuer or a security holder

•       Whether fund cast its vote on the matter

•       How the fund cast its vote (for/against/abstain)

•       Whether fund cast its vote for or against the management position on the issue

This information is required to be filed with the SEC electronically via Form N-PX for all registered investment companies (mutual funds) no later than August 31 for the most recent 12 month period ended June 30. This will be done by the fund’s administrator, ALPS Fund Services, for the mutual funds sponsored by Clough Capital, but ALPS will need this information from Clough. The information also needs to be sent to ALPS so it is available upon request by shareholders.

4.0 Contradiction to Proxy Voting Guidelines

For the proxy issues outlined in the attached Proxy Voting Guidelines, the Clough Capital voting position will generally be as listed, unless an analyst, trader, or Partner of the firm believes that voting a particular proxy in accordance with the stated guideline would not be in the best economic interests of a client account, in which case that person should bring the matter to the attention of the Proxy Voting Administrator. The Administrator will then refer the matter to the Compliance Committee for resolution. Votes in contradiction to the established Proxy Voting Guidelines will be documented in an appropriate memo to file.

4.1 Votes on Issues not listed in the Proxy Voting Guidelines

If a proxy vote is received and the Proxy Voting Administrator cannot find the particular issue to be voted on the Proxy Voting Guidelines, then the Administrator must summarize the issue and then bring it to the attention of the analyst covering that industry and the relevant portfolio manager for consideration. Once there has been determination made as to how to vote the issue, the analyst should update the Proxy Voting Guidelines for guidance on future, similar issues.

5.0 Record Keeping Requirements

Clough Capital must keep accurate books and records, including those relating to proxy voting. The records that must be maintained in accordance with the Record Keeping Policy are listed under Records Produced below. The Proxy Voting Administrator will be responsible for ensuring that the records listed are maintained.

Records Produced:

•       Proxy statements received regarding client securities

•       Records of votes cast on behalf of clients (Proxy Voting Tracking Spreadsheet)

•       Information gathered for the filing of Form N-PX

•       Form N-PX filed by August 31st of each year for preceding year ended June 30th

•       Records of client requests for proxy voting information

•       Any documents prepared by Clough Capital that were material to making a decision how to vote or that memorialized the basis for the decision

Evidence of Supervision:

On a quarterly basis, the Compliance Officer will examine the proxy voting files and ensure that all proxies were voted in accordance with the Policy and documented accordingly, including any votes that presented a potential or actual conflict of interest. This information will be supplied to the Fund CCO as part of the Quarterly Compliance Certification.

Record Keeping:	Records will be maintained for 2 years on site and 3 years offsite, except for records for registered mutual funds, which will be maintained for 2 years on site and 4 years offsite.

Appendix A

Proxy Voting Guidelines

For the following proxy issues, the Clough Capital voting position will generally be as listed, unless an analyst, trader, or Partner of the firm believes that voting a particular proxy in accordance with the stated guideline would not be in the best economic interests of a client account, in which case that person should bring the matter to the attention of the Proxy Voting Administrator. The Administrator will then refer the matter to the Compliance Committee for resolution as outlined in the Proxy Voting Procedures.

Category of Issue	Issue	Clough Position	Rationale/Reasoning
Board of Directors	Election of Directors	Support Management Recommendations	Where no corporate governance issues are implicated
	Changes in Board of Directors (removals of directors; filling of vacancies; fixing size of board)	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Classified Board; Liability of Board; Qualification of Directors)	Generally Support Management Recommendations	So long as in best economic interests of clients

Capital Structure	Increase in common stock	Support Management Recommendations	Management in best position to know if best for company
	Reclassification of common stock	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Additional Shares; Stock Splits; Repurchases, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients

Corporate Governance	Addition or amendment of indemnification provisions in company’s charter or by-laws	Support Management Recommendations	Management in best position to know if best for company
	Other issues (e.g. Confidential Voting; Cumulative Voting; Supermajority Requirements)	Generally Support Management Recommendations	So long as in best economic interests of clients

Compensation	Compensation of Outside Directors	Support Management Recommendations	Management in best position to know if best for company
	Other Issues (e.g. Executive/Director stock option plans; Employee Stock Option Plans; Option Expensing)	Generally Support Management Recommendations	So long as in best economic interests of clients

Anti-Takeover Provisions	Shareholder rights plans (“Poison Pills”) (shareholder approval of or ratification of these types of plans)	Generally Support Management Recommendations	So long as in best economic interests of clients
	Other Issues (e.g. Reincorporation plans; Fair-Price Proposals, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients

Mergers & Acquisitions	Special corporate transactions (takeovers; spin-offs; sales of assets; reorganizations; restructurings; recapitalizations)	Generally Support Management Recommendations	So long as in best economic interests of clients

Social & Political Issues	Labor & human rights (global codes of conduct; workplace standards)	Generally Support Management Recommendations	Generally best not to impose these issues from the outside
	Other Issues (e.g. Environmental issues; Diversity & Equality; Health & Safety; Government/Military)	Support Management Recommendation	Generally best not to impose these issues from the outside

Miscellaneous Items	Selection of Independent Auditors	Support Management recommendation	Management in best position to know if best for company
	Other Issues (e.g. Limitation of non-audit services provided by independent auditors; Audit Firm Rotation; Bundled Proposals, etc.)	Generally Support Management Recommendations	So long as in best economic interests of clients

August 31, 2010

STATEMENT OF ADDITIONAL INFORMATION

Name of Fund	Ticker
	Class A	Class C (not yet launched)	Class I
ALPS/GNI Long-Short Fund	AGLSX	N/A	ALSIX

P.O. Box 44386

Denver, CO 80201

The ALPS/GNI Long-Short Fund (the “Fund”) is a non-diversified investment portfolio of Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust.

This Statement of Additional Information (“SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated August 31, 2010, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at 866.759.5679. The Trust’s most recent Annual Report is incorporated by reference into this SAI and can be obtained free of charge by calling the toll-free number printed above.

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objectives of the ALPS/GNI Long-Short Fund (the “Fund”), as well as the strategies it employs to achieve those objectives. The Fund is a non-diversified portfolio of Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust on November 30, 1993. The discussion below supplements the information set forth in the Prospectus under “Investment Objective and Principal Investment Strategies” and “More on the Fund’s Investments and Related Risks.” References herein to the manager shall mean ALPS Advisors, Inc. (the “Adviser” or “AAI”) or its designee, GNI Capital, Inc. (the “Sub-Adviser” or “GNI Capital”).

The Fund seeks to achieve long-term capital appreciation, with an added emphasis on the preservation of capital during unfavorable market conditions.

The Fund will, under normal circumstances, pursue its investment objective by taking both long and short positions in domestic and foreign equity securities, including issuers located in emerging markets, without any bias towards any particular style, sector or market capitalization.

The Sub-Adviser believes that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. The Sub-Adviser’s investment process begins with a thorough, top-down analysis of the macro environment for equities that it accomplishes through the examination of various macroeconomic factors that have historically shown to impact stock market returns. Next, the Sub-Adviser uses a quantitative screening process to objectively identify the most favorable industry groups at that time for long candidates and the least favorable industry groups for short candidates.

The Fund buys long securities that the portfolio managers believe will go up in price and sells short securities the portfolio managers believe will go down in price or will underperform existing long positions while mitigating certain risk factors. The Sub-Adviser’s individual security selection is the result of a rigorous evaluation of a company’s fundamentals and various valuation measures. The portfolio managers attempt to identify future catalysts that could lead to a systemic change in a company’s business or in its valuation. Change can come in many varieties, including, for example, company-specific catalysts like new product launches, new management teams, or geographic expansion. The portfolio managers will target short positions in companies experiencing adverse changes such as a degradation of competitive position, loss of a key product, changes in financial condition, declining growth rates, or share prices that reflect unrealistic expectations of the company’s future opportunities. The Fund may sell a long holding or cover a short position if, among other things, the company fundamentals fail to meet the portfolio managers’ expectations, catalysts for change within the company are realized, the portfolio managers believe that the broad market might experience a large directional move, or if the portfolio managers find a better investment opportunity.

The allocation between long and short positions is an important element of the investment process. The Fund does not intend to be market neutral and anticipates that it normally will hold

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a higher percentage of its assets in long positions than short positions (i.e., the Fund will be “net long”), though this may not always be the case depending on market conditions.

The Fund may hold significant short positions or significant positions in cash or cash equivalents when the Sub-Adviser may believe the investment climate is, or will become, unfavorable for equity securities. During such periods when the Sub-Adviser perceives the investment climate to be unfavorable, the Sub-Adviser may also attempt to hedge the Fund’s portfolio by using stock index futures, options on stock market indexes or options on individual securities.

To manage its net exposure between long and short positions, the Fund may take long and short positions in instruments that provide exposure to the equity markets, including exchange-traded funds, options, futures and other index-based instruments.

A short position is one where the Fund has sold at the current market price a security that it does not own in anticipation of a decline in the market value of the security. To complete a short sale, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium to the lender, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will designate liquid assets it owns (other than the short sale proceeds) as segregated assets in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner will be increased or decreased each business day equal to the change in market value of the Fund’s obligation to purchase the security sold short. If the lending broker requires the Fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The Fund believes that short sale obligations that are covered, either by an off setting asset or right (acquiring the security sold short or having an option to purchase the security sold short at exercise price that covers the obligation), or by the Fund’s segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund’s borrowing restrictions. This requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. The Fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, the Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

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The Fund may borrow money from banks to the extent permitted by the 1940 Act, including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered “senior securities” (generally borrowings other than for temporary or emergency purposes). This allows the Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund’s short sales and related margin requirements may reduce the ability of the Fund to borrow money.

Within the parameters of its specific investment policies, the Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

Within the parameters of its specific investment policies, the Fund may invest its assets in derivatives. The Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.

Equity Securities. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. The Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts, or limited partnership interests.

Foreign Securities. The Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States including issuers located in emerging markets. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities. The Fund may invest in options, futures, forwards, swap agreements participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Exchange Traded Funds. The Fund may invest in shares of exchange traded funds (“ETFs”) and other similar instruments if the investment manager chooses to adjust the Fund’s exposure to the general market or industry sectors and to manage the Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit the Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent

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beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge the Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Portfolio Turnover. The Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the portfolio manager believes that the sale is in the best interest of the Fund (for example, if the portfolio manager believes an alternative investment has greater growth potential. This activity will increase the Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of the Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary income tax rates.

Cash Position. The Fund may not always stay fully invested in stocks or bonds. For example, when the portfolio manager believes that market conditions are unfavorable for profitable investing, or when he is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if the Fund remained more fully invested in stocks or bonds.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which the Fund may invest or investment strategies in which it may engage, and the Fund may invest in instruments and securities and engage in strategies other than those listed below.

Equity Investments

The Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile

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than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stock of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally.

Common stocks of companies that a manager believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the manager’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the manager has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks a manager believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the manager has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. The Fund’s investment process is not biased towards growth or value.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common

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stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50, 000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (1) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; (4) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The investment manager will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or

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other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of the Fund’s shares could also be adversely affected. If such disruptions were to occur, the Fund could be required to reconsider the use of ETFs as part of its investment strategy.

The Fund will limit its aggregate investments in ETFs and other similar instruments (i.e., its long positions in ETFs and similar instruments). The Fund will not invest in an ETF (or similar instrument) or enter into a transaction in a stock option if, as a result of such purchase or transaction, the aggregate “long” exposure relating to these investment positions would exceed 25% of the Fund’s net assets. If, as a result of market movements, these investment positions represent more than 30% of the value of the Fund’s net assets, the investment manager will reduce the Fund’s positions in an orderly manner, and as soon as practicable, to not more than 30% of the Fund’s net assets.

Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs. The Fund does not purchase shares of “managed” ETFs.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Market Risk

The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably.

Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or

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increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity securities generally have greater price volatility than fixed income securities.

Derivatives

The Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the U.S. Commodity Futures Trading Commission (the “CFTC”); however, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps, floors, and collars, entering into equity swaps, caps, and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the investment manager’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the manager determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

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Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of the Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Currency Transactions

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies, or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the manager believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.

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If the Fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The manager expects that the Fund’s futures transactions will generally include transactions (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). The Fund may use futures contracts and related options for hedging purposes and for investment purposes. The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. The Fund will designate assets with respect to futures

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contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts

The Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a fund owns bonds, and interest rates are expected to increase, the fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the investment manager expects that interest rates may decline, the Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, the Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. The Fund might not be able to close out certain positions without incurring substantial losses. To the extent the Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

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Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

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The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option

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market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options; (2) restrictions on transactions imposed by an exchange; (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (4) interruption of the normal operations of the OCC or an exchange; (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

The Fund reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the manager expects general stock market prices to rise, the Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

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Options on Currencies

The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts

The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be affected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions

The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. The Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by the Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest

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rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

The Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If the Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the manager deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the manager based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. The effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. The Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

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Credit Default Swaps

The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders’ positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules are in effect from January 22, 2009 until November 30, 2010. In March 2009 the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. Nine banks and brokers, including Deutsche Bank AG, JPMorgan Chase & Co., and Barclays PLC, committed to start using one or more clearinghouses within the 27-nation region by the end of July 2009. The clearinghouse(s) will be funded by their members. In response to these developments, in March 2009 the Financial Industry Regulatory Authority (“FINRA”) proposed a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA’s pilot program is set to expire November 10, 2010.

Indexed Securities

The Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-

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term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the manager’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts

Use of many derivatives by the Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by the Fund, for example, will require the Fund to hold the securities subject to the call

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(or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by the Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by the Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. The Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors; (2) lesser availability of data on which to make trading decisions than in the United States; (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (5) lower trading volume and liquidity.

Short Sales

The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the

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security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that the Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Sub-Adviser determines to be liquid in accordance with procedures established by the Board of Trustees (the “Board”) and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. Because the Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss, for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

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In addition, although the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation

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accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the “1940 Act”) limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Non-U.S. Subcustodians

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such

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countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings

The securities in which the Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in the Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse tax implications as described under “Taxes.”

The Sub-Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The manager will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the manager’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the manager will evaluate the relative value of an investment compared with its perceived credit risk. The Fund’s ability to achieve its investment objective may be more dependent on the manager’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Emerging Market Countries

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and the Fund, as well as the value of securities in the Fund.

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Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Fixed Income Securities

The Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

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Mortgage-Related And Other Asset Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United

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States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the

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same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage

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loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities

Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on

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which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to the Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations

The Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include,

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among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage “Dollar Roll” Transactions

The Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, the Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. The Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently intend to enter into mortgage dollar roll transactions that are accounted for as financing.

Consistent with the Fund’s investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

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Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

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High Yield Securities

The Fund may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. The Fund’s achievements of its objective may be more dependent on the manager’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in the Fund’s portfolio. These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of such the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

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High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. The Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which the Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit

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and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. The Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

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Floating and Variable Rate Instruments

The Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which the Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by the Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by the Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

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Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Loan Participations and Assignments

The Fund may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the

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participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

The Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Money Market Instruments/Securities

The Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Restricted Securities and Securities With Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Fund’s Board or by the manager pursuant to guidelines established by the Board. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

The Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under

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these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

U.S. Government Securities

The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the manager is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government securities. Therefore, the securities would generally be neither the securities issued nor guaranteed by the U.S. Treasury. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities

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may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER PRACTICES

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money

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borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written over-the-counter options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

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To the extent that liquid assignments and loan participations that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The manager, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the manager believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the

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purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The manager monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever the Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund.

INVESTMENT LIMITATIONS

The following is a description of restrictions on the investments to be made by the Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or SAI and not designated as fundamental, are not fundamental policies and may be changed by the Fund’s Board. The

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percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

The Fund may not:

*(1) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government and its agencies and instrumentalities);

*(2) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

*(3) Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(4) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(5) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

*(6) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

*(7) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (7) shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under current pronouncements, certain fund positions are excluded from the definition of “senior security” so long as the fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

In addition, it is contrary to the Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s total net assets (based on current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct their operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933

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(the “Securities Act”) and certain commercial paper, that the manager has determined to be liquid under procedures approved by the Board.

Master/Feeder Structure

In lieu of investing directly, the Board may consider whether the Fund’s investment objective would be furthered by converting to a master/feeder structure, pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a master/feeder structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in the Fund. In addition, a master/feeder structure may serve as an alternative for large, institutional investors in the Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure. No assurance can be given, however, that the master/feeder structure will result in the Fund stabilizing its expenses or achieving greater operational efficiencies.

The Fund’s methods of operation and shareholder services would not be materially affected by the investment in another investment company (“Master Fund’) having substantially the same investment objective and policies as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets. If the Fund invested all of its assets in a Master Fund, it would hold beneficial interests in the Master Fund and the Master Fund would directly invest in accordance with the objectives and policies described for the Fund. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw the Fund’s investment from a Master Fund at any time it determines that it would be in the best interest to shareholders to do so. The Fund would then resume investing directly in individual securities of other issuers or invest in another Master Fund.

If the Board determines that a conversion to a master/feeder structure is in the best interest of the Fund’s shareholders, it will consider and evaluate specific proposals prior to the implementation of the Fund’s conversion and its shareholders would be notified in advance of any such conversion.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the manager in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short- term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “Portfolio Transactions and Brokerage” in this SAI.

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For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the manager deem it advisable to purchase or sell securities.

The following table summarizes the portfolio turnover rate for the Fund for the period November 2, 2009 to April 30, 2010.

Fund Name	For the period November 2, 2009 to April 30, 2010
ALPS/GNI Long-Short fund	250%

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by the Fund. The disclosure policy currently authorizes quarterly dissemination of full holdings of the Fund with a sixty (60) calendar day lag. However, the policy and procedures set forth above do not prevent the sharing of the Fund’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that are required by law;

(2) Disclosures necessary for service providers, which includes but are not limited to the Adviser, Sub-Adviser, administrator, custodian, accounting agent, technology providers or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Fund to perform legitimate business functions for the benefit of the Trust;

(3) Disclosures necessary for rating agencies to assess applicable fund ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting or other transactions in portfolio securities;

(5) Disclosures to the Fund’s or service providers’ regulatory authorities, accountants or counsel; and

(6) Disclosures to the Sub-Adviser of the Fund of compiled data concerning accounts managed by the Adviser or Sub-Adviser.

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The full holdings of the Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarter will be filed in
Form N-Q; and (iii) portfolio holdings as of the end of each six-month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

Partial portfolio holdings information will only be provided to the public and third parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the portfolio holdings information except for full portfolio holdings.

The Board will periodically review the list of entities that have received holdings of the Fund to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of the Fund’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its Service Providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of the Fund’s holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings	Information Lag	Date of	Date Provided
ALPS Advisors, Inc. (Adviser)	Daily	None	Daily	Daily

GNI Capital, Inc. (Sub- Adviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

Bank of New York Mellon (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

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FactSet Research Systems Inc.	Daily	None	Daily	Daily

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the portfolio securities. These policies and procedures are designed to protect the confidentiality of the portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

Disclosure of the portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Sub-Adviser or to the Fund’s custodian, transfer agent, administrator and principal underwriter. In addition, to the extent permitted under applicable law, the Sub-Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the manager believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of the Fund or the Chief Executive Officer of the Sub-Adviser determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Sub-Adviser shall have primary responsibility for ensuring that the portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Sub-Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the manager. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Sub-Adviser. Particularly when investing in less liquid or illiquid securities, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Sub-Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the manager’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for the Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for the Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Fund, the Sub-Adviser will seek the best price and execution of the Fund’s orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed

48

below. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by the Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or subadvisers of investment companies and other institutional investors from time to time receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives services from many broker-dealers with which the Sub-Adviser places the Fund’s portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by the Fund is not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Fund’s portfolio transactions may be useful to the Sub-Adviser in providing services to the Sub-Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Fund. Conversely, research and brokerage services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Fund, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), a Sub-Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Sub-Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

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The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Sub-Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The table below shows the brokerage commissions paid by the Fund for the period indicated:

For the Period November 2, 2009 (Inception) to April 30, 2010
ALP/GNI Long-Short Fund	$163,033

For the period November 2, 2009 (inception) through April 30, 2010, there were no ttransactions identified for execution primarily on the basis of research and other services provided to the Fund or any associated commissions.

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”), will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into three share classes – Class A shares, Class C shares and Class I shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are

50

allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Trustees in such manner as they determine to be fair and equitable.

Purchase of Shares

The following table lists the sales charges that will be applied to your share purchase, subject to the breakpoint discounts indicated in the tables and described below.

Purchase Amount	Class A (Sales Charge)	Class C (Sales Charge)	Class I (Sales Charge)
Less than $50,000	5.50%	None**	None

$50,000 but less than $100,000	4.50%	None**	None

$100,000 but less than $250,000	3.50%	None**	None

$250,000 but less than $500,000	2.50%	None**	None

$500,000 but less than $1 million	2.00%	None**	None

$1 million or greater	0.00%*	None**	None

* A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months after a purchase in excess of $1 million.

** A contingent deferred sales charge of 1.00% may apply to shares redeemed within 12 months.

Dealer Commissions and Compensation

Class A Shares

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more; purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees; and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $10 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $4 million, 0.50% on amounts of at

51

least $4 million but less than $10 million and 0.25% on amounts of at least $10 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $4 million (but less than $10 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of 0.50%.

Class C Shares

ADI may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C shares.

Other Information

The minimum initial investments of the Fund are set forth in the Prospectus. Subsequent purchases may be made in any amount.

Subsequent investments may be made at any time by mailing a check to the Fund’s Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 866.759.5679 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

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If you have held all or part of your shares in the Fund for at least seven days, you may exchange those shares for shares of the same class of any of the following funds (each, an “ALPS-Advised Fund”), if such ALPS-Advised Fund is available for sale in your state and meets the investment criteria of the investor:

Jefferies Asset Management Commodity Strategy Allocation Fund	RiverFront Moderate Growth Fund
ALPS/Red Rocks Listed Private Equity Fund	RiverFront Long-Term Growth & Income Fund
Clough China Fund	RiverFront Moderate Growth & Income Fund

If you are an existing shareholder of the Fund or of an ALPS-Advised Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus.

Before effecting an exchange, you should read the Prospectus for the fund into which you are exchanging.

An exchange represents the sale of shares from one fund and the purchase of shares of another fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax-deferred account. Transfers between classes of a Fund are generally not considered a taxable transaction for U.S. federal income tax purposes.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write a Fund for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of

53

redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption Fees. If you sell your shares of the Fund after holding them 90 calendar days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the respective Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves such Fund; and (iii) redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;

•	Redemptions related to death or due to a divorce decree;

•	Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or

54

death, return of excess contribution amounts and redemptions related to payment of custodian fees; and

•

Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Contingent Deferred Sales Charge (“CDSC”). Class A share purchases in excess of $1 million and any Class C share purchases may be charged a CDSC of 1% if those shares are redeemed within 12 months of initial purchase. The Fund may waive the imposition of a CDSC on redemption of Fund shares under certain circumstances and conditions, including without limitation, the following:

•

Redemptions following the death or permanent disability (as defined by Section 72(m)(7) of the Code) of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability: and

•

Required minimum distributions from a tax-deferred retirement plan or an individual retirement account (IRA) as required under the Code. The waiver of the CDSC for required distributions will be as a percentage of assets held in the Fund.

If you think you may be eligible for a CDSC waiver, contact your financial intermediary. You must notify the Fund prior to the redemption request to ensure your receipt of the waiver.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

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In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 866.759.5679. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. The Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by the Fund. Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. The Fund may require personal identification codes.

Rule 12b-1 Plans

As described in the Prospectus, the Fund has adopted a Rule 12b-1 plan for each of the Class A shares and Class C shares (each, a “Plan”, and collectively, the “Plans”). Pursuant to Rule 12b-1 under the 1940 Act, the Plans (together with the Distribution Agreement) were approved by the Fund’s Board, including a majority of the Trustees who are not interested persons of the Fund (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plans or the Distribution Agreement. The principal types of activities for which payments under the Plans may be made include payments relating to promoting the sale of Class A and Class C shares, reducing redemptions of Class A and Class C shares, or maintaining or

56

improving services provided to shareholders of Class A and Class C shares by investment brokers or dealers, plan administrators and other persons. Payments under the Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing charges. The Trust believes that the Plans may benefit the Trust by increasing net sales of the Fund (or reducing net redemptions), potentially allowing the Fund to benefit from economies of scale.

The Plans may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund. The Plans may be amended by vote of the relevant Trustees, including a majority of the relevant Independent Trustees, cast in person at a meeting called for that purpose. Any change in the Plans that would materially increase the fees payable thereunder by the relevant class of shares of the Fund requires approval by a vote of the holders of a majority of such shares outstanding. The Fund’s Trustees review quarterly a written report of such costs and the purposes for which such costs have been incurred.

The Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Independent Trustees of the Trust who have no financial interest in the operation of the Plans and (ii) by the vote of a majority of the entire Board cast in person at a meeting called for that purpose. If the Fund is closed to new investors, the payment of any fees pursuant to the Plans will terminate.

Shareholder Services Plan for Class C Shares

The Fund has adopted a shareholder services plan (a “Shareholder Services Plan”) with respect to the Fund’s Class C shares. Under the Shareholder Services Plan, the Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares of the Fund attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of its Board . The Board approves all significant agreements between the Fund and the persons or companies that furnish services to the Fund, including agreements with its distributor, Adviser, Sub-Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Fund’s Adviser, Sub-Adviser and administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Fund are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

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INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**

Mary K. Anstine, age 69	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	27	Ms. Anstine is a Trustee of ALPS ETF Trust (10 funds); Financial Investors Variable Insurance Trust (5 funds); ALPS Variable Insurance Trust (1 fund); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).

John R. Moran, Jr., age 80	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7,	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently,	11	None.

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Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
		2009.	Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.

Jeremy W. Deems, age 33	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.	22	Mr. Deems is a Trustee of ALPS ETF Trust (10 funds); ALPS Variable Insurance Trust (1 fund); and Reaves Utility Income Fund (1 fund).

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Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
Jerry G. Rutledge, age 66	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	11	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).

Michael “Ross” Shell, age 39	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University	11	None.

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Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
with a degree in Political Science.

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INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past Five Years**

Edmund J. Burke, age 49	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is President of the Reaves Utility Income Fund (since 2004); Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee	15	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

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since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

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OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

Jeremy O. May, age 40	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Executive Vice President and Director of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

JoEllen L. Legg, age 48	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of the Board of Trustees.	Ms. Legg joined ALPS in October 2007 and is currently Vice President and Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed

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Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**

an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of Transparent Value Trust and Assistant Secretary of the Stone Harbor Investment Funds and WesMark Funds.

Ted Uhl, age 35	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act.

Kimberly R. Storms, age 38	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.

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Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Monette R. Nickels, age 39	Tax Officer	Ms. Nickels was elected Tax Officer of the Trust at the December 8, 2009 meeting of the Board of Trustees.	Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS Variable Insurance Trust, ALPS ETF Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Clough Global Equity Fund and Financial Investors Variable Insurance Trust.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors or GNI Capital provides investment advisory services.

Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 21, 1997. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-President and Chief Financial Officer. Prior to co-founding Green Alpha

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Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

John R. Moran, Jr.

Mr. Moran has been an Independent Trustee of the Trust since March 21, 1997. Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business, financial services, and accounting experience.

Jerry G. Rutledge

Mr. Rutledge has been an Independent Trustee of the Trust since August 7, 2009. Mr. Rutledge is the President and owner of Rutledge’s Inc., an upscale men’s clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the CU Board of Regents from 1995 to 2007 and currently serves on the Board of American National Bank. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business experience.

Michael “Ross” Shell

Mr. Shell has been an Independent Trustee of the Trust since August 7, 2009. In 2008, Mr. Shell founded Red Idea, LLC, a strategic consulting/early stage venture firm, for which he currently serves as CEO. From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency, during which time he also served as Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, he worked as a business strategy consultant, he was on the Global Client Services team of IDEO, and he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Edmund J. Burke

Mr. Burke has been an Interested Trustee of the Trust since August 7, 2009. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and currently serves as its Chief Executive Officer and Director. He is also a Director of ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., the Fund’s principal underwriter, and FTAM Distributors, Inc. Mr. Burke has over 20 years of financial services and investment management experience. Before

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joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, five of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Edmund J. Burke, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the Board from time to time. The Board has determined not to appoint a lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets, the services provided by the funds’ service providers, the formal and informal functions of the various Independent Trustees both during and between Board meetings, the existence of the Trust for over 15 years and the long board service of some of the Independent Trustees, which in some cases date back to the inception of the Trust.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

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None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman), Moran, Rutledge and Shell. The Audit Committee met three times during the fiscal year ended April 30, 2010.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems, Moran, Rutledge and Shell. The Nominating and Corporate Governance Committee of the Board met two times during the fiscal year ended April 30, 2010.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

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As of December 31, 2009, the dollar range of equity securities in the Fund beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Edmund J. Burke	None	None

As of December 31, 2009, the dollar range of equity securities in the Fund beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Mary K. Anstine	None	None

Jeremy W. Deems	None	None

John R. Moran, Jr.	None	None

Jerry G. Rutledge	None	None

Michael “Ross” Shell	None	None

Remuneration of Trustees. The Independent Trustees of the Trust receive an annual fee in the amount of $10,000 and an additional $1,500 for attending each Board meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended April 30, 2010, the Independent Trustees received the following compensation:

Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*

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Mary K. Anstine	$16,000.00	$0	$0	$57,500

Jeremy W. Deems	$16,000.00	$0	$0	$47,500

John R. Moran, Jr.	$16,000.00	$0	$0	$16,000

Jerry G. Rutledge	$11,837.00	$0	$0	$11,837

Michael “Ross” Shell	$11,837.00	$0	$0	$11,837

* The Fund Complex includes all series of the Trust and any other investment companies for which ALPS Advisors, Inc. or GNI Capital, Inc. provides investment advisory services.

No officer, trustee or employee of the manager or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

ALPS Advisors, Inc. (the “Adviser”), a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser commenced business operations in December 2006 upon the acquisition of an existing investment advisory operation and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 1290 Broadway, Suite 1100, Denver, CO 80203.

Located in Denver, Colorado, ALPS Holdings was founded in 2005 and assumed the business of ALPS Financial Services, which was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings and its affiliates provide fund administration services to funds with assets in excess of $54.7 billion and distribution services to funds with assets of more than $221 billion.

The Adviser has delegated daily management of Fund assets to GNI Capital, Inc. (the “Sub-Adviser” or “GNI Capital”), who is paid by the Adviser and not the Fund. The Sub-Adviser is engaged to manage the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. GNI Capital is an independently-operated, distinct investment management division of Centillion Partners, Inc., a financial services holding company. GNI Capital is a long/short equity investment management firm that provides investment management services to institutional clients including mutual fund sponsors, trust companies, investment advisory firms, corporate retirement plans and family offices, as well as high-net worth investors. The Sub-Adviser’s principal address is 124 Verdae Boulevard, Suite 504, Greenville, South Carolina 29607.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Fund pays the Adviser an annual management fee of 1.30% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Adviser pays the Sub-Adviser an annual sub-advisory management fee as follows:

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(i) 0.85% based on the Fund’s average net assets between $0 - $10 million; and

(ii) 0.65% based on the Fund’s average net assets over $10 million.

The sub-advisory management fee is paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement upon sixty (60) days notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is provided in the Fund’s annual report to shareholders for the period ending April 30, 2010.

The table below shows the management fees earned by ALPS Advisors for the period indicated:

For the Period November 2, 2009 (Inception) to April 30, 2010
ALPS/GNI Long-Short Fund	$49,505

For the period ended April 30, 2010 the actual Management Fees paid by the Fund were $1,471. For the period ended April 30, 2010 ALPS Advisors, Inc. waived $48,034 of its Management Fees. In addition, for the period ended April 30, 2010 ALPS Advisors, Inc. reimbursed the Fund for expenses in the amount of $0.

As described in the Prospectus under “Fees and Expenses,” the Adviser has contractually agreed to limit certain of the Fund’s expenses until August 31, 2011.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by the Fund, unless such losses or damages are attributable to the willful misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, the Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS and the Adviser) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Fund pursuant to a distribution agreement between the Distributor and the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

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CODE OF ETHICS

The Fund, the Adviser, the Sub-Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Fund currently employs ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund. ALPS is an affiliate of ADI and the Adviser. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus, which is incorporated by reference in this SAI.

The table below shows the administrative fees earned by ALPS for the periods indicated:

For the Period November 2, 2009 (Inception) to April 30, 2010
ALPS/GNI Long-Short Fund	$5,863

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Sub-Adviser, the Board has approved delegating proxy voting discretion to the Sub-Adviser believing that the Sub-Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the summary of the guidelines and procedures that the Sub-Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Sub-Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Sub-Adviser or any affiliated person of the Fund or the Sub-Adviser, on the other. This summary of the guidelines gives a general indication as to how the Sub-Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Sub-Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. When applicable, information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (1) upon request, by calling 866.759.5679 and (2) on the SEC’s website at http://www.sec.gov.

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PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of the Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control

As of July 31, 2010, the following shareholders owned 5% or more of the outstanding shares of each Fund as listed below:

Fund	Shareholder name and address	Percentage Interest	Type of Ownership
ALPS/GNI Long- Short Fund – Class A	ALPS Fund Services, Inc. 1290 Broadway, Suite 1100 Denver, CO 80203	66.26%	Record
ALPS/GNI Long- Short Fund – Class A	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	33.74%	Beneficial
ALPS/GNI Long- Short Fund – Class I	Charles Schwab & Co. Inc. Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104	53.62%	Beneficial
ALPS/GNI Long- Short Fund – Class I	NFS LLC FBO Philip Brice 17 Pristine Dr. Greer, SC 29650	45.87%	Beneficial

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of such Fund Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of April 30, 2010.

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Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio	Registered Investment Companies		Other Pooled Investment Vehicles*		Other Accounts

Manager(s)	Number	Total Assets	Number	Total Assets	Number	Total Assets

		(in millions)		(in millions)		(in millions)

Charles L. Norton	-	-	3	3.04	102	55.55

Allen R. Gillespie	-	-	3	3.04	102	55.55

Portfolio Manager Compensation

The portfolio managers of the Fund are paid a flat base salary that is not based on Fund performance. The portfolio managers do not receive a bonus tied to performance of the Funds or to the Funds’ asset base. GNI does not offer a deferred compensation plan as part of the portfolio managers’ compensation. GNI is a wholly owned subsidiary of Centillion. As each portfolio manager has an ownership stake in Centillion, they share in its profits.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of April 30, 2010.

PORTFOLIO MANAGER(S)	DOLLAR RANGE OF OWNERSHIP OF SECURITIES

Charles L. Norton	$10,001-$50,000

Allen R. Gillespie	$100,001-$500,000

POTENTIAL CONFLICTS OF INTEREST

Potential conflicts of interest may arise when the Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

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The Sub-Adviser and the Fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Sub-Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Sub-Adviser and its affiliates.

The Sub-Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Sub-Adviser and the individuals that it employs. For example, the Sub-Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Sub-Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Sub-Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of the Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

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Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund’s Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves valuing an instrument at its original cost to the Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996. This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the

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partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general it is the Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also the Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “Capital Gains Distributions.”

Ordinary income dividends and capital gain dividends are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain dividends, or both, in cash. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50%

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of the value of its total assets consists of cash and cash items (including receivables) U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more “qualified publicly traded partnerships” and (iii) distribute with respect to each taxable year an amount equal to or exceeding of the sum of (a) 90% of its “investment company taxable,” as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests — the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge and a penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable

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years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

The Fund intends to distribute substantially all of its investment company taxable income and to distribute all net realized long-term capital gains in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it will also be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years. For these purposes, the Fund will be treated as having distributed any amount for which it is subject to U.S. federal income tax. The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, the Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund and the

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shareholders. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends”). Any gain resulting from the sale or exchange of shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1, 2011.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated generally as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies

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The Fund may invest in non-U.S. securities, and therefore, may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, the Fund may elect to “mark-to-market” annually its investments in such entities, which will result in the Fund being treated as if it had sold and repurchased all the PFIC stock at the end of each year. As a result of the mark-to-market election, the Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, the Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distribution of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. In order to make a QEF election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

When the Fund invests in non-U.S. securities, it may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by the Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This

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difference may cause a portion of the Fund’s income distributions to constitute a return of capital or a capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Financial Products

The Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Some of the Fund’s investments, such as certain option transactions and futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by the Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund which is taxed as ordinary income when distributed to shareholders. Certain income tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.
Rules governing the tax aspects of notional principal contracts in which the Fund, or the Subsidiary, may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for such contracts for tax purposes, and such a challenge could affect the status of the Fund as a regulated investment company.

The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated

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investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

The Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though the Fund receives no interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that they distribute sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

The Fund’s investments in REIT equity securities may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to the Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, the Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders.

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Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in the Fund if either: (1) the Fund invests in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b) of the Code. If a charitable remainder trust (as defined in Section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax on such income. The Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Recently Enacted Legislation

For tax years beginning after 2012, a 3.8% surtax will apply to net investment income of an individual taxpayer earning over $200,000 ($250,000 for a joint return). Net investment income will include interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a trade or business). Net investment income will be reduced by deductions properly allocable to such income.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in section 1471 of the Code) unless they agree to collect and disclose to the IRS information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.

Other Tax Matters

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans and the precise effect of an investment on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisers concerning the U.S. federal tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on Non-U.S. investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

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If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of eleven separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in

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communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian. The Bank of New York Mellon (the “Custodian”), located at One Wall Street, New York, NY 10286, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of ADI and the Adviser.

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Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”) serves as the Fund’s independent registered public accountant. Deloitte provides audit services, tax return preparation and assistance and consultation in connection with review of SEC filings. Deloitte is located at 555 17th St. #3600, Denver, CO 80202.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Fund and is located at 1550 17th Street, Suite 500, Denver, CO, 80202.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Funds investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa:   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A:   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:   Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very

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moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:   Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:   Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

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Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor

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with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA:   An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:   An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:   An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:   An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:   An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

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B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

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Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

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Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying

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obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

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B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

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failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

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F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those

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that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

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APPENDIX B - Proxy Voting Policies and Procedures

PROXY VOTING AND PROOFS OF CLAIM

If an adviser exercises voting authority with respect to client securities, Advisers Act Rule 206(4)-6 requires the adviser to adopt and implement written policies and procedures reasonably designed to ensure that client securities are voted in the best interest of the client.

This is consistent with legal interpretations which hold that an adviser’s fiduciary duty includes handling the voting of proxies on securities held in client accounts over which the adviser exercises investment or voting discretion, in a manner consistent with the best interest of the client.

Absent unusual circumstances, GNI exercises voting authority with respect to securities held in client accounts pursuant to provisions in its advisory agreements. Accordingly, GNI has adopted these policies and procedures with the aim of meeting the following requirements of Rule 206(4)-6:

•	ensuring that proxies are voted in the best interest of clients;

•	addressing material conflicts that may arise between GNI’s interests and those of its clients in the voting of proxies;

•	disclosing to clients how they may obtain information on how GNI voted proxies with respect to the client’s securities;

•	describing to clients GNI’s proxy voting policies and procedures and, upon request, furnishing a copy of the policies and procedures to the requesting client.

Engagement of ISS

With the aim of ensuring that proxies are voted in the best interest of GNI clients, GNI has engaged ISS, a subsidiary of Risk Metrics Group (“RMG”) as its independent proxy voting service to provide GNI with proxy voting recommendations, as well as to handle the administrative mechanics of proxy voting. GNI has directed RMG to utilize its U.S. Proxy Voting Guidelines in making recommendations to vote, as those guidelines may be amended from time to time. A summary of those Guidelines is attached is available upon request.

As an alternative to giving GNI discretion to vote proxies with the assistance of RMG, clients may reserve the right to vote proxies themselves or may provide GNI with their own written proxy voting guidelines or their own policies, procedures or directions regarding the voting of a proxy or proxies. In that case, the client’s GNI contact should obtain any such guidelines or directions from the client in writing, which should be delivered to GNI sufficiently in advance to vote the proxies as directed. GNI personnel should contact RMG in order to exclude that client’s account from the usual RMG proxy voting process and, depending on the arrangement agreed to with the client, either the client or GNI pursuant to the client’s guidelines or directions will instead vote those proxies.

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Conflicts of Interest in Proxy Voting

There may be instances where GNI’s interests conflict, or appear to conflict, with client interests in the voting of proxies. For example, GNI (or an affiliate) may manage a pension plan, administer employee benefit plans, or provide other services to a company whose management is soliciting proxies. There may be a concern that GNI would vote in favor of management because of its relationship with the company. Or, for example, GNI (or its senior executive officers) may have business or personal relationships with corporate directors or candidates for directorship.

GNI addresses these conflicts or appearances of conflicts by ensuring that proxies are voted in accordance with the recommendations made by RMG, an independent third party proxy voting service. As previously noted, in most cases, proxies will be voted in accordance with RMG’s own pre-existing proxy voting guidelines. In cases where the client has reserved the right to vote proxies itself or has provided GNI with their own written proxy voting guidelines or their own policies, procedures or directions regarding the voting of a proxy or proxies, GNI’s conflicts or appearance of conflicts will be addressed by having the client vote those proxies or having them voted by GNI in accordance with the client’s own guidelines or directions.

Disclosure on How Proxies Were Voted

GNI will disclose to clients in its Form ADV how clients can obtain information on how their proxies were voted, by contacting GNI at its office in Greenville, SC. GNI will also disclose in the ADV a summary of these proxy voting policies and procedures and that upon request, clients will be furnished a full copy of these policies and procedures, as well as the then applicable RMG U.S. Proxy Voting Guidelines.

It is the responsibility of the CCO to ensure that any requests made by clients for proxy voting information are responded to in a timely fashion and that a record of requests and responses are maintained in GNI’s books and records.

Proxy Materials

GNI personnel will instruct custodians to forward to RMG all proxy materials received on securities held in GNI client accounts. For client accounts where proxy voting has been reserved to GNI or the client, proxy materials will be forwarded to GNI or the client accordingly.

Limitations

In certain circumstances, where GNI has determined that it is consistent with the client’s best interest, GNI will not take steps to ensure that proxies are voted on securities in the client’s account. The following are circumstances where this may occur:

*Client Maintains Proxy Voting Authority: As noted previously, where the client specifies in writing that the client reserves to itself the authority to vote proxies itself or that it has designated the right to vote proxies to a third party, GNI will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by GNI, it will promptly be forwarded to the client or specified third party.

*Terminated Account: Once a client account has been terminated with GNI in accordance with its investment advisory agreement, GNI will not vote any proxies received after termination.

*Limited Value: Proxies will not be required to be voted on securities in a client’s account if the value of the client’s economic interest in the securities is indeterminable or insignificant (less than $1,000). Proxies will also not be required to be voted for any securities that are no longer held by the client’s account.

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*Securities Lending Program: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. In most cases, GNI will not take steps to see that loaned securities are voted. However, where GNI determines that a proxy vote, or other shareholder action, is materially important to the client’s account, GNI will make a good faith effort to recall the security for purposes of voting, understanding that in certain cases, the attempt to recall the security may not be effective in time for voting deadlines to be met.

*Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, GNI may choose not to vote where the cost of voting a client’s proxy would exceed any anticipated benefits to the client of the proxy proposal.

Oversight of Policy

The CCO is responsible for overseeing these proxy voting policies and procedures. In addition, the CCO will review these policies and procedures not less than annually with a view to determining whether their implementation has been effective and that they are operating as intended and in such a fashion as to maintaining GNI’s compliance with all applicable requirements.

Recordkeeping on Proxies

In it the responsibility of GNI’s CCO to ensure that, when appropriate, the following proxy voting records are maintained:

•	a copy of GNI’s proxy voting policies and procedures;

•	a copy of all proxy statements received on securities in client accounts (GNI may rely on RMG or the SEC’s EDGAR system to satisfy this requirement);

•	a record of each vote cast on behalf of a client (GNI relies on RMG to satisfy this requirement);

•	a copy of any document prepared by GNI that was material to making a voting decision or that memorializes the basis for that decision;

•	a copy of each written client request for information on how proxies were voted on the client’s behalf or for a copy of GNI’s proxy voting policies and procedures, and

•	a copy of any written response to any client request for information on how proxies were voted on their behalf or furnishing a copy of GNI’s proxy voting policies and procedures.

The CCO will see that these books and records are made and maintained in accordance with the requirements and time periods provided in Rule 204-2 of the Advisers Act.

For any registered investment companies advised by GNI, votes made on its behalf will be stored electronically or otherwise recorded so that they are available for preparation of the Form N-PX, Annual Report of Proxy Voting Record of Registered Management Investment Company.

Proofs of Claim

Generally, GNI does not undertake any obligation to advise or act for its clients in any legal proceedings, including bankruptcies or class action lawsuits, involving securities held or previously held in the client’s account or involving the issuers of such securities. Accordingly, GNI does not undertake any obligation to file or track proofs of claim on behalf of clients in such proceedings. So long as this is GNI’s policy, it will be the responsibility of GNI’s CCO to ensure

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that GNI’s form of investment advisory agreement and/or Form ADV disclose this to clients and prospective clients.

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August 31, 2010

STATEMENT OF ADDITIONAL INFORMATION

VULCAN VALUE PARTNERS FUND (VVPLX)

VULCAN VALUE PARTNERS SMALL CAP FUND (VVPSX)

P.O. Box 1236

Denver, CO 80201

Each of the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund (each, a “Fund” and collectively, the “Funds”) is a non-diversified investment portfolio of Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust.

This Statement of Additional Information (the “SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated August 31, 2010, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing either Fund at the address listed above, or by calling the Funds’ transfer agent at 877.421.5078. The Funds’ most recent annual reports, are incorporated by reference into this SAI and can be obtained free of charge by calling the toll-free number printed above.

INVESTMENT OBJECTIVES AND POLICIES

The Prospectus discusses the investment objectives of the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund (each, a “Fund” and collectively, the “Funds”), as well as the strategies each Fund employs to achieve those objectives. Each Fund is a non-diversified portfolio of Financial Investors Trust (the “Trust”), an open-end series management investment company organized as a Delaware statutory trust on November 30, 1993. The discussion below supplements the information set forth in the Prospectus under “Investment Objective and Principal Strategies.” Each Fund seeks to achieve long-term capital appreciation.

While there is no assurance that a Fund will achieve its investment objective, it endeavors to do so by following the strategies and policies described in the Prospectus.

The Trust’s Board of Trustees (the “Board”) may change a Fund’s investment objective or the Fund’s principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to a Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Funds’ Principal Investment Strategies?

Unless otherwise stated, the following investment philosophies and processes apply to each Fund.

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VULCAN VALUE PARTNERS FUND seeks to achieve long-term capital appreciation by investing primarily in mid- and large-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage.

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VULCAN VALUE PARTNERS SMALL CAP FUND seeks to achieve long-term capital appreciation by investing primarily in small-capitalization U.S. companies believed to be both undervalued and possessing a sustainable competitive advantage.

The Funds’ Investment Philosophies. Both Funds are value funds. Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”) is the investment adviser to the Funds. The Funds view equity investments as ownership in a business enterprise and approach investing as long-term partial ownership of businesses. The Funds seek to purchase publicly traded companies at significant discounts to intrinsic worth. The Funds seek to invest for the long term, limiting the selection of qualifying investments to good businesses with identifiable, sustainable competitive advantages to maximize returns and to minimize risk. The Funds generally define risk as the probability of permanently losing capital over a five-year period. The Funds generally sell stocks when they approach their appraised value. The Funds seek to determine business or intrinsic value through disciplined financial analysis. The Funds believe that equities purchased at prices substantially less than their intrinsic worth generally afford capital protection from significant permanent loss and also create the possibility of substantial appreciation if the market recognizes the company’s economic value.

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The Funds’ Investment Process. Under normal circumstances, both Funds follow the same investment disciplines and appraisal methods. The Funds identify companies that are believed to have sustainable competitive advantages allowing them to produce free cash flow and earn superior cash returns on capital. The Funds seek to invest in businesses that are run by ethical, capable, stockholder-oriented management teams that also are good operators, and, very importantly, understand the importance of capital allocation. The Funds then focus their analysis on the difference between price and value; that is, the difference between the price of the company’s securities and the appraised value of the securities. The greater the difference of value over price, the larger the margin of safety and the more attractive the investment. The Funds will generally invest larger amounts of their assets in companies determined to have lower price to value ratios and reduce capital committed to companies determined to have higher price to value ratios.

Under normal circumstances, at least eighty percent (80%) of the Vulcan Value Partners Small Cap Fund’s net assets, plus any borrowings for investment purposes, is invested in small-cap companies. For purposes of this policy, the Vulcan Value Partners Small Cap Fund considers small-cap companies to be those companies included in, or similar in size to those included in, the Russell 2000® index at the time of purchase. As of May 31, 2010, the latest reconstitution date, the median market capitalization of the Russell 2000® index was approximately $448 million, the top of this range was approximately $2.27 billion. The Vulcan Value Partners Small Cap Fund’s capitalization range will change over time.

Each Fund may hold significant short positions or significant positions in cash or cash equivalents when the Adviser believes the investment climate is, or will become, unfavorable for equity securities. During such periods when the Adviser perceives the investment climate to be unfavorable, the Adviser may also attempt to hedge that Fund’s portfolio by using stock index futures, options on stock market indexes or options on individual securities.

Each Fund may borrow money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), including for investment purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires each Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings that are considered “senior securities” (generally borrowings other than for temporary or emergency purposes). This allows each Fund to borrow from banks up to one-third of its total assets (including the amount borrowed). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, that Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce that Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. Any Fund short sales and related margin requirements may reduce the ability of the Fund to borrow money.

Within the parameters of its specific investment policies, each Fund may invest in foreign equity and debt securities. Within the parameters of its specific investment policies, each Fund may invest its assets in derivatives. Each Fund may use derivatives for different purposes, including hedging (offset risks associated with an investment or market conditions) and to earn income and enhance returns.

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Equity Securities. Equity securities are securities which signify ownership interest in a corporation and represent a claim on part of the corporation’s assets and earnings. Equity securities may include common stocks, preferred stocks, convertible securities, equity interest in non-U.S. investments or trusts, depositary receipts, equity interests in publicly traded limited partnerships/units and other equity investments. Each Fund may invest in equity or equity-related securities and equipment lease certificates, equipment trust certificates and conditional sales contracts or limited partnership interests.

Foreign Securities. Each Fund may invest directly in foreign securities denominated in a foreign currency and not publicly traded in the United States. Other ways of investing in foreign securities include depositary receipts or shares and passive foreign investment companies.

Derivative Securities. Each Fund may invest in options, futures, forwards, swap agreements participation notes and other types of derivatives individually or in combination for hedging purposes or for non-hedging purposes such as seeking to enhance return. Such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs.

Exchange Traded Funds. Each Fund may invest in shares of exchange traded funds (“ETFs”) and other similar instruments if the Adviser chooses to adjust that Fund’s exposure to the general market or industry sectors and to manage that Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit each Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The Adviser may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge each Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Portfolio Turnover. Each Fund may engage in short-term trading. This means that each Fund may buy a security and sell that security a short period of time after its purchase to realize gains if the Adviser believes that the sale is in the best interest of that Fund (for example, if the Adviser believes an alternative investment has greater growth potential). This activity will increase that Fund’s portfolio turnover rate and generate higher transaction costs due to commissions or dealer mark-ups and other expenses that would reduce that Fund’s investment

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performance. In addition, a high level of short-term trading may increase the amount of taxable distributions to shareholders that would reduce the after-tax returns of that Fund, and in particular may generate short-term capital gains that when distributed to shareholders are taxed at ordinary U.S. federal income tax rates.

Cash Position. Each Fund may not always stay fully invested in stocks or bonds. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, that Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual – they represent the assets that remain after that Fund has committed available assets to desirable investment opportunities. When that Fund’s investments in cash or similar investments increase, it may not participate in market advance or declines to the same extent that it would if that Fund remained more fully invested in stocks or bonds.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

Each Fund may also invest in the following types of securities. The following is not meant to be an exclusive list of all the securities and instruments in which each Fund may invest or investment strategies in which it may engage, and each Fund may invest in instruments and securities and engage in strategies other than those listed below.

Equity Investments

Each Fund may invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

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Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into. Each Fund’s investment process is biased towards value.

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Exchange Traded Funds and Other Similar Instruments

Shares of exchange traded funds (“ETFs”) and other similar instruments may be purchased by either Fund. Generally, an ETF is an investment company that is registered under the 1940 Act that holds a portfolio of securities designed to track the performance of a particular index or index segment. Similar instruments, used by pools that are not investment companies, offer similar characteristics and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary

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market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. Most ETFs are listed and traded on the NYSE Arca, Inc. (“Arca”). The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the Arca. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Arca necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected. If such disruptions were to occur, that Fund could be required to reconsider the use of ETFs as part of its investment strategy.

Limitations of the 1940 Act, which prohibit either Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Warrants and Rights

Each Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be

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freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Market Risk

The market price of securities owned by either Fund may go up or down, sometimes rapidly or unpredictably.

Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously.

Equity securities generally have greater price volatility than fixed-income securities.

Derivatives

Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the U.S. Commodity Futures Trading Commission (the “CFTC”); however, neither Fund will be obligated to use derivatives and neither Fund makes any representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which a Fund may invest include, but are not limited to, interest rate, currency or stock or bond index futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and over-the-counter (“OTC”) put and call options on debt and equity securities, currencies, interest rate, currency or stock index futures and fixed-income and stock indices and other financial instruments, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements,

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which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used. The degree of a Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “Taxes.”

Currency Transactions

Each Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging

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is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated and to buy dollars.

If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Futures Contracts

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. The Adviser expects that the Funds’ futures transactions will generally include transactions: (i) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to

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the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). A Fund may use futures contracts and related options for hedging purposes and for investment purposes. A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by a Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. Each Fund will designate assets with respect to futures contracts and options thereon as described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts

Each Fund may enter into interest rate futures contracts, for example, in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular debt security or index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, because the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to take a position without having to sell its portfolio securities. Similarly, when the Adviser expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized.

The use of options and futures transactions entails risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund could create the possibility that losses on the derivative will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. A Fund might not be able to close out certain positions without incurring substantial losses. To the extent

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a Fund utilizes futures and options transactions for hedging, such transactions should tend to decrease the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs.

Options

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

In order to hedge against adverse market shifts or to potentially increase income or gain, a Fund may purchase put and call options or write “covered” put and call options on futures contracts on stocks, stock indices, interest rates and currencies. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund either (a) designates on its or its custodian records liquid securities having a value at least equal to the exercise price of the underlying investment or (b) has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

By writing a call, a Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option

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continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or

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must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OTC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Each of the Funds reserves the right to purchase or sell options on instruments and indices other than those described here and which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

Options on Stocks and Stock Indices

Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Funds may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index, and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the Adviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the

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particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

Options on Currencies

Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Options on Futures Contracts

Each Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be affected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions

Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. Each Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or

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gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

Each Fund will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Funds would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent the Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined by the Adviser based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between the Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange

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traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps

Each Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

In January 2009, the SEC issued temporary rules to allow for clearinghouses to facilitate certain credit default swap transactions between one or more counterparties. A clearinghouse may act as the intermediary, or central counterparty, in credit default swap transactions, reducing the risk of a counterparty defaulting on a transaction while providing a central location for regulators to view traders’ positions and prices. The use of a clearinghouse for credit default swaps is voluntary and the temporary rules are in effect from January 22, 2009 until November 30, 2010. In March 2009, the SEC approved exemptions to allow the CME Group, Inc. and InterContinental, Inc. to operate a clearinghouse for credit default swaps. Similarly, dealers of credit-default swaps in Europe agreed in February 2009 to use a clearinghouse in the European Union to guarantee derivatives. Nine banks and brokers, including Deutsche Bank AG, JPMorgan Chase & Co., and Barclays PLC, committed to start using one or more clearinghouses within the 27-nation region by the end of July 2009. The clearinghouse(s) will be funded by their members. In response to these developments, in March 2009 the Financial Industry Regulatory Authority (“FINRA”) proposed a pilot program imposing margin rules for credit default swap transactions executed by a registered broker-dealer and cleared by the CME Group, Inc. or other central counterparty platforms. FINRA speculates that the creation of CDS central counterparties will result in an increasing volume of CDS transactions being handled through broker-dealers instead of through affiliated entities of investment banks as in the past. FINRA’s pilot program is set to expire November 30, 2010.

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Indexed Securities

Each Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if derivatives had not been used.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Use of Segregated and Other Special Accounts

Use of many derivatives by a Fund will require, among other things, that the Fund designate liquid assets to cover its obligations under the derivative to the extent the Fund’s obligations are

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not otherwise “covered” through ownership of the underlying security, financial instrument or currency or otherwise. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be designated. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to designate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to designate liquid securities equal to the exercise price.

The options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options may provide for cash settlement or for physical delivery.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. Each Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related derivatives. The Fund could purchase a put option, for example, if the strike price of that option is the same as or higher than the strike price of a put option sold by the Fund. Moreover, instead of designating assets if it holds a futures contract or forward contract, the Fund could purchase a put option on the same futures contract or forward contract with a strike price as high as or higher than the price of the contract held. Other derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Risks of Derivatives Outside the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

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Short Sales

Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent that a Fund engages in short sales, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Adviser determines to be liquid in accordance with procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Funds may be affected favorably or unfavorably by changes in currency exchange rates or exchange

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control regulations. Because a Fund may purchase securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. A Fund’s foreign currency transactions may give rise to ordinary income or loss, for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency.

In addition, although a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of the Fund. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges generally are higher than in the United States. With respect to investments in certain emerging market countries, archaic legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

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In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Securities Related Activities

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

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Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for either Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Credit Ratings

The securities in which either Fund will invest will not be required to meet a minimum rating standard and may not be rated for creditworthiness by any internationally recognized credit rating organization. Such securities, commonly referred to as “junk bonds,” involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. An investment in either Fund should not be considered as a complete investment program for all investors. Moreover, substantial investments in non-U.S. securities may have adverse U.S. federal income tax implications as described under “Taxes.”

The Adviser will take various factors into consideration in evaluating the creditworthiness of an issuer. For corporate debt securities, such factors typically include the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of the issuer, and the experience and track record of the issuer’s management. For sovereign debt instruments, these will typically include the economic and political conditions within the issuer’s country, the issuer’s overall and external debt levels and debt service ratios, the issuer’s access to capital markets and other sources of funding, and the issuer’s debt service payment history. The Adviser will also review the ratings, if any, assigned to the security by any recognized rating organizations, although the Adviser’s judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. In addition to the foregoing credit analysis, the Adviser will evaluate the relative value of an investment compared with its perceived credit risk. A Fund’s ability to achieve its investment objective may be more dependent on the Adviser’s credit analysis than would be the case if it invested in higher quality debt securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A.

Emerging Market Countries

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S.

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dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and a Fund, as well as the value of securities in the Fund.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund’s portfolio. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons to only a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if deterioration occurs in an emerging market country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to a Fund.

Fixed Income Securities

Each Fund may invest in fixed income securities. Fixed income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed income securities may include securities issued by U.S. federal, state, local, and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

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Call or Buy-Back Features

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Mortgage-Related And Other Asset Backed Securities

Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities.

Mortgage Pass-Through Securities

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase in the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

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Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”) which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. FNMA and FHLMC have both recently faced scrutiny regarding their accounting practices and policies.

Additionally, there has been ongoing concern expressed by critics and certain members of Congress over the size of the borrowing and purchasing activities of both companies and the impact they have on the U.S. economy. Congress has also expressed concern over FNMA and FHLMC improperly using their non-profit and charitable foundations to evade campaign finance laws to lobby Congress, and has called on FNMA’s board to demand repayment of executive bonuses obtained as a result of improper accounting manipulations. Legislation may be enacted in the future that limits the size and scope of the activities of both FNMA and FHLMC and/or subjects these companies to further regulatory oversight. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the Fund determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, set forth below under “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S.

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Government securities. In the case of privately issued mortgage-related securities, a Fund takes the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”)

A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Commercial Mortgage-Backed Securities

Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of

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issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities

Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals

CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances the Fund may fail to recoup fully its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally

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completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities

Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities

SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

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Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Collateralized Debt Obligations

Each Fund may invest in collateralized debt obligations (“CDOs”), which includes collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a Fund as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) a Fund may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Mortgage “Dollar Roll” Transactions

Each Fund may enter into mortgage “dollar roll” transactions with selected banks and broker-dealers. In a dollar roll, a Fund sells mortgage-backed securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future day. A Fund will only enter into covered rolls. A “covered roll” is a specific type of dollar roll

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for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Covered rolls are not treated as a borrowing or other senior security and will be excluded from the calculation of the Fund’s borrowings and other senior securities. For financial reporting and U.S. federal income tax purposes, each Fund generally treats mortgage dollar rolls as two separate transactions: one involving the purchase of a security and a separate transaction involving a sale. Neither Fund currently intends to enter into mortgage dollar roll transactions that are accounted for as financing.

Consistent with each Fund’s investment objectives and policies, the Fund also may invest in other types of asset-backed securities.

Bank Obligations

Bank obligations that may be purchased by either Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are

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usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

High Yield Securities

Each Fund may invest in high yield securities. High yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal. A Fund’s achievements of its objective may be more dependent on the Adviser’s own credit analysis than is the case with funds that invest in higher rated fixed income securities.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of the high yield securities held in a Fund’s portfolio. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of such the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

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Legislative and Regulatory Developments. Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in prior years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high yield securities especially those of issuers located in emerging markets.

The development of markets for high yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

Most of the high yield securities in which a Fund invests will bear interest at fixed rates but the Fund may also invest in securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Non-U.S. Debt Securities. Investing in fixed and floating rate high yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which either Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign

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issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy towards the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the

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time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. Each Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will designate liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

Floating and Variable Rate Instruments

Each Fund may each invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. The variable rate obligations in which a Fund may invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be

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$1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the OTC secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. There can be no assurance that Brady Bonds acquired by a Fund will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Loan Participations and Assignments

Each Fund may invest in loan participations and assignments. Each Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically

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will result in a Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When a Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

A Fund may have difficulty disposing of assignments and loan participations. In many cases the market for such instruments is not highly liquid, and therefore each Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular assignments or loan participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower or the ability to dispose of them at the price issued.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short term debt securities as ancillary liquid assets.

Restricted Securities and Securities With Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. Liquidity determinations with respect to Rule 144A securities will be made by the Board or by the Adviser pursuant to guidelines established

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by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Each Fund may purchase Rule 144A securities on the GSTrUE exchange and other similar exchanges. These markets provide access to only institutional and highly sophisticated investors. They allow private companies to raise capital without the disclosure requirements of public markets and follow specific SEC rules to avoid certain disclosure requirements. Under these rules, companies are able to sell securities without registering them if the issued securities are limited to qualified institutional buyers (investors with at least $100 million in assets), and there are less than 500 shareholders. The market is run through a proprietary trading system. This system allows the members of the exchange to view bid and ask offers and recent sales. Actual transactions are made through special brokers. Because of the lack of disclosure in these markets, shares are expected to trade at a discount to the equivalent price achievable if the shares were listed on a public market. Companies utilizing these markets however, believe that the ability to avoid disclosure requirements of public markets is more important than receiving the higher price available from a public exchange listing.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Since the magnitude of these fluctuations will generally be greater at times when the Fund’s average maturity is longer, under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. Government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government securities. Therefore, the securities would generally be neither the securities issued or guaranteed by the U.S. Treasury. FNMA and FHLMC have each been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

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Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

Each Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

OTHER PRACTICES

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total

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assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of a Fund’s total assets will count against this asset coverage requirement. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. Each Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Depositary Receipts

Depositary receipts include sponsored and unsponsored Depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“Depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

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Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, securities or other liquid assets being used as cover for such options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that liquid assignments and loan participations that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable each Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Loans of Portfolio Securities

Each Fund may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent, although the tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the

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securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may also call such loans in order to sell the securities involved.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford a Fund the opportunity to earn a return on temporarily available cash at relatively low market risk. The Adviser monitors the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund will sell portfolio securities and agree to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and will subsequently monitor the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund.

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INVESTMENT LIMITATIONS

The following is a description of restrictions on the investments to be made by each Fund. The restrictions marked with an asterisk (*) are fundamental policies that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board. The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

Each Fund may not:

*(1) Purchase securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government and its agencies and instrumentalities);

*(2) Borrow money, except to the extent permitted under the 1940 Act (see “Borrowing” above);

*(3) Make loans, except that the Fund may purchase or hold debt instruments in accordance with their investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

*(4) Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

*(5) Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

*(6) Purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts and may enter into swap agreements and other financial transactions not requiring the delivery of physical commodities; or

*(7) Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the Securities and Exchange Commission (“SEC”). Under

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current pronouncements, certain fund positions are excluded from the definition of “senior security” so long as the fund maintains adequate cover, segregation of assets or otherwise. See “Borrowing” above.

In addition, it is contrary to each Fund’s present policy, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of that Fund’s total net assets (based on then-current value) would then be invested in such securities. The staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) and certain commercial paper, that the Adviser has determined to be liquid under procedures approved by the Board.

Master/Feeder Structure

In lieu of investing directly, the Board may consider whether a Fund’s investment objective would be furthered by converting to a master/feeder structure, pursuant to which the Fund would invest all of its investable assets in an investment company having substantially the same investment objective and policies as the Fund. The master/feeder structure is an arrangement that allows several investment companies with different shareholder-related features or distribution channels, but having substantially the same investment objectives, policies and restrictions, to combine their investments by investing all of their assets in the same portfolio instead of managing them separately.

Conversion to a master/feeder structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in a Fund. In addition, a master/feeder structure may serve as an alternative for large, institutional investors in a Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of the Fund’s current operational structure. No assurance can be given, however, that the master/feeder structure will result in a Fund stabilizing its expenses or achieving greater operational efficiencies.

Each Fund’s methods of operation and shareholder services would not be materially affected by the investment in another investment company (“Master Fund’) having substantially the same investment objective and policies as the Fund, except that the assets of the Fund may be managed as part of a larger pool of assets. If a Fund invested all of its assets in a Master Fund, it would hold beneficial interests in the Master Fund and the Master Fund would directly invest in accordance with the objectives and policies described for the Fund. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw a Fund’s investment from a Master Fund at any time it determines that it would be in the best interest to shareholders to do so. The Fund would then resume investing directly in individual securities of other issuers or invest in another Master Fund.

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If the Board determines that a conversion to a master/feeder structure is in the best interest of a Fund’s shareholders, it will consider and evaluate specific proposals prior to the implementation of the Fund’s conversion and its shareholders would be notified in advance of any such conversion.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. For U.S. federal income tax purposes, each Fund’s distributions of any net short- term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions and Brokerage” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted the following policies and procedures with respect to the disclosure of the securities held by each Fund. The disclosure policy currently authorizes quarterly dissemination of full holdings of a Fund with a sixty (60) day lag. However, the policy and procedures set forth above do not prevent the sharing of a Fund’s holdings under the specific exceptions to disclosure provided below:

(1) Disclosures that are required by law;

(2) Disclosures necessary for service providers, which includes but are not limited to the Adviser, administrator, custodian, accounting agent, technology providers or any other entity that has a need to know such information in order to fulfill its contractual obligations to provide services to the Fund to perform legitimate business functions for the benefit of the Trust;

(3) Disclosures necessary for rating agencies to assess applicable fund ratings;

(4) Disclosures necessary to broker-dealers or banks as part of the normal buying, selling, shorting or other transactions in portfolio securities;

(5) Disclosures to the Fund’s or service providers’ regulatory authorities, accountants or counsel; and

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(6) Disclosures to the Adviser of compiled data concerning accounts managed by the Adviser.

The full holdings of each Fund will be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed in Form N-Q; and (iii) portfolio holdings as of the end of each six-month period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Partial portfolio holdings information will only be provided to the public and third parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the portfolio holdings information except for full portfolio holdings.

The Board will periodically review the list of entities that have received holdings of a Fund to ensure that the disclosure of the information was in the best interest of shareholders, identify any potential for conflicts of interest, and evaluate the effectiveness of its current portfolio holding policy.

Only officers of the Trust and their authorized agents may approve the disclosure of a Fund’s holdings. In all cases, eligible third parties/service providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any portfolio holdings information received and not to trade on the nonpublic information received. Neither the Trust nor its service providers (or any persons affiliated with either) receives any compensation or other consideration in connection with the sharing of a Fund’s holdings.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Vulcan Value Partners, LLC (Adviser)	Daily	None	Daily	Daily

ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily

Bank of New York Mellon (Custodian)	Daily	None	Daily	Daily

Deloitte & Touche LLP (Accountant)	As needed	None	As needed	As needed

Davis Graham & Stubbs LLP (Counsel)	As needed	None	As needed	As needed

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The Board has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the portfolio securities. These policies and procedures are designed to protect the confidentiality of the portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

Disclosure of the portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Adviser or to a Fund’s custodian, transfer agent, administrator and principal underwriter. In addition, to the extent permitted under applicable law, the Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to a Fund’s relevant service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services, counsel and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Adviser’s Chief Compliance Officer (or persons designated by the Adviser’s Chief Compliance Officer) must determine that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or the recipient must be subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

Exceptions to these procedures may only be made if an officer of a Fund or the Chief Executive Officer of the Adviser determines that the disclosure is being made for a legitimate business purpose, and must be reported to the Board on a quarterly basis.

The Adviser shall have primary responsibility for ensuring that the portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the

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Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among such Fund and clients in a manner deemed fair and reasonable by the Adviser. Particularly when investing in less liquid or illiquid securities, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for a Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day’s transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including either Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for each Fund through a substantial number of brokers and dealers. In so doing, the Adviser uses its best efforts to obtain for the Funds the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Adviser, having in mind each Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions.

The Adviser places orders for the purchase and sale of portfolio investments for each Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Adviser will seek the best price and execution of each Fund’s orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although a Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the OTC markets, but the price paid by a Fund usually includes an undisclosed dealer commission or markup. In underwritten offerings, the price paid

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by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in non-U.S. securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. The purchase by a Fund of participations or assignments may be pursuant to privately negotiated transactions pursuant to which the Fund may by required to pay fees to the seller or forego a portion of payments in respect of the participation agreement.

Advisers or subadvisers of investment companies and other institutional investors from time to time receive research and brokerage products and services (together, “services”) from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives services from many broker-dealers with which the Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The advisory fees paid by a Fund is not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Adviser to place a Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds. Conversely, research and brokerage services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), a Adviser may cause either Fund to pay a broker-dealer which provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the advisory accounts for which it exercises investment discretion.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and

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fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The table below shows the brokerage commissions paid by each Fund for the periods indicated:

For the Period December 30, 2009 (Inception) to April 30, 2010
Vulcan Value Partners Fund	$12,013
Vulcan Value Partners Small Cap Fund	$11,349

PURCHASE, EXCHANGE & REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase, exchange or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Each Fund currently has only one class of shares.

The minimum initial and subsequent investment in each Fund is set forth in the Prospectus. The subsequent purchase minimum is $500 for any type of account.

Subsequent investments may be made at any time by mailing a check to a Fund’s Transfer Agent, along with a letter providing the account number. Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third party check.

Shares of either Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date a Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

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For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 877.421.5078 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of each Fund’s shares and the valuation of Fund assets are discussed in “Net Asset Value.”

Exchanging Shares

If you have held all or part of your shares in a Fund for at least seven days, you may exchange those shares for shares of the other Fund if such Fund is available for sale in your state and meets the investment criteria of the investor.

If you are an existing shareholder of either Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus.

Before effecting an exchange, you should read the Prospectus.

An exchange represents the sale of shares from one Fund and the purchase of shares of the other Fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax-deferred account. If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described in this SAI in “Redemption Fees” below.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write each Fund for further details.

Redemption of Shares

If the Board determines that it is in the best interests of the remaining shareholders of the Fund, a Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A

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shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, either Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. A Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

No redemption requests will be processed until the Fund has received a completed purchase application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 15 days or more.

Redemption Fees. If you sell or exchange your shares after holding them 90 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the applicable Fund, and are designed to help offset the brokerage commissions, market impact, and other costs associated with short-term shareholder trading.

The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers, and changes of account registration within a Fund as long as the money never leaves the fund; and (iii) redemptions in kind.

Each Fund also permits waivers of the short-term redemption fee for the following transactions:

•	Redemptions due to small balance maintenance fees;

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•	Redemptions related to death or due to a divorce decree;
•

Certain types of IRA account transactions, including: redemptions pursuant to systematic withdrawal programs, withdrawals due to disability, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

•

Certain types of employer-sponsored and 403(b) retirement plan transactions, including: loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

Each Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC.

There is no guarantee that the Trust will be successful in its efforts to enforce its redemption/exchange fee.

Redemption By Mail. Shares may be redeemed by mail by submitting a written request from the registered owner(s) signed exactly as shares are registered. Signature guarantees by an acceptable guarantor are required to redeem amounts greater than $50,000 or to have proceeds sent to an address other than the address of record. The Transfer Agent has adopted standards and procedures pursuant to which signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program (“STAMP”) and the Stock Exchanges Medallion Program. Shareholders with any questions regarding signature-guarantees should contact the Transfer Agent.

In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator or certificates of corporate authority.

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Checks for redemption proceeds will be mailed to the address of record within seven days of redemption.

Redemption By Wire. If redemption by wire has been elected in the Purchase Application, shares may be redeemed on any business day upon request made by telephone or letter. A shareholder or any authorized agent (so designated on the Account Application Form) must provide the Transfer Agent with the dollar or share amount to be redeemed, the account to which the redemption proceeds should be wired, the name of the shareholder and the shareholder’s account number. Shareholders should note that their bank may charge a fee in connection with transferring money by wire.

A shareholder may change its authorized agent, the address of record or the account designated to receive redemption proceeds at any time by providing the Transfer Agent with written instructions signature guaranteed as described above.

Telephone Redemption. A shareholder may request redemption by calling the Transfer Agent at 877.421.5078. Proceeds from telephone redemptions will be forwarded to the shareholder by check unless the shareholder has requested redemption by wire in the manner described above under “Redemption by Wire.” The check will be made only payable to the registered shareholder and sent to the address of record on file with the Transfer Agent. Each Fund reserves the right to refuse a telephone request for redemption if it is believed advisable to do so. Procedures for redeeming shares by telephone may be modified or terminated at any time by a Fund. Neither the Fund nor the Transfer Agent will be liable for following redemption instructions received by telephone which are reasonably believed to be genuine, and the shareholder will bear the risk of loss in the event of unauthorized or fraudulent telephone instructions. Each Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund and/or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions if they do not follow such procedures. Each Fund may require personal identification codes.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board. The Board approves all significant agreements between the Trust on behalf of the Funds and the persons or companies that furnish services to the Funds, including agreements with their distributor, investment manager, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Adviser and a third party administrator.

The name, address, age and principal occupations for the past five years of the Trustees and officers of the Funds are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee.

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INDEPENDENT TRUSTEES

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
Mary K. Anstine, age 69	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), HealthONE and Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	11	Ms. Anstine is a Trustee of ALPS ETF Trust (10 funds); Financial Investors Variable Insurance Trust (5 funds); ALPS Variable Insurance Trust (1 fund); Reaves Utility Income Fund (1 fund); and Westcore Trust (12 funds).
John R. Moran, Jr., age 80	Trustee	Mr. Moran was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado.	11	None.
Jeremy W. Deems, age 33	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008	Mr. Deems is the Co-President and Chief Financial Officer of Green Alpha Advisors, LLC. Prior to joining Green Alpha Advisors, Mr. Deems was	11	Mr. Deems is a Trustee of ALPS ETF Trust (10 funds); ALPS Variable

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Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
		meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	CFO and Treasurer of Forward Management, LLC, an investment management company, ReFlow Management Co., LLC, a liquidity resourcing company, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company (from 2004 to June 2007). Prior to this, Mr. Deems served as Controller of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC and Sutton Place Management, LLC.		Insurance Trust (1 fund); and Reaves Utility Income Fund (1 fund).
Jerry G. Rutledge, age 66	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	11	Mr. Rutledge is a Trustee of Clough Global Allocation Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund) and a Director of the American National Bank.
Michael “Ross” Shell, age 39	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor	11	None.

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Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**

Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.

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INTERESTED TRUSTEE

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
Edmund J. Burke, age 49	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.	Mr. Burke is Chief Executive Officer and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and FTAM Distributors, Inc. (“FDI”) and from 2001-2008, was President of AAI, ADI, AFS and FDI. Because of his positions with AHI, AAI, ADI, AFS and FDI, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Allocation Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since	11	Mr. Burke is a Trustee of Clough Global Allocation Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Trustee of the Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

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Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**	Number of Funds in Fund Complex Overseen by Trustee ***	Other Directorships Held by Trustee During Past 5 Years**
2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.

OFFICERS

Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
Jeremy O. May, age 40	Treasurer	Mr. May was elected Treasurer of the Trust at the October 7, 1997 meeting of the Board of Trustees.	Mr. May joined ALPS in 1995 and is currently President and Director of AFS and Director and Executive Vice President of AHI, AAI, ADI and FDI. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Clough Global Allocation Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Financial Investors Trust and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and Chairman and Trustee of the Reaves Utility Income Fund. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.
JoEllen L. Legg, age 48	Secretary	Ms. Legg was elected Secretary of the Trust at the November 13, 2007 meeting of

Ms. Legg joined ALPS in October 2007 and is currently Vice President and Associate Counsel of ALPS, AAI, ADI and FDI. Prior to joining ALPS, Ms. Legg served as Senior Counsel - Law (Corporate & Securities) for Adelphia Communications Corporation from February 2005 to March 2007. Prior to this, Ms. Legg held associate

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Name, Address* & Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years**
the Board of Trustees.

positions at Fried Frank Harris Shriver & Jacobson LLP (1998 - 2004) and at Patton Boggs LLP (2004 - 2005). Because of her position with ALPS, Ms. Legg is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Legg is also the Secretary of the Transparent Value Trust, Vice President and Assistant Secretary of the Oak Associates Funds, Assistant Secretary of James Advantage Funds, Stone Harbor Investment Funds and WesMark Funds.

Ted Uhl, age 35	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act.
Kimberly R. Storms, age 38	Assistant Treasurer	Ms. Storms was elected Assistant Treasurer of the Trust at the June 14, 2005 meeting of the Board of Trustees.	Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust and ALPS Variable Insurance Trust; Assistant Treasurer of Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.; and Assistant Secretary of Ameristock Mutual Fund, Inc.
Monette R. Nickels, age 39	Tax Officer	Ms. Nickels was elected Tax Officer of the Trust at the December 8, 2009 meeting of the Board of Trustees.	Ms. Nickels is Senior Vice President and Director of Tax Administration of ALPS. Ms. Nickels joined ALPS in 2004 as Director of Tax Administration. Because of her position with ALPS, Ms. Nickels is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Nickels is also Tax Officer of ALPS Variable Insurance Trust, ALPS ETF Trust, Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, Clough Global Equity Fund and Financial Investors Variable Insurance Trust.

*All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, Colorado 80203.

**Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

*** The Fund complex includes all series of the Trust and any other investment companies for which Vulcan Value Partners, LLC provides investment advisory services.

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Additional Information About the Trustees’ Qualifications and Experience

The following is a brief discussion of the specific education, experience, qualifications, or skills that led to the conclusion, as of the date of this SAI, that each person identified below should serve as a Trustee for the Trust.

Mary K. Anstine

Ms. Anstine has been an Independent Trustee of the Trust since March 21, 1997. Currently retired, Ms. Anstine has over 30 years of financial services experience. Most recently, she was President and CEO of HealthONE Alliance, Denver, Colorado from 1994 through 2004. From 1964 to 1994, Ms. Anstine held positions leading up to Executive Vice President of First Interstate Bank. She was selected to serve as a Trustee of the Trust based on her business and financial services experience.

Jeremy W. Deems

Mr. Deems has been an Independent Trustee of the Trust since March 11, 2008. In 2007, Mr. Deems co-founded Green Alpha Advisors, LLC, a registered investment adviser, for which he currently serves as Co-President and Chief Financial Officer. Prior to co-founding Green Alpha Advisors, Mr. Deems was CFO of Forward Management, LLC, investment advisor to the Forward Funds and Sierra Club Mutual Funds, where he was also co-portfolio manager to the Sierra Club Stock Fund. In addition, he was the CFO of ReFlow Management Co., LLC. Prior to joining Forward and ReFlow, he served as Regional Marketing Assistant within the Investment Consulting Services Group at Morgan Stanley Dean Witter. Mr. Deems received a B.S. and a MBA in finance from Saint Mary’s College of California and is a licensed Certified Public Accountant and a member of the American Institute of Certified Public Accountants. He was selected to serve as a Trustee of the Trust based on his business, financial services, accounting and investment management experience.

John R. Moran, Jr.

Mr. Moran has been an Independent Trustee of the Trust since March 21, 1997. Mr. Moran is formerly President and CEO of The Colorado Trust, a private foundation serving the health and hospital community in the state of Colorado. An attorney, Mr. Moran was formerly a partner with the firm of Kutak Rock & Campbell in Denver, Colorado and a member of the Colorado House of Representatives. Currently, Mr. Moran is a member of the Treasurer’s Investment Advisory Committee for the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business, financial services, and accounting experience.

Jerry G. Rutledge

Mr. Rutledge has been an Independent Trustee of the Trust since August 7, 2009. Mr. Rutledge is the President and owner of Rutledge’s Inc., an upscale men’s clothing store, which he opened in 1967. Mr. Rutledge has over 40 years of business experience. He served on the CU Board of Regents from 1995 to 2007 and currently serves on the Board of American National Bank. Mr. Rutledge is a graduate of the University of Colorado. He was selected to serve as a Trustee of the Trust based on his business experience.

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Michael “Ross” Shell

Mr. Shell has been an Independent Trustee of the Trust since August 7, 2009. In 2008, Mr. Shell founded Red Idea, LLC, a strategic consulting/early stage venture firm, for which he currently serves as CEO. From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency, during which time he also served as Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, he worked as a business strategy consultant, he was on the Global Client Services team of IDEO, and he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

Edmund J. Burke

Mr. Burke has been an Interested Trustee of the Trust since August 7, 2009. Mr. Burke joined ALPS Fund Services, Inc., the Fund’s administrator, in 1991 and currently serves as its Chief Executive Officer and Director. He is also a Director of ALPS Holdings, Inc., ALPS Advisors, Inc., ALPS Distributors, Inc., the Fund’s principal underwriter, and FTAM Distributors, Inc. Mr. Burke has over 20 years of financial services and investment management experience. Before joining ALPS, Mr. Burke was a Regional Vice President for the Pioneer Funds in Boston and has also worked with Fidelity. Mr. Burke has a B.A. in Economics from the University of New Hampshire. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience.

None of the Independent Trustees own securities in the Adviser or Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or Distributor.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of six members, five of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Edmund J. Burke, an Interested Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman and may also perform such other functions as may be delegated by the

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Board from time to time. The Board has determined not to appoint a lead independent trustee. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These characteristics include, but are not limited to, the Trust’s multiple series of fund shares, each fund’s single portfolio of assets, each fund’s net assets, the services provided by the funds’ service providers, the formal and informal functions of the various Independent Trustees both during and between Board meetings, the existence of the Trust for over 15 years and the long board service of some of the Independent Trustees, which in some cases date back to the inception of the Trust.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory, sub-advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

None of the Independent Trustees own securities in the Adviser or the Distributor, nor do they own securities in any entity directly controlling, controlled by, or under common control with the Adviser or the Distributor.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees are: Ms. Anstine and Messrs. Deems (Chairman), Moran, Rutledge and Shell. The Audit Committee met three times during the fiscal year ended April 30, 2010.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing

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policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are currently: Ms. Anstine (Chairman) and Messrs. Deems, Moran, Rutledge and Shell. The Nominating and Corporate Governance Committee of the Board met two times during the fiscal year ended April 30, 2010.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: Financial Investors Trust, 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

As of December 30, 2009, there were no outstanding shares of the Funds, and therefore, the dollar range of equity securities in the Funds beneficially owned by the Interested Trustee were as follows:

Interested Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Edmund J. Burke	None	None

As of December 30, 2009, there were no outstanding shares of the Funds, and therefore, the dollar range of equity securities in the Funds beneficially owned by Independent Trustees were as follows:

Independent Trustees	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Mary K. Anstine	None	None

Jeremy W. Deems	None	None

John R. Moran, Jr.	None	None

Jerry G. Rutledge	None	None

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Michael “Ross” Shell	None	None

Remuneration of Trustees. The Independent Trustees of the Trust receive an annual fee in the amount of $10,000 and an additional $1,500 for attending each Board meeting. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings. For the fiscal year ended April 30, 2010, the Independent Trustees received the following compensation:

	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*

Mary K. Anstine	$16,000	$0	$0	$16,000

Jeremy W. Deems	$16,000	$0	$0	$16,000

John R. Moran, Jr.	$16,000	$0	$0	$16,000

Jerry G. Rutledge	$11,837	$0	$0	$11,837

Michael “Ross” Shell	$11,837	$0	$0	$11,837

* The Fund Complex includes all series of the Trust and any other investment companies for which Vulcan Value Partners provides investment advisory services.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

Vulcan Value Partners, LLC (“Vulcan” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Funds’ business affairs and is engaged to manage the investments of each of the Funds in accordance with its investment objective, policies and limitations and investment guidelines established by the Adviser and the Board. Formed in 2007, Vulcan managed approximately $60 million in client assets at June 30, 2010 and is registered with the SEC as an investment adviser. The Adviser’s principal address is 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Vulcan Value Partners Fund and the Vulcan Value Partners Small Cap Fund pay the Adviser an annual management fee of 1.00% and 1.25%, respectively, based on the Fund’s average daily net assets. The management fee is paid on a monthly basis.

The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board, shareholders of the Funds or the Adviser

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may terminate the Advisory Agreement upon sixty (60) days notice. A discussion regarding the basis for the Board’s approval of the Funds’ Advisory Agreement is provided in the Funds’ semi-annual report to shareholders for the period ending April 30, 2010.

The table below shows the management fees waived by Vulcan for the periods indicated:

For the Period December 30, 2009 (Inception) to April 30, 2010
Vulcan Value Partners Fund	$24,432
Vulcan Value Partners Small Cap Fund	$16,371

The table below shows the actual management fees earned by the Adviser, with respect to each Fund, for the periods indicated:

For the Period December 30, 2009 (Inception) to April 30, 2010
Vulcan Value Partners Fund	$24,432
Vulcan Value Partners Small Cap Fund	$16,371

For the period ended April 30, 2010 the actual Management Fees paid by the Funds were $0 for Vulcan Value Partners Fund and $0 for Vulcan Value Partners Small Cap Fund.

In addition, for the period ended April 30, 2010, Vulcan reimbursed each Fund for expenses, other than management fees, as set out in the table below:

For the Period December 30, 2009 (Inception) to April 30, 2010
Vulcan Value Partners Fund	$60,354
Vulcan Value Partners Small Cap Fund	$59,748

As described in the Prospectus under “Fees and Expenses of Each Fund,” the Adviser has contractually agreed to limit certain of each Fund’s expenses until August 31, 2011.

Under the terms of the Advisory Agreement, the Adviser shall not be liable for losses or damages incurred by a Fund, unless such losses or damages are attributable to the willful

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misfeasance, bad faith or gross negligence on the part of the Adviser or from reckless disregard by it of its obligations and duties under the Advisory Agreement (“disabling conduct”). In addition, each Fund will indemnify the Adviser and its affiliates and hold each of them harmless against any losses or damages not resulting from disabling conduct.

ADMINISTRATOR

The Funds currently employ ALPS Fund Services, Inc. (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds. ALPS is an affiliate of ADI. Information on the services provided by the Administrator and the fees paid to the Administrator is available in the Prospectus.

The table below shows the administrative fees earned by ALPS for the periods indicated:

For the Period December 30, 2009 (Inception) to April 30, 2010
Vulcan Value Partners Fund	$42,135
Vulcan Value Partners Small Cap Fund	$28,393

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS) (“ADI” or the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, as distributor of the Funds pursuant to a distribution agreement between the Distributor and the Trust on behalf of each Fund. The Distributor is not obligated to sell any specific amount of Fund shares. During the period ended April 30, 2010, the Distributor did not receive any commissions or other compensation.

CODE OF ETHICS

The Funds, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

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Attached as Appendix B is the summary of the guidelines and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of a Fund or the Adviser, on the other. This summary of the guidelines gives a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with a Fund’s investment objectives. When applicable, information on how each Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (1) upon request, by calling 877.421.5078 and (2) on the SEC’s website at http://www.sec.gov.

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially owns 5% or more of any class of a Fund’s outstanding equity securities. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Because each of the Fund is new, as of the date of this SAI, there were no principal shareholders nor control persons of either Fund, and the Trustees and Officers of the Trust as a group did not own any of the outstanding shares of either Fund.

As of July 31, 2010, the following shareholders owned 5% or more of the outstanding shares of the Fund as listed below:

FUND		PERCENTAGE INTEREST	TYPE OF OWNERSHIP
Vulcan Value Partners Fund	Charles Schwab & Co Inc.	65.30%	Beneficial
Vulcan Value Partners Fund	C.T. Fitzpatrick 3500 Blue Lake Drive, Suite 400 Birmingham, AL 35243	7.45%	Record
Vulcan Value Partners Small Cap Fund	NFS LLC FBO James W Anderson 2612 Abingdon Road Birmingham, AL 35243	42.28%	Beneficial

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Vulcan Value Partners Small Cap Fund	Charles Schwab & Co. Inc. Attn Mutual Funds 101 Montgomery Street San Francisco, CA 94104	26.54%	Beneficial
Vulcan Value Partners Small Cap Fund	C.T. Fitzpatrick 3500 Blue Lake Drive, Suite 400 Birmingham, AL 35243	7.58%	Record

EXPENSES

Each Fund’s expenses include taxes, interest, fees and salaries of such Fund Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for each Fund. Unless noted otherwise, all information is provided as of April 30, 2010.

Other Accounts Managed by Portfolio Manager

The table below identifies as of April 30, 2010, for the portfolio manager of each Fund, the number of accounts (other than the Funds with respect to which information is provided) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

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	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
		(in millions)		(in millions)		(in millions)

C.T. Fitzpatrick	0	$0	0	$0	22	$33

Portfolio Manager Compensation

Mr. Fitzpatrick is the majority equity owner of the Adviser and is entitled to receive distributions from the Adviser if and when made to the equity owners of the Adviser, pro rata in proportion to his equity interest. He does not receive a base salary and is not anticipated to receive a bonus.

Ownership of Securities

The table below identifies ownership of Fund securities by the Portfolio Manager as of April 30, 2010.

FUND	DOLLAR RANGE OF OWNERSHIP OF SECURITIES

Vulcan Value Partners Fund	Over $1,000,000

Vulcan Value Partners Small Cap Fund	Over $1,000,000

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio manager listed in the table above.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser may seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

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Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

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Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

NET ASSET VALUE

The following is a description of the procedures used by each Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). Each Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, equity securities listed or traded on national securities exchanges are valued at the last sale price or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. OTC securities are valued at the mean of the current bid and ask price.

Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board. Amortized cost involves

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valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

TAXES

IThis section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and the administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, including changes with retroactive effect. The following does not address any state, local or foreign tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon his or her particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are:

(i)	U.S. citizens or residents,

(ii)	U.S. corporations,

(iii)	an estate whose income is subject to U.S. federal income taxation regardless of its source, or

(iv)

a trusts, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or certain electing trusts that were in existence on August 20, 1996, and were treated as domestic trusts on August 19, 1996.

This discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-advantaged accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, and (viii) shareholders who are subject to the U.S. federal alternative minimum tax.

If a partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. Partners of partnerships that are considering the purchase of shares should consult their own tax advisors regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Trust has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could

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adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective shareholders are urged to consult with their own tax advisors as to the particular U.S. federal tax consequences to them of an investment in the Funds, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is each Fund’s policy to distribute to its shareholders as “ordinary income dividends” substantially all net investment income and short-term capital gains. It is also each Fund’s policy to distribute annually all net realized long-term capital gains, if any, after offsetting any capital loss carryovers as “Capital Gains Dividends.”

Ordinary income dividends and capital gain distributions are payable in full and fractional shares of the relevant class of the Fund based upon the net asset value determined as of the close of the Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their ordinary income dividends or capital gain dividends, or both, in cash. The election may be made at any time by submitting a written request directly to the applicable Fund. In order for a change to be in effect for any dividend or distribution, it must be received by such Fund on or before the record date for such dividend or distribution.

If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the applicable Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year on or before January 31st of the succeeding year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnership;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of such Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of such Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the

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securities (other than the securities of other regulated investment companies) of two or more issuers which such Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more “qualified publicly traded partnerships” and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of a Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities pursuant to regulations that may be promulgated in the future. For purposes of the 90% requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – such Fund would be subject to U.S. federal income tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company in a subsequent year, such a Fund may be required to pay an interest charge and a penalty to the IRS as well as distribute to its shareholders its earnings and profits attributable to non-regulated investment company years. In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, such a Fund may be required to recognize and pay U.S. federal income tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the effected Fund had been liquidated) or, alternatively, to be subject to U.S. federal income tax on such built-in gain recognized for a period of ten years, in order to qualify as a regulated investment company in a subsequent year.

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Each Fund intends to distribute substantially all of its investment company taxable income and to distribute all net realized long-term capital gains for each taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular U.S. federal corporate income rates on the amount retained. If a Fund retains any net capital gain, it will also be subject to tax at regular U.S. federal corporate income tax rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the effected Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal, under current law, to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of a Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of a Fund’s ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31st plus undistributed amounts from prior years. For these purposes, each Fund will be treated as having distributed any amount for which it is subject to U.S. federal income tax. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of a Fund’s earnings and profits. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated by such Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gains. Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. For taxable years beginning before January 1, 2011, a Fund may designate certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at the rates applicable to long-term capital gain. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the applicable Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both such Fund and its shareholders for taxable years beginning before January 1, 2011. No Fund expects a significant portion of distributions to be derived from qualified dividend income.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in

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additional shares (other than distributions, if any, designated by the Fund as “exempt-interest dividends”). Any gain resulting from the sale or exchange of Fund shares generally will be taxable as capital gains. Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011.

Dividends received by corporate shareholders may qualify for the 70% dividends received deduction to the extent of the amount of qualifying dividends received by a Fund from domestic corporations and to the extent a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated generally as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of such Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Passive Foreign Investment Companies

Funds that invest in non-U.S. securities may own shares in certain foreign investment entities, referred to as “passive foreign investment companies” (“PFICs”). In order to avoid U.S. federal income tax on distributions received from a PFIC, and an additional charge on a portion of any “excess distribution” from such companies or gain from the disposition of such shares, a Fund

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may elect to “mark-to-market” annually its investments in such entities, which will result in such Fund being treated as if it had sold and repurchased all its PFIC stock at the end of each year. As a result of the mark-to-market election, an electing Fund would report any such gains as ordinary income and would deduct such losses as ordinary losses to the extent of previously recognized gains. By making the mark-to-market election, an electing Fund could potentially mitigate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year it may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. An electing Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above. Alternatively, a Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by an electing Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. In order to make a QEF election, a Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

Non-U.S. Taxes

Each Fund that invests in non-U.S. securities may be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in such Fund’s portfolio. If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), such Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If a Fund makes the election, the amount of each shareholder’s distribution reported on the information returns filed by such Fund with the IRS must be increased by the amount of the shareholder’s portion of such Fund’s non-U.S. tax paid. A shareholder’s ability to claim all or a part of a non-U.S. tax credit or deduction in respect of non-U.S. taxes paid by a Fund may be subject to certain limitations imposed by the Code.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income.

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Financial Products

Each Fund’s investments in options, futures contracts, hedging transactions, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to such Fund, defer such Fund’s losses, cause adjustments in the holding periods of such Fund’s securities, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character distributions to Fund shareholders.

Some of a Fund’s investments, such as certain option transactions as well as futures transactions in foreign currency contracts that are traded in the interbank market, may be “section 1256 contracts.” Gains and losses on section 1256 contracts are generally treated as 60% long-term capital and 40% short-term capital, although certain foreign currency gains and losses from such contracts may be treated as entirely ordinary in character. Section 1256 contracts held by a Fund at the end of a taxable year are “marked to market” for income tax purposes, meaning that unrealized gains or losses are treated as though they were realized (and treated on the 60/40 basis described above).

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by such Fund. Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Certain U.S. federal income tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects. As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of such Fund as a regulated investment company.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by a Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options, futures contracts and foreign currencies, are likely to result in a difference between such Fund’s book income and taxable income. This difference may cause a portion of a Fund’s income distributions to constitute a return of capital or capital gain for U.S. federal income tax purposes or require such Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Securities Issued or Purchased at a Discount

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A Fund’s investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require that Fund to accrue and distribute income not yet received. In addition, payment-in-kind securities will give rise to income which is required to be distributed even though such Fund does not receive an interest payment in cash on the security during the year. In order to generate sufficient cash to make the requisite distributions, an effected Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. An effected Fund may realize gains or losses from such sales. In the event such Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. Each Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes.

High-Risk Securities

Each Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that such Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Real Estate Investment Trusts

A Fund’s investments in REIT equity securities may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

Tax-Exempt Shareholders

Under current law, each Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if either: (1) the applicable Fund invests in REITs that hold

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residual interests in real estate mortgage investment conduits (“REMICs”); or (2) shares in the applicable Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. If a charitable remainder trust (as defined in section 664 of the Code) realizes any UBTI for a taxable year, it will be subject to an excise tax on such income. A Fund may invest in REITs that hold residual interests in REMICs.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish such Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

Recently Enacted Legislation

For tax years beginning after 2012, a 3.8% surtax will apply to net investment income of an individual taxpayer earning over $200,000 ($250,000 for a joint return). Net investment income will include interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a trade or business). Net investment income will be reduced by deductions properly allocable to such income.

Recently enacted legislation will impose a 30% withholding tax on dividends and redemption proceeds paid after December 31, 2012, to (i) foreign financial institutions (as defined in section 1471 of the Code) unless they agree to collect and disclose to the IRS information regarding direct and indirect U.S. account holders and (ii) certain other foreign entities unless they certify certain information regarding their direct and indirect U.S. owners.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisor to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of an investment in the Funds would have on their particular tax situation.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Non-U.S. investors should consult their tax advisors concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty).

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must

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file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on November 30, 1993 and consists of eleven separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or funds. When certain matters affect one fund but not another, the shareholders would vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the

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Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of each fund are entitled to receive the assets attributable to such fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to a particular fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Trust Instrument disclaims liability of the shareholders, Trustees or Officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian. The Bank of New York Mellon (the “Custodian”), located at One Wall Street, New York, NY 10286, serves as the custodian for each Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds. Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Funds.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for each Fund. As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Funds; (b) make dividend and other distributions to shareholders of the Funds; (c) effect transfers of shares; (d) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of ADI.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP (“Deloitte”) serves as the Funds’ independent registered public accountant. Deloitte provides audit services, tax return

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preparation and assistance and consultation in connection with review of SEC filings. Deloitte is located at 555 17th St. #3600, Denver, CO 80202.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Funds and is located at 1550 17th Street, Suite 500, Denver, Colorado 80202.

PERFORMANCE INFORMATION

Yield and Total Return. Each Fund may from time to time include the yield and/or total return of their shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

Each Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of the Funds.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in either Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of that Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Each Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa:   Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:   Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A:   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:   Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:   Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B:   Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa:   Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:   Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C:   Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1,2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:   Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2:   Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3:   Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME:   Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA:   An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:   An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:   An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:   An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:   An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:   An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:   An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:   An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:   A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:   An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–):   The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r:   This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:   This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1:   A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:   A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:   A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:   A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C:   A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:   A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings, that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

•	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B - Proxy Voting Policies and Procedures

Vulcan Value Partners, LLC

Proxy Voting Policy and Procedures

Adopted as of October 15, 2009

Background. Under Rule 206(4)-6 of the Investment Advisers Act of 1940, any registered investment adviser that exercises voting authority with respect to its clients’ securities must adopt proxy voting policies and procedures Vulcan Value Partners, LLC (the “Advisor”) has adopted the following Proxy Voting Policy and Procedures to ensure that client proxies are voted in the best interest of the clients’ accounts and are not affected by any material conflicts of interest within the Advisor.

General Policy. With respect to securities held in client accounts, the Advisor shall vote in the best interest of its clients without regard to the Advisor’s interest. Generally, the Advisor will support company management teams which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term, consistent with the Advisor’s belief that long-term shareholder value need not be sacrificed in favor of short term gains. Accordingly, it is the general policy of the Advisor (the “General Policy”) to vote in accordance with management recommendations on proposals, except: (1) the Advisor will oppose proposals that diminish rights of shareholders or diminish management or board accountability to shareholders to an extent that the Board of Managers of the Advisor determines is inconsistent with the long term interests of shareholders; and (2) the Advisor will oppose compensation plans that are excessive relative to comparable companies’ compensation packages or appear unreasonable in light of the companies’ performance. The foregoing notwithstanding, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer. On occasion, votes may be withheld for certain directors to show the Advisor’s disfavor with a company’s chief executive or particular directors.

Conflicts of Interest. In cases where the Advisor votes securities in accordance with the General Policy described above, the vote is insulated from potential conflicts of interest that the Advisor may have. Only in those instances when the Advisor determines that it is in the best interest of its clients to vote securities contrary to its General Policy does the potential for a conflict arise. For purposes of this policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Advisor or an affiliate of which the Advisor has actual knowledge that may affect the Advisor’s judgment in voting securities in the best interest of client accounts. Material conflicts of interest may arise when the Advisor or an affiliate serves as investment advisor or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer. Immaterial conflicts of interest may arise when the Advisor or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) that does not affect the Advisor’s judgment. In the event that the Advisor

B-1

determines that there is a material conflict of interest with respect to the proxy vote, the conflict of interest and the Advisor’s recommendation must be disclosed to the client and consent or direction must be obtained from the client. If the client does not provide such consent or direction, the Advisor will not submit a proxy vote on behalf of such client.

Deviations from General Policy. In instances where the Advisor has determined that it is not in the best interest of its clients to follow the General Policy (whether due to inadequacies in company management teams, a material conflict of interest or otherwise), the Advisor’s Chief Compliance Officer (the “CCO”) must approve any recommendations for votes. All votes in which the Advisor has chosen to override the General Policy will be reviewed on a quarterly basis by the CCO. The CCO is responsible for maintaining the documentation regarding any vote recommendations or vote overrides.

Inability to Vote. The Advisor will, at all times, make a best effort to vote all proxies in the best interest of its clients. However, there may be some instances in which the Advisor will choose not to vote or may not be able to vote a proxy. Issues that may affect the Advisor’s ability to vote include extraordinary requirements such as share blocking or the requirement to vote the security in person.

The Advisor will provide a copy of the Proxy Voting Policy and Procedures to any client upon request. In addition, clients may contact the Advisor for information on how the proxies for the securities in their portfolios were voted. All such information will be mailed to clients free of charge.

This policy will be reviewed and approved on an annual basis by the CCO of the Advisor.

B-2

PART C.  OTHER INFORMATION

Item 28.	Exhibits

	(a)	(1)	Trust Instrument of Registrant.(1)

		(2)	Revised Trust Instrument of Registrant.(1)

		(3)	Amendment to Trust Instrument of Registrant dated August 7, 2009.(8)

	(b)	(1)	By-Laws of Registrant.(1)

		(2)	Revised By-Laws of Registrant.(1)

		(3)	Amendment to By-Laws of Registrant dated April 25, 2008.(5)

	(c)		Provisions of instruments defining rights of security holders are contained in Articles 2 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).

	(d)	(1)	Investment Advisory and Management Agreement dated October 1, 2007 between Registrant and ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

		(2)	Investment Sub-Advisory Agreement dated October 1, 2007 among Registrant, ALPS Advisers, Inc. (n/k/a ALPS Advisors, Inc.) and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

		(3)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund) (filed herewith).

		(4)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Wellington Management Company, LLP with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund) (filed herewith).

		(5)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund (filed herewith).

		(6)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Clough Capital Partners, LP with respect to the Clough China Fund (filed herewith).

	(7)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

	(8)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and GNI Capital, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

	(9)	Investment Advisory Agreement between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

	(10)	Form of Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(12)

	(11)	Form of Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Jefferies Asset Management, LLC with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(12)

	(12)	Form of Investment Advisory Agreement between Registrant and Palliser Bay, the institutional division of Clark Capital Management Group, Inc. with respect to the Navigator Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

	(13)	Form of Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(13)

	(14)	Form of Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and RiverFront Investments, LLC with respect to the RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(13)

	(15)	Form of Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

	(16)	Form of Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

(e)	(1)	Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

(2)	Amendment No. 1 dated August 31, 2009 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund) (filed herewith).

(3)	Amendment No. 2 dated October 30, 2009 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

(4)	Amendment No. 3 dated January 15, 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Clough China Fund (filed herewith).

(5)	Form of Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(10)

(6)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm.(10)

(7)	Form of Administrative Services Agreement between ALPS Distributors, Inc. and servicing firm.(3)

(8)	Form of Fund-SERV Agreement between ALPS Distributors, Inc. and servicing firm.(10)

(9)	Form of Trust Networking Agreement between ALPS Distributors, Inc. and servicing firm.(10)

(10)	Distribution Agreement dated December 30, 2009 between Registrant and ALPS Distributors, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

(11)	Form of Distribution Agreement between dated Registrant and ALPS Distributors, Inc. with respect to the Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

(12)	Amendment No. 4 dated March 9, 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund) and ALPS/GNI Long-Short Funds.(14)

	(13)	Form of Amendment dated , 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund, RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(12)

	(14)	Form of Amendment dated , 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

(f)		None.

(g)	(1)	Custody Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(5)

	(2)	Foreign Custody Manager Agreement dated November 13, 2007 between Registrant and The Bank of New York with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(5)

	(3)	Custodian Agreement dated August 3, 2009 between Registrant and Union Bank N.A. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund) (filed herewith).

	(4)	Amendment No. 1 dated November 2, 2009 to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/GNI Long-Short and Clough China Funds (filed herewith).

	(5)	Amendment No. 1 dated November 2, 2009 to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/GNI Long-Short and Clough China (filed herewith).

	(6)	Amendment No. 2 dated December 30, 2009 to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

	(7)	Amendment No. 2 dated December 30, 2009 to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

	(8)	Form of Amendment to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund, RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(12)

	(9)	Form of Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund, RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(12)

	(10)	Form of Amendment to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

	(11)	Form of Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

	(12)	Form of Amendment to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

	(13)	Form of Amendment to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

(h)	(1)	Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

	(2)	Amendment No. 2 dated August 31, 2009 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund) (filed herewith).

	(3)	Amendment No. 3 dated October 30, 2009 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

	(4)	Amendment No. 4 dated January 15, 2010 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund (filed herewith).

(5)	Amendment No. 5 dated March 9, 2010 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund)and ALPS/GNI Long-Short Funds.(14)

(6)	Transfer Agency and Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

(7)	Transfer Agency and Interactive Client Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

(8)	Form of Amendment dated , 2010 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund, RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds dated October 1, 2007.(12)

(9)	Form of Transfer Agency and Service Agreement dated between Registrant and ALPS Fund Services, Inc. with respect to the Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

(10)	Form of Amendment dated , 2010 to the Transfer Agency and Service Agreement between Registrant and ALPS Fund Services, Inc. dated October 1, 2007 with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

(11)	Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(4)

(12)	Amendment No. 1 dated August 31, 2009 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund) (filed herewith).

(13)	Amendment No. 2 dated October 30, 2009 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/GNI Long-Short Fund (filed herewith).

(14)	Amendment No. 3 dated January 15, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund (filed herewith).

(15)	Amendment No. 4 dated March 9, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund)and ALPS/GNI Long-Short Funds (filed herewith).

(16)	Fund Accounting and Administration Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

(17)	Form of Amendment to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund, RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(12)

(18)	Form of Fund Accounting and Administration Agreement dated between Registrant and ALPS Fund Services, Inc. with respect to the Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

(19)	Form of Amendment dated to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

(20)	PFO Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

(21)	Chief Compliance Officer Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

(22)	Form of PFO Services Agreement dated among Registrant, ALPS Fund Services, Inc. and Palliser Bay, the institutional division of Clark Capital Management Group, Inc. with respect to Navigator Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

(23)	Form of Chief Compliance Officer Services Agreement dated among Registrant, ALPS Fund Services, Inc. and Palliser Bay, the institutional division of Clark Capital Management Group, Inc. with respect to Navigator Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

(24)	Fee Waiver Letter Agreement dated March 9, 2010 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(14)

(25)	Fee Waiver Letter Agreement dated August 28, 2009 between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund (filed herewith).

(26)	Fee Waiver Letter Agreement dated March 9, 2010 among Registrant, ALPS Advisors, Inc. and Red Rocks Capital LLC with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(14)

(27)	Fee Waiver Letter Agreement dated March 9, 2010 between Registrant and ALPS Advisors, Inc. with respect to the ALPS/GNI Long-Short Fund.(14)

(28)	Fee Waiver Letter Agreement dated November 4, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds (filed herewith).

(29)	Fee Waiver Letter Agreement dated June 8, 2010 among Registrant, ALPS Advisors, Inc. and Jefferies Asset Management, LLC with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(12)

(30)	Form of Fee Waiver Letter Agreement dated between Registrant and Palliser Bay, the institutional division of Clark Capital Management Group, Inc. with respect to the Navigator Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

(31)	Form of Fee Waiver Letter Agreement dated between Registrant and ALPS Advisors, Inc. with respect to the RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(13)

(32)	Fee Waiver Letter Agreement dated , 2010 among Registrant, ALPS Advisors, Inc. and Kotak Mahindra (UK) Limited with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

(33)	Fee Waiver Letter Agreement dated March 9, 2010 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(14)

(i)	(1)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the Jefferies Asset Management Commodity Strategy Allocation Fund.(12)

	(2)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the Palliser Bay Small Cap Fund (to be filed by subsequent amendment).

	(3)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(15)

	(4)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

	(5)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated August 27, 2010, with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund), ALPS/GNI Long-Short, Clough China, Vulcan Value Partners Small Cap and Vulcan Value Partners Funds (filed herewith).

(j)	(1)	Consent of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm, with respect to RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds.(15)

	(2)	Consent of Grant Thornton LLP, as Independent Registered Public Accounting Firm, with respect to the RiverFront Long-Term Growth Fund.(15)

	(3)	Consent of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm, with respect to the ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

	(4)	Consent of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm, with respect to ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund), ALPS/GNI Long-Short, Clough China, Vulcan Value Partners Small Cap and Vulcan Value Partners Funds (filed herewith).

(k)		None.

(l)		Form of Share Purchase Agreement with respect to the Registrant.(14)

(m)	(1)	Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), Class A.(4)

(2)	Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), Class R.(4)

(3)	Distribution and Services Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), Class C.(14)

(4)	Shareholder Services Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), Class C.(14)

(5)	Form of Distribution and Services Plan – ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund), Class A.(6)

(6)	Distribution and Services Plan – ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund), Class C.(14)

(7)	Shareholder Services Plan – ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund), Class C.(14)

(8)	Distribution and Services Plan – Clough China Fund, Class A.(7)

(9)	Distribution and Services Plan – Clough China Fund, Class C.(7)

(10)	Shareholder Services Plan – Clough China Fund, Class C (filed herewith).

(11)	Distribution and Services Plan – ALPS/GNI Long-Short Fund, Class A.(10)

(12)	Distribution and Services Plan – ALPS/GNI Long-Short Fund, Class C.(14)

(13)	Shareholder Services Plan – ALPS/GNI Long-Short Fund, Class C.(14)

(14)	Distribution and Services Plan – Jefferies Asset Management Commodity Strategy Allocation Fund, Class A.(12)

(15)	Distribution and Services Plan – Jefferies Asset Management Commodity Strategy Allocation Fund, Class C.(12)

(16)	Shareholder Services Plan – Jefferies Asset Management Commodity Strategy Allocation Fund, Class A.(12)

(17)	Shareholder Services Plan – Jefferies Asset Management Commodity Strategy Allocation Fund, Class C.(12)

(18)	Distribution and Services Plan – RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds, Class A.(13)

	(19)	Distribution and Services Plan – RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds, Class C.(13)

	(20)	Distribution and Services Plan – RiverFront Long-Term Growth, Investor Class.(13)

	(21)	Shareholder Services Plan – RiverFront Long-Term Growth, RiverFront Moderate Growth, RiverFront Long-Term Growth & Income and RiverFront Moderate Growth & Income Funds, Class C.(13)

	(22)	Distribution and Services Plan – ALPS/Kotak India Growth Fund, Class A (to be filed by subsequent amendment).

	(23)	Distribution and Services Plan – ALPS/Kotak India Growth Fund, Class C (to be filed by subsequent amendment).

	(24)	Shareholder Services Plan – ALPS/Kotak India Growth Fund, Class A (to be filed by subsequent amendment).

	(25)	Shareholder Services Plan – ALPS/Kotak India Growth Fund, Class C (to be filed by subsequent amendment).

(n)	(1)	Rule 18f-3 Plan – ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund).(14)

	(2)	Rule 18f-3 Plan – ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).(14)

	(3)	Rule 18f-3 Plan – Clough China Fund (filed herewith).

	(4)	Rule 18f-3 Plan – ALPS/GNI Long-Short Fund.(14)

	(5)	Rule 18f-3 Plan – Jefferies Asset Management Commodity Strategy Allocation Fund.(12)

	(6)	Rule 18f-3 Plan – RiverFront Long Term Growth, RiverFront Moderate Growth, RiverFront Long Term Growth & Income and RiverFront Moderate Growth & Income Funds.(13)

	(7)	Rule 18f-3 Plan – ALPS/Kotak India Growth Fund (to be filed by subsequent amendment).

(p)	(1)	Code of Ethics for Registrant, revised as of March 13, 2006.(2)

	(2)	Code of Ethics for ALPS Holdings, Inc. (includes ALPS Advisors, Inc. and ALPS Distributors, Inc., each a subsidiary of ALPS Holdings, Inc.) revised as of May 1, 2010.(13)

	(3)	Code of Ethics for Red Rocks Capital LLC as of December 31, 2008, as amended.(6)

	(4)	Code of Ethics for Wellington Management Company, LLP as of October 1, 2008.(6)

	(6)	Code of Ethics for Clough Capital Partners LP as of May 2, 2007.(7)

	(7)	Code of Ethics for GNI Capital, Inc. as of April 20, 2009.(10)

	(8)	Code of Ethics for Vulcan Value Partners, LLC as of October 15, 2009.(11)

	(9)	Code of Ethics for Jefferies Asset Management, LLC.(12)

	(10)	Code of Ethics for Palliser Bay, the institutional division of Clark Capital Management Group, Inc. (to be filed by subsequent amendment).

	(11)	Code of Ethics for RiverFront Investments, LLC.(15)

	(12)	Code of Ethics for Kotak Mahindra (UK) Limited (to be filed by subsequent amendment).

(q)	(1)	Power of Attorney dated August 13, 2009.(9)

(1)	Incorporated by reference to the Post-Effective Amendment No. 7 to Registrant’s Registration Statement filed on August 28, 1997.
(2)	Incorporated by reference to the Post-Effective Amendment No. 30 to Registrant’s Registration Statement filed on August 28, 2006.
(3)	Incorporated by reference to the Post-Effective Amendment No. 32 to Registrant’s Registration Statement filed on September 5, 2007.
(4)	Incorporated by reference to the Post-Effective Amendment No. 33 to Registrant’s Registration Statement filed on November 20, 2007.
(5)	Incorporated by reference to the Post-Effective Amendment No. 34 to Registrant’s Registration Statement filed on May 6, 2008.
(6)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 12, 2009.
(7)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on August 20, 2009.
(8)	Incorporated by reference to the Post-Effective Amendment No. 40 to Registrant’s Registration Statement filed on August 28, 2009.
(9)	Incorporated by reference to the Post-Effective Amendment No. 41 to Registrant’s Registration Statement filed on September 28, 2009.

(10)	Incorporated by reference to the Post-Effective Amendment No. 43 to Registrant’s Registration Statement filed on October 13, 2009.
(11)	Incorporated by reference to the Post-Effective Amendment No. 46 to Registrant’s Registration Statement filed on December 29, 2009.
(12)	Incorporated by reference to the Post-Effective Amendment No. 52 to Registrant’s Registration Statement filed on June 15, 2010.
(13)	Incorporated by reference to the Form N-14 Registration Statement filed by the Registrant on June 25, 2010.
(14)	Incorporated by reference to the Post-Effective Amendment No. 57 to Registrant’s Registration Statement filed on June 30, 2010.
(15)	Incorporated by reference to the Post-Effective Amendment No. 59 to Registrant’s Registration Statement filed on July 30, 2010.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article X of the Registrant’s Trust Instrument (Exhibit (a)(1) and (a)(2) to the Registration Statement), Section 1.10 of the Distribution Agreement (Exhibit (e)(1) to the Registration Statement) and Section 15 of the Distribution Agreement (Exhibit (e)(6) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreements in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31.	Business and Other Connections of Investment Advisers.

ALPS ADVISORS, INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Edmund J. Burke	Director	See Trustee and Officer Table in SAI	Fund Servicing
Thomas A. Carter	President, Director	President and Director, ALPS Distributors and FTAM Funds Distributor, Inc., Executive Vice President and Director, ALPS Holdings, Inc. and Director, ALPS Fund Services, Inc.	Fund Servicing
Jeremy O. May	Executive Vice President, Director	See Trustee and Officer Table in SAI	Fund Servicing
John C. Donaldson	Executive Vice President, Chief Financial Officer	Chief Financial Officer, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Diana M. Adams	Senior Vice President, Controller, Treasurer	Vice President and Controller, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Tané T. Tyler	Senior Vice President, General Counsel, Secretary	General Counsel, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Bradley J. Swenson	Senior Vice President, Chief Compliance Officer	CCO, ALPS Holdings, Inc., ALPS Distributors, Inc., FTAM Funds Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Corey Dillon	Senior Vice President, Director of Institutional Advisory Services	Not Applicable	Not Applicable
Jeremy Held	Senior Vice President, Director of Research	Not Applicable	Not Applicable
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	Not Applicable	Not Applicable
William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer	Not Applicable	Not Applicable
Mark T. Haley	Vice President	Not Applicable	Not Applicable
Erin E. Douglas	Vice President, Senior Associate Counsel	Vice President, Senior Associate Counsel, ALPS Distributors, Inc. ALPS	Fund Servicing

Fund Services, Inc. and FTAM Funds Distributor, Inc.
JoEllen L. Legg	Vice President, Associate Counsel	See Trustee and Officer Table in SAI	Fund Servicing
Paul F. Leone	Vice President, Assistant General Counsel	Vice President, Assistant General Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
David T. Buhler	Vice President, Associate Counsel	Vice President, Associate Counsel, ALPS Distributors, Inc. ALPS Fund Services, Inc. and FTAM Funds Distributor, Inc.	Fund Servicing
Michael Akins	Vice President	Not Applicable	Not Applicable
Amy E. Temkin	Assistant Vice President	Not Applicable	Not Applicable

*The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1100, Denver, Colorado, 80203.

RED ROCKS CAPITAL LLC

Name*	Position with Red Rocks Capital LLC	Other Business Connections	Type of Business
Adam Goldman	Managing Partner	Not Applicable	Not Applicable
Mark Sunderhuse	Managing Partner	Not Applicable	Not Applicable
Matt Luoma	Chief Compliance Officer	Not Applicable	Not Applicable

*The principal business address for each of the Red Rocks Capital LLC representatives is: 25188 Genesee Trail Road, Suite 250, Suite 250, Golden, Colorado 80401.

WELLINGTON MANAGEMENT COMPANY, LLP

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the ALPS/WMC Value Intersection Fund’s (f/k/a Activa Value Fund)investment sub-adviser, has engaged in any other business, profession, vocation or employment of a substantial nature.

CLOUGH CAPITAL PARTNERS, LP

Name*	Position with Clough Capital Partners LP	Other Business Connections	Type of Business
Charles I. Clough, Jr.	Partner, Chief Executive Officer, Portfolio Manager	Not Applicable	Not Applicable
James E. Canty	Partner, Chief Financial Officer, Portfolio Manager	Not Applicable	Not Applicable
Eric A. Brock	Partner, Portfolio Manager	Not Applicable	Not Applicable
Daniel J. Gillis	Chief Compliance Officer	Not Applicable	Not Applicable

* The principal business address for each of the Clough Capital Partners LP representatives is: One Post Office Square, 40th Floor, Boston, Massachusetts 02109.

GNI CAPITAL, INC.

Name*	Position with GNI Capital, Inc.	Other Business Connections	Type of Business
Charles Norton	Principal, Portfolio Manager	Not Applicable	Not Applicable
Allen Gillespie	Principal, Portfolio Manager	Principal, Elliott Davis Brokerage Services, LLC	Financial Services
Philip Brice	Principal	Principal, Elliott Davis Investment Advisors	Financial Services
Ken Vilcheck	Principal	Principal, Elliott Davis Investment Advisors	Financial Services
Philip Thomas	Chief Compliance Officer	Counsel, Banking and Financial Services Group, Garrity, Graham, Murphy, Garofalo & Flinn P.C.	Law Firm

*The principal business address for each of the GNI Capital representatives is: 124 Verdae Blvd., Suite 504, Greenville, South Carolina 29607

VULCAN VALUE PARTNERS, LLC

Name*	Position with Vulcan Value Partners	Other Business Connections	Type of Business
C.T. Fitzpatrick	Chief Executive Officer, Chief Investment Officer	Current - Chairman of the Board, Green Co. (Montgomery, Alabama)	Real Estate
Bruce Donnellan	Principal / Chief Financial Officer	Former - Acquisition Manager, Southern Power Company (Birmingham, Alabama)	Public Utility
Adam McClain	Principal / Business Development	Former - First Vice President, Private Wealth Management Group, Sun Trust Bank (Memphis, Tennessee)	Financial Services
Hampton McFadden	Principal / Chief Compliance Officer	Current – Director of Republic Capital Access (Washington D.C.) Former - Co-Founder, CEO, and General Counsel of Republic Capital Access (Washington D.C.)	Financial Services
Scott Sanfratel	Principal/ Chief Operating Officer	Former - Sales/Engineering, Habasit LLC (Atlanta, Georgia)	Manufacturing

*The principal business address for each of the Vulcan Value Partners, LLC representatives is: 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243.

JEFFERIES ASSET MANAGEMENT, LLC

Name*	Position with Jefferies Asset Management, LLC	Other Business Connections	Type of Business
Adam C. De Chiara	Co-President

Co-President –Jefferies Financial Products, LLC

Co-President – Jefferies Commodity Investment Services, LLC

Registered Representative – Jefferies & Company, Inc.

Member – Jefferies Group, Inc. Executive Committee

Financial Services

Bradford L. Klein	Co-President	Co-President –Jefferies Financial Products, LLC Co-President - Jefferies Commodity Investment Services, LLC Member – Jefferies Group, Inc. Executive Committee	Financial Services
Andrew R. Kaplan	Executive Vice President and General Counsel	Executive Vice President and General Counsel –Jefferies Financial Products, LLC Executive Vice President and General Counsel	Financial Services
Peregrine C. Broadbent	Chief Financial Officer	Chief Financial Officer for Jefferies Group, Inc. and certain of its affiliates Member – Jefferies Group, Inc. Executive Committee	Financial Services
Todd A. Streichler	Managing Director – Finance	Managing Director – Jefferies Financial Products, LLC Managing Director – Jefferies Commodity Investment Services, LLC	Financial Services
Michael S. Kaplan	Managing Director – Operations	Managing Director – Jefferies Financial Products, LLC Managing Director – Jefferies Commodity Investment Services, LLC	Financial Services
Michael S. Sheehy	Senior Vice President and Chief Compliance Officer	Senior Vice President and Chief Compliance Officer – Jefferies Financial Products, LLC Senior Vice President and Chief Compliance Officer – Jefferies Commodity Investment Services, LLC	Financial Services

*The principal business address for each of the Jefferies Asset Management, LLC representatives is: The Metro Center, One Station Place, 3N, Stamford, Connecticut 06902.

PALLISER BAY, THE INSTITUTIONAL DIVISION OF CLARK CAPITAL

MANAGEMENT GROUP, INC.

Name*	Position with Palliser Bay, the institutional division of Clark Capital Management Group, Inc.	Other Business Connections	Type of Business
Harry Clark	President, CEO	Portfolio Pathways	Accounting Software
Gary G. Schlarbaum	Chief Investment Officer / Portfolio Manager	Lead Portfolio Manager for Palliser Bay Opportunity Fund L.P.	Hedge Fund
Denise Williams	Chief Compliance Officer	Portfolio Pathways	Accounting Software
Sean Clark	Portfolio Manager	Portfolio Pathways	Accounting Software
Brendan Clark	National Sales Manager	Portfolio Pathways	Accounting Software
Colleen Bittone	Chief Operations Officer	Portfolio Pathways	Accounting Software

*The principal business address for each of the Palliser Bay, the institutional division of Clark Capital Management Group, Inc., representatives is: 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103.

RIVERFRONT INVESTMENTS, LLC

Name*	Position with RiverFront Investments LLC	Other Business Connections	Type of Business
Paul Michael Jones, CFA	Chief Investment Officer, Founding Partner	None	N/A
Rod Smyth	Chief Investment Strategist, Founding Partner	Virginia Retirement System (VRS) – Chairman, Investment Advisory Committee	Financial Services
Doug Sandler, CFA	Chief Equity Officer, Founding Partner	None	N/A
Peter J. Quinn, Jr	Chief Operating Officer, Founding Partner	Virginia Business Bank (VBB) – Board Member	Financial Services
Timothy Anderson, CFA	Chief Fixed Income Strategist, Partner	None	N/A
Samuel Turner, CMT	Director Large Cap Portfolio Management, Partner	None	N/A
Paul Louie	Director Small/Mid Cap Portfolio Management, Partner	None	N/A
William Ryder, CFA, CMT	Director of Quantitative Strategy, Partner	None	N/A
Marc Cheatham	Director Technology & Operations, Partner	None	N/A
Chris Konstantinos	Portfolio Risk Manager	None	N/A

*The principal business address for each of the RiverFront representatives is: 9011 Arboretum Parkway, Suite 110, Richmond, VA 23236.

KOTAK MOHINDRA (UK) LTD.

Name*	Position with Kotak- Mahindra	Other Business Connections	Type of Business
Shyam Kumar	Director and CEO, Kotak Mahindra (UK) Ltd	Not Applicable	Not Applicable
Vishwanathan Varadarajan	Director, Compliance and MLRO, Kotak Mahindra (UK) Ltd.	Not Applicable	Not Applicable
Abhishek Bhalotia	Director, Kotak Mahindra (UK) Ltd.	Not Applicable	Not Applicable
Ruchit Puri	Director, Kotak Mahindra (UK) Ltd.	Not Applicable	Not Applicable

*The principal business address for each of the Kotak-Mohindra representatives is: 6th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom.

Item 32.	Principal Underwriter.

(a) ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS ETF Trust, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., AQR Funds, BLDRS Index Fund Trust, Caldwell & Orkin Funds, Inc., Campbell Multi-Strategy Trust, Cook & Bynum Funds Trust, CornerCap Group of Funds, CRM Mutual Fund Trust, Cullen Funds, SPDR Dow Jones Industrial Average ETF Trust, EGA Global Shares Trust , Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Grail Advisors ETF Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Balanced Fund, IndexIQ Trust, Index IQ ETF Trust, Laudus Trust, Laudus Institutional Trust, Milestone Funds, MTB Group of Funds, Oak Associates Funds, OOK, Inc., Pax World Series Trust I, PowerShares QQQ 100 Trust Series 1, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF, Select Sector SPDR Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, Transparent Value Trust, TDX Independence Funds, Inc., TXF Funds, Inc., Wasatch Funds, WesMark Funds, Westcore Trust, Williams Capital Liquid Assets Fund, and WisdomTree Trust.

(b) To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name*	Positions with Underwriter	Positions with Fund
Thomas A. Carter	President	None
Edmund J. Burke	Director	Trustee, Chairman and President
Jeremy O. May	Executive Vice President, Director	Treasurer
Spencer P. Hoffman	Director	None

John C. Donaldson	Executive Vice President, Chief Financial Officer	None
Diana M. Adams	Senior Vice President, Controller, Treasurer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Tané T. Tyler	Senior Vice President, General Counsel, Secretary	None
Brad Swenson	Senior Vice President, Chief Compliance Officer	None
Kevin J. Ireland	Senior Vice President, Director of Institutional Sales	None
Mark R. Kiniry	Senior Vice President, National Sales Director-Investments	None
Erin E. Douglas	Vice President, Senior Associate Counsel	None
JoEllen L. Legg	Vice President, Associate Counsel	Secretary
Paul F. Leone	Vice President, Assistant General Counsel	None
David T. Buhler	Vice President, Associate Counsel	None
Steven Price	Vice President, Deputy Chief Compliance Officer	None
James Stegall	Vice President, Institutional Sales Manager	None

* The principal business address for each of the above directors and executive officers is: 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)         Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices: (1) ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (2) ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203; (3) Red Rocks Capital LLC, 25188 Genesee Trail Road, Suite 250, Suite 250, Golden, Colorado 80401; (4) Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109; (5) Clough Capital Partners LP, One Post Office Square, 40th Floor, Boston, Massachusetts 02109; (6) GNI Capital, Inc. 124 Verdae Blvd., Suite 504, Greenville, South Carolina 29607; (7) Vulcan Value Partners, LLC, 3500 Blue Lake Drive, Suite 400, Birmingham, Alabama 35243; (8) Jefferies Asset Management, LLC, The Metro Center, One Station Place, 3N, Stamford, Connecticut 06902; (9) Palliser Bay, the institutional division of Clark Capital Management Group, Inc., 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103; (10) RiverFront Investments LLC, 9011 Arboretum Parkway, Suite 110, Richmond, VA 23236; and (11) Kotak-Mohindra (UK) Limited, 6th Floor, Portsoken House, 155-157 Minories, London EC3N 1LS United Kingdom.

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 62 of its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Denver, and State of Colorado, on August 30, 2010.

FINANCIAL INVESTORS TRUST
(Registrant)

By:	/s/Edmund J. Burke
Edmund J. Burke
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Edmund J. Burke Edmund J. Burke	President, Trustee and Chairman	August 30, 2010

/s/ John R. Moran, Jr. John R. Moran, Jr.*	Trustee	August 30, 2010

/s/ Jeremy W. Deems Jeremy W. Deems*	Trustee	August 30, 2010

/s/ Mary K. Anstine Mary K. Anstine*	Trustee	August 30, 2010

/s/ Jerry G. Rutledge Jerry G. Rutledge*	Trustee	August 30, 2010

/s/ Michael “Ross” Shell Michael “Ross” Shell*	Trustee	August 30, 2010

/s/ Jeremy O. May Jeremy O. May	Treasurer	August 30, 2010

*	Signature affixed by JoEllen L. Legg pursuant to a power of attorney dated August 13, 2009.

Exhibit List

Exhibit
(d)	(3)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).
	(4)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Wellington Management Company, LLP with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).
	(5)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund.
	(6)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and Clough Capital Partners, LP with respect to the Clough China Fund.
	(7)	Investment Advisory Agreement between Registrant and ALPS Advisors, Inc. with respect to the ALPS/GNI Long-Short Fund.
	(8)	Investment Sub-Advisory Agreement among Registrant, ALPS Advisors, Inc. and GNI Capital, Inc. with respect to the ALPS/GNI Long-Short Fund.
	(9)	Investment Advisory Agreement between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
(e)	(2)	Amendment No. 1 dated August 31, 2009 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).
	(3)	Amendment No. 2 dated October 30, 2009 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the ALPS/GNI Long-Short Fund.
	(4)	Amendment No. 3 dated January 15, 2010 to the Distribution Agreement dated October 1, 2007 between Registrant and ALPS Distributors, Inc. with respect to the Clough China Fund.
	(10)	Distribution Agreement dated December 30, 2009 between Registrant and ALPS Distributors, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
(g)	(3)	Custodian Agreement dated August3, 2009 between Registrant and Union Bank N.A. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).
	(4)	Amendment No. 1 dated November 2, 2009 to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/GNI Long-Short and Clough China Funds.

	(5)	Amendment No. 1 dated November 2, 2009 to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the ALPS/GNI Long-Short and Clough China Funds.
	(6)	Amendment No. 2 dated December 30, 2009 to Custody Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
	(7)	Amendment No. 2 dated December 30, 2009 to Foreign Custody Manager Agreement between Registrant and The Bank of New York Mellon with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
(h)	(2)	Amendment No. 2 dated August 31, 2009 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).
	(3)	Amendment No. 3 dated October 30, 2009 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/GNI Long-Short Fund.
	(4)	Amendment No. 4 dated January 15, 2010 to the Transfer Agency and Service Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund.
	(6)	Transfer Agency and Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
	(7)	Transfer Agency and Interactive Client Service Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
	(12)	Amendment No. 1 dated August 31, 2009 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/WMC Value Intersection Fund (f/k/a Activa Value Fund).
	(13)	Amendment No. 2 dated October 30, 2009 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/GNI Long-Short Fund.
	(14)	Amendment No. 3 dated January 15, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the Clough China Fund.

	(15)	Amendment No. 4 dated March 9, 2010 to the Fund Accounting and Administration Agreement dated October 1, 2007 between Registrant and ALPS Fund Services, Inc. with respect to the ALPS/Red Rocks Listed Private Equity (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund) and ALPS/GNI Long-Short Funds.
	(16)	Fund Accounting and Administration Agreement dated December 30, 2009 between Registrant and ALPS Fund Services, Inc. with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
	(20)	PFO Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
	(21)	Chief Compliance Officer Services Agreement dated December 30, 2009 among Registrant, ALPS Fund Services, Inc. and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
	(25)	Fee Waiver Letter Agreement dated August 28, 2009 between Registrant and ALPS Advisors, Inc. with respect to the Clough China Fund.
	(28)	Fee Waiver Letter Agreement dated November 4, 2009 between Registrant and Vulcan Value Partners, LLC with respect to the Vulcan Value Partners and the Vulcan Value Partners Small Cap Funds.
(i)	(5)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, dated August 27, 2010, with respect to the ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund), ALPS/GNI Long-Short, Clough China, Vulcan Value Partners Small Cap and Vulcan Value Partners Funds.
(j)	(4)	Consent of Deloitte & Touche LLP, as Independent Registered Public Accounting Firm, with respect to ALPS/Red Rocks Listed Private Equity Fund (f/k/a Listed Private Equity Fund), ALPS/WMC Value Intersection (f/k/a Activa Value Fund), ALPS/GNI Long-Short, Clough China, Vulcan Value Partners Small Cap and Vulcan Value Partners Funds.
(m)	(10)	Shareholder Services Plan – Clough China Fund, Class C.
(n)	(3)	Rule 18f-3 Plan – Clough China Fund.